UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05387

Franklin Mutual Series Funds
(Exact name of registrant as specified in charter)

101 John F. Kennedy Parkway, Short Hills, NJ 07078-2705
(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: (210) 912-2100

Date of fiscal year end: 12/31

Date of reporting period: 12/31/10

Item 1. Reports to Stockholders.

DECEMBER 31, 2010

ANNUAL REPORT
AND SHAREHOLDER LETTER

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INTERNATIONAL

Mutual International Fund

FRANKLIN TEMPLETON
INVESTMENTS

Franklin · Templeton · **Mutual Series**

Annual Report

Mutual International Fund

Your Fund's Goals and Main Investments: Mutual International Fund seeks capital appreciation, which may occasionally be short term, with income as a secondary goal. The Fund normally invests at least 80% of its net assets in securities of non-U.S. issuers that the manager believes are available at prices less than their intrinsic value. The Fund invests, to a lesser extent, in risk arbitrage securities and distressed companies.

We are pleased to bring you Mutual International Fund's annual report for the fiscal year ended December 31, 2010.

Performance Overview

Mutual International Fund – Class Z delivered a +15.20% cumulative total return for the 12 months ended December 31, 2010. The Fund outperformed the +4.82% total return of its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index Net Return (Local Currency), which measures equity performance in global developed markets outside the U.S. and Canada.[1] You can find other Fund performance data in the Performance Summary beginning on page 10.

Economic and Market Overview

During the year under review, equities advanced against a backdrop of heightened volatility and uneven global economic recovery. Emerging market regions primarily led growth, as they were generally unconstrained by the debt overhang burdening western economies and benefited from strong intrinsic demand and significant capital inflows. Policymakers in these regions began raising interest rates toward period-end to combat inflation and speculative investment. Developed economies grew at a more subdued pace, with demand recovery and asset price reflation heavily underpinned by government-sponsored, liquidity-enhancing measures. The U.S. Federal

1. Source: © 2011 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The unmanaged index is calculated in local currency and includes reinvested daily net dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 21.

4 | Annual Report

Reserve Board (Fed), having already brought official interest rates close to zero, began directly purchasing government securities as part of an extreme policy measure known as quantitative easing. Further promoting the U.S. recovery, the Republican Party gained control of the House of Representatives in mid-term elections and President Obama extended Bush-era tax cuts. In Europe, ballooning fiscal deficits took their toll on peripheral nations and growing concerns of potential sovereign defaults significantly roiled equity markets on several occasions during the period. The European Central Bank responded by pledging 750 billion euros in the spring with the intent to forestall defaults, stabilize markets and restore confidence in the euro currency, followed by further backstops in the autumn as Ireland and the rest of the periphery came under renewed duress.

The combination of intrinsic growth drivers in emerging markets and stimulus-induced support in the developed world encouraged the global economic recovery, and equity markets responded favorably. By the end of 2010, global equity markets recouped all losses suffered since Lehman Brothers Holdings' 2008 bankruptcy. Commodities surged in the second half of 2010 due to near-term supply constraints and emerging market demand increases, as well as longer term fears that overly accommodative monetary policies would ultimately have negative inflationary consequences. The dollar strengthened relative to the euro, which bore the burden of the region's fiscal crisis, but weakened against the yen, which hit multi-decade highs amid persistent deflationary pressures. Meanwhile, U.S. Treasuries and corporate bonds finished the year with gains, though Treasury prices declined considerably in the final quarter as Fed policies appeared to improve growth expectations. Although market conditions remained accommodative and corporate profitability improved, critical economic fundamentals such as employment, home prices and credit creation remained substantially depressed at period-end, leading many investors to question the true health of the global economy and the sustainability of the recovery.

Geographic Breakdown
Based on Total Net Assets as of 12/31/10

U.K.
14.8%
France
13.1%
Germany
9.3%
China
8.1%
Australia
7.0%
Japan
6.4%
Hong Kong
5.5%
Denmark
4.2%
Switzerland
3.6%
Netherlands
2.1%
South Korea
2.0%
Italy
1.9%
Belgium
1.8%
Singapore
1.7%
Bermuda
1.4%
U.S.
1.2%
Other
1.9%
Short-Term Investments & Other Net Assets
14.0%

Investment Strategy

At Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks in Asia and Europe. We have the ability to invest in emerging markets, although this is unlikely to be a significant focus of our strategy. When selecting undervalued equities, we are always attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies' intrinsic or business value. We also look for asset rich companies

Annual Report | 5

Top 10 Sectors/Industries
Based on Equity Securities as of 12/31/10

	% of Total Net Assets
Insurance	11.1%
Commercial Banks	8.0%
Media	6.1%
Construction & Engineering	3.9%
Food & Staples Retailing	3.4%
Trading Companies & Distributors	3.3%
Hotels, Restaurants & Leisure	3.2%
Food Products	3.1%
Wireless Telecommunication Services	3.0%
Automobiles	2.9%

whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies internationally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies' debt at a substantial discount to face value. After the financially distressed company is reorganized, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as "deals," the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company's stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund's currency exposure when we deem it advantageous for our shareholders.

Manager's Discussion

During the year under review, Fund performance benefited from many of its investments. Three of the largest contributors during the period were Wheelock Properties, a Hong Kong-based real estate developer; German automaker Volkswagen; and Boart Longyear Group, an Australian manufacturer of drilling equipment and parts that is also the largest provider of contract drilling services to mining companies.

Wheelock Properties is a Hong Kong-listed holding company that previously sat in a complicated structure between Wheelock & Co. and various operating companies such as Wharf Holdings, Hong Kong's largest retail mall operator. Wheelock Properties' corporate entity served little purpose within the overall corporate structure, and it traded at a significant discount to the net asset value of its holdings. Wheelock Properties was taken over during 2010 by its parent company at an almost 144% premium to its trading price.

6 | Annual Report

We bought Volkswagen's stock in 2010 when it offered what we believed was an attractive combination of historically below-average valuation, a solid balance sheet combined with conservative accounting policies that understated the group's industrial cash flows and earnings, and a strong global presence. The company is Europe's largest automotive group and has market share not only in Europe but also in North America, South America and China. During the year, Volkswagen announced its intention to merge its operations with those of Porsche. We feel this is a synergistic move that, if finalized, may enhance the company's sales and profit development.

Investors sold Boart Longyear's stock during the financial crisis largely because it had been overleveraged as it emerged from private equity ownership. Although earnings had plummeted during this phase, Boart was able to maintain a positive operating cash flow, and following a recapitalization, we saw an opportunity to buy what we believed was a global leader with depressed earnings. The stock started to rally in 2010 as customers, buoyed by better funding conditions and robust hard commodity prices, increased drilling activity during the year.

Despite the Fund's positive performance in 2010, there were a few disappointments in the portfolio. Among the top detractors from the Fund's performance during the year were VisionChina Media, which operates an advertising network that consists of more than 128,000 digital television displays, mainly on buses and subways, in 23 major Chinese cities; Hong Kong-based RCG Holdings, a developer of biometric and RFID (radio frequency identification) security and surveillance products for commercial and personal use; and CRH, an Irish manufacturer and distributor of building materials sold throughout western Europe and North America.

VisionChina Media lost value in 2010 mainly as a result of poorly executed acquisitions. We still liked VisionChina at year-end as the company appeared well positioned as a major outdoor advertiser with dominant positions in Beijing and Shanghai digital transit media. Although the stock was a detractor for the year under review, it partially recovered toward year-end.

Although RCG's sales appear to have held up well through the financial crisis, the company was hindered by its poor cash collection processes. Working capital needs swelled as RCG distributors increasingly relied on the company's credit. In response, the company recently installed leadership that started to more tightly manage its cash collections. With the company trading at approximately 1.5 times its 2010 consensus earnings near year-end, we believed there could be significant upside potential if RCG were successful in improving its cash management strategy.

Top 10 Holdings

12/31/10

Company *Sector/Industry, Country*	% of Total Net Assets
Seven Group Holdings Ltd. *Trading Companies & Distributors, Australia*	1.8%
Boart Longyear Group *Construction & Engineering, Australia*	1.7%
Resolution Ltd. *Insurance, U.K.*	1.6%
Tower Australia Group Ltd. *Insurance, Australia*	1.6%
Aozora Bank Ltd. *Commercial Banks, Japan*	1.5%
Daimler AG *Automobiles, Germany*	1.4%
REXLot Holdings Ltd. *Hotels, Restaurants & Leisure, Bermuda*	1.4%
Vinci SA *Construction & Engineering, France*	1.3%
VisionChina Media Inc., ADR *Media, China*	1.3%
Linde AG *Chemicals, Germany*	1.2%

Annual Report | 7

CRH was unable to effectively deploy into acquisitions the capital it had raised in March 2009. Management also lowered the company’s earnings guidance twice in quick succession, further undermining management’s credibility with investors. This erosion of confidence resulted in a significant stock price decline. Toward the end of 2010, CRH management hosted an analyst day where the company clearly articulated its future strategy, highlighted upcoming acquisition opportunities, showcased the breadth and depth of its management bench, and fully explained the reason for the guidance shortfall. We continued to hold CRH at period-end.

Finally, investors should note that we maintained our currency hedging posture of being more hedged than not to the U.S. dollar, largely through the use of forward currency exchange contracts. Certain currencies weakened in relation to the U.S. dollar in 2010, and our hedging strategy aided Fund performance during the year.

Thank you for your continued participation in Mutual International Fund. We look forward to serving your future investment needs.

Mutual International Fund

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

8 | Annual Report

Performance Summary as of 12/31/10

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

10 | Annual Report

Performance Summary *(continued)*

Performance[1]

Class Z		1-Year	Inception (5/1/09)
Cumulative Total Return[2]		+15.20%	+47.77%
Average Annual Total Return[3]		+15.20%	+26.37%
Value of $10,000 Investment[4]		$11,520	$14,777
Total Annual Operating Expenses[5]			
Without Waiver	4.42%		
With Waiver	1.17%		
Class A		**1-Year**	**Inception (5/1/09)**
Cumulative Total Return[2]		+14.86%	+47.07%
Average Annual Total Return[3]		+8.23%	+21.62%
Value of $10,000 Investment[4]		$10,823	$13,861
Total Annual Operating Expenses[5]			
Without Waiver	4.70%		
With Waiver	1.45%		
Class C		**1-Year**	**Inception (5/1/09)**
Cumulative Total Return[2]		+14.02%	+45.27%
Average Annual Total Return[3]		+13.02%	+25.08%
Value of $10,000 Investment[4]		$11,302	$14,527
Total Annual Operating Expenses[5]			
Without Waiver	5.42%		
With Waiver	2.17%		
Class R		**1-Year**	**Inception (5/1/09)**
Cumulative Total Return[2]		+14.54%	+46.49%
Average Annual Total Return[3]		+14.54%	+25.71%
Value of $10,000 Investment[4]		$11,454	$14,649
Total Annual Operating Expenses[5]			
Without Waiver	4.92%		
With Waiver	1.67%		

The investment manager and administrator have contractually agreed to waive or assume certain expenses so that common expenses (excluding Rule 12b-1 fees and acquired fund fees and expenses) for each class of the Fund do not exceed 1.17% (other than certain nonroutine expenses) until 4/30/11.

Annual Report | 11

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index is calculated in local currency and includes reinvested daily net dividends. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

12 | Annual Report

Annual Report | 13

Performance Summary *(continued)*

Endnotes

Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in emerging markets involve heightened risks related to the same factors, in addition to those associated with these markets' smaller size and lesser liquidity. The Fund's investments in companies engaged in mergers, reorganizations or liquidations also involve special risks a spending deals may not be completed on time or on favorable terms. The Fund may invest in lower rated bonds, which entail higher credit risk. The manager applies various techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. The Fund's prospectus also includes a description of the main investment risks.

1. If the manager and administrator had not waived fees, the Fund's total returns would have been lower.
2. Cumulative total return represents the change in value of an investment over the period indicated.
3. Average annual total return represents the average annual change in value of an investment over the period indicated.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the period indicated.
5. Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Source: © 2011 Morningstar. The MSCI EAFE Index Net Return (Local Currency) is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance of global developed markets excluding the U.S. and Canada.

14 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (Z: 1.17%; A: 1.44%; C: 2.17%; and R: 1.67%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

16 | Annual Report

Mutual International Fund

Financial Highlights

Class Z	Year Ended December 31, 2010	2009[a]
Per share operating performance		
(for a share outstanding throughout the year)		
Net asset value, beginning of year	$12.59	$10.00
Income from investment operations[b]:		
Net investment income[c]	0.22	0.14
Net realized and unrealized gains (losses)	1.66	2.68
Total from investment operations	1.88	2.82
Less distributions from:		
Net investment income	(0.49)	(0.17)
Net realized gains	(0.17)	(0.06)
Total distributions	(0.66)	(0.23)
Net asset value, end of year	$13.81	$12.59
Total return[d]	15.20%	28.27%
Ratios to average net assets[e]		
Expenses before waiver, payments by affiliate and expense reduction[f]	2.77%	4.42%
Expenses net of waiver, payments by affiliate and expense reduction[f]	1.17%	1.17%[g]
Expenses incurred in connection with securities sold short	—%	0.01%
Net investment income	1.70%	1.91%
Supplemental data		
Net assets, end of year (000's)	$7,968	$4,320
Portfolio turnover rate	38.43%	33.93%

[a]For the period May 1, 2009 (commencement of operations) to December 31, 2009.

[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[c]Based on average daily shares outstanding.

[d]Total return is not annualized for periods less than one year.

[e]Ratios are annualized for periods less than one year.

[f]Includes dividend expense on securities sold short and stock loan fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

[g]Benefit of expense reduction rounds to less than 0.01%.

Mutual International Fund

Financial Highlights *(continued)*

Class A	Year Ended December 31, 2010	2009[a]
Per share operating performance		
(for a share outstanding throughout the year)		
Net asset value, beginning of year	$12.58	$10.00
Income from investment operations[b]:		
Net investment income[c]	0.18	0.13
Net realized and unrealized gains (losses)	1.66	2.67
Total from investment operations	1.84	2.80
Less distributions from:		
Net investment income	(0.47)	(0.16)
Net realized gains	(0.17)	(0.06)
Total distributions	(0.64)	(0.22)
Net asset value, end of year	$13.78	$12.58
Total return[d]	14.86%	28.05%
Ratios to average net assets[e]		
Expenses before waiver, payments by affiliate and expense reduction[f]	3.05%	4.70%
Expenses net of waiver, payments by affiliate and expense reduction[f]	1.45%	1.45%[g]
Expenses incurred in connection with securities sold short	—%	0.01%
Net investment income	1.42%	1.63%
Supplemental data		
Net assets, end of year (000's)	$8,144	$4,784
Portfolio turnover rate	38.43%	33.93%

[a]For the period May 1, 2009 (commencement of operations) to December 31, 2009.

[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[c]Based on average daily shares outstanding.

[d]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

[e]Ratios are annualized for periods less than one year.

[f]Includes dividend expense on securities sold short and stock loan fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

[g]Benefit of expense reduction rounds to less than 0.01%.

Mutual International Fund

Financial Highlights *(continued)*

Class C	Year Ended December 31, 2010	2009[a]
Per share operating performance		
(for a share outstanding throughout the year)		
Net asset value, beginning of year	$12.54	$10.00
Income from investment operations[b]:		
Net investment income[c]	0.09	0.08
Net realized and unrealized gains (losses)	1.64	2.66
Total from investment operations	1.73	2.74
Less distributions from:		
Net investment income	(0.39)	(0.14)
Net realized gains	(0.17)	(0.06)
Total distributions	(0.56)	(0.20)
Net asset value, end of year	$13.71	$12.54
Total return[d]	14.02%	27.41%
Ratios to average net assets[e]		
Expenses before waiver, payments by affiliate and expense reduction[f]	3.77%	5.42%
Expenses net of waiver, payments by affiliate and expense reduction[f]	2.17%	2.17%[g]
Expenses incurred in connection with securities sold short	—%	0.01%
Net investment income	0.70%	0.91%
Supplemental data		
Net assets, end of year (000's)	$2,103	$999
Portfolio turnover rate	38.43%	33.93%

[a]For the period May 1, 2009 (commencement of operations) to December 31, 2009.

[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[c]Based on average daily shares outstanding.

[d]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

[e]Ratios are annualized for periods less than one year.

[f]Includes dividend expense on securities sold short and stock loan fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

[g]Benefit of expense reduction rounds to less than 0.01%.

Mutual International Fund

Financial Highlights *(continued)*

Class R	Year Ended December 31, 2010	2009[a]
Per share operating performance		
(for a share outstanding throughout the year)		
Net asset value, beginning of year	$12.58	$10.00
Income from investment operations[b]:		
Net investment income[c]	0.16	0.11
Net realized and unrealized gains (losses)	1.64	2.68
Total from investment operations	1.80	2.79
Less distributions from:		
Net investment income	(0.43)	(0.15)
Net realized gains	(0.17)	(0.06)
Total distributions	(0.60)	(0.21)
Net asset value, end of year	$13.78	$12.58
Total return[d]	14.54%	27.89%
Ratios to average net assets[e]		
Expenses before waiver, payments by affiliate and expense reduction[f]	3.27%	4.92%
Expenses net of waiver, payments by affiliate and expense reduction[f]	1.67%	1.67%[g]
Expenses incurred in connection with securities sold short	—%	0.01%
Net investment income	1.20%	1.41%
Supplemental data		
Net assets, end of year (000's)	$14	$13
Portfolio turnover rate	38.43%	33.93%

[a]For the period May 1, 2009 (commencement of operations) to December 31, 2009.

[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[c]Based on average daily shares outstanding.

[d]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

[e]Ratios are annualized for periods less than one year.

[f]Includes dividend expense on securities sold short and stock loan fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

[g]Benefit of expense reduction rounds to less than 0.01%.

Mutual International Fund

Statement of Investments, December 31, 2010

	Country	Shares	Value
Common Stocks 84.5%			
Air Freight & Logistics 1.6%			
Sinotrans Ltd., H	China	592,000	$ 162,234
TNT NV	Netherlands	4,602	121,587
			283,821
Automobiles 1.4%			
[a] Daimler AG (EUR Traded)	Germany	3,719	253,331
[a] Daimler AG (USD Traded)	Germany	103	6,961
			260,292
Beverages 1.5%			
Carlsberg AS, B	Denmark	1,228	123,082
Pernod Ricard SA	France	1,680	158,129
			281,211
Biotechnology 0.1%			
[a] Crucell NV	Netherlands	770	24,310
Capital Markets 2.1%			
F&C Asset Management PLC	United Kingdom	159,590	209,769
[a] UBS AG (CHF Traded)	Switzerland	10,280	168,949
			378,718
Chemicals 1.2%			
Linde AG	Germany	1,491	226,485
Commercial Banks 8.0%			
Aozora Bank Ltd.	Japan	132,000	273,188
Barclays PLC	United Kingdom	41,164	168,711
BNP Paribas	France	2,275	144,895
[a] Danske Bank AS	Denmark	6,571	168,632
Hana Financial Group Inc.	South Korea	1,170	45,183
Intesa Sanpaolo SpA	Italy	24,486	66,495
Intesa Sanpaolo SpA, di Risp	Italy	14,895	35,528
[a] Jyske Bank AS	Denmark	3,018	140,279
[a] KBC Groep NV	Belgium	4,243	144,740
Korea Exchange Bank	South Korea	12,780	134,496
Societe Generale, A	France	2,469	132,843
			1,454,990
Commercial Services & Supplies 1.2%			
[a] Edenred	France	9,279	219,896
Construction & Engineering 3.9%			
Boart Longyear Group	Australia	66,307	308,936
KHD Humboldt Wedag International AG	Germany	18,077	168,069
Vinci SA	France	4,258	231,719
			708,724
Construction Materials 2.3%			
China Shanshui Cement Group	China	227,000	162,091
CRH PLC	Ireland	4,364	90,488
SA des Ciments Vicat	France	1,878	157,018
			409,597

Annual Report | 21

Mutual International Fund

Statement of Investments, December 31, 2010 (continued)

Country	Shares	Value
Common Stocks (continued)			
Containers & Packaging 1.1%			
Rexam PLC	United Kingdom	37,820	$ 196,840
Distributors 0.1%			
Dah Chong Hong Holdings Ltd.	Hong Kong	18,000	19,106
Diversified Financial Services 2.4%			
Deutsche Boerse AG	Germany	1,560	108,101
First Pacific Co. Ltd.	Hong Kong	226,042	203,576
Guoco Group Ltd.	Hong Kong	9,000	119,498
			431,175
Diversified Telecommunication Services 1.7%			
Koninklijke KPN NV	Netherlands	2,935	42,875
[a] TDC AS	Denmark	12,341	107,304
Telefonica SA	Spain	7,357	166,967
			317,146
Electric Utilities 2.0%			
E.ON AG	Germany	6,909	211,330
[b] Prime AET&D Holdings No. 1 Pty. Ltd.	Australia	30,822	—
[c] Prime Infrastructure Group	Australia	30,822	155,713
			367,043
Electrical Equipment 1.0%			
Alstom SA	France	3,620	173,415
Energy Equipment & Services 0.5%			
[a] Dockwise Ltd.	Norway	3,380	88,397
Food & Staples Retailing 3.4%			
Carrefour SA	France	2,750	113,492
FamilyMart Co. Ltd.	Japan	4,100	154,555
Koninklijke Ahold NV	Netherlands	15,239	201,332
Lawson Inc.	Japan	3,200	158,275
			627,654
Food Products 3.1%			
China Fishery Group Ltd.	China	113,879	198,822
Kraft Foods Inc., A	United States	1,889	59,522
Nestle SA	Switzerland	2,466	144,554
People's Food Holdings Ltd.	China	265,000	158,009
			560,907
Hotels, Restaurants & Leisure 3.2%			
Accor SA	France	4,824	214,895
Ladbrokes PLC	United Kingdom	62,940	120,977
REXLot Holdings Ltd.	Bermuda	2,425,000	255,838
			591,710
Household Durables 1.4%			
[a] Berkeley Group Holdings PLC	United Kingdom	12,129	168,510
Skyworth Digital Holdings Ltd.	Hong Kong	136,000	80,664
			249,174

22 | Annual Report

Mutual International Fund

Statement of Investments, December 31, 2010 *(continued)*

	Country	Shares	Value
Common Stocks (continued)			
Industrial Conglomerates 2.9%			
Jardine Matheson Holdings Ltd.	Hong Kong	2,600	$ 114,400
Jardine Strategic Holdings Ltd.	Hong Kong	4,200	116,256
Shanghai Industrial Holdings Ltd.	China	22,000	94,822
Shun Tak Holdings Ltd.	Hong Kong	268,000	167,231
Siemens AG	Germany	231	28,791
			521,500
Insurance 11.1%			
ACE Ltd.	United States	2,537	157,928
Ageas	Belgium	77,484	177,249
AXA SA	France	12,416	206,788
Catlin Group Ltd.	United Kingdom	31,826	183,519
Hiscox Ltd.	United Kingdom	30,752	182,267
Lancashire Holdings Ltd.	United Kingdom	18,861	162,431
Resolution Ltd.	United Kingdom	81,551	298,486
RSA Insurance Group PLC	United Kingdom	74,590	145,814
[a] Storebrand ASA	Norway	436	3,269
Tower Australia Group Ltd.	Australia	75,359	297,983
Zurich Financial Services AG	Switzerland	770	199,672
			2,015,406
Machinery 1.3%			
[a] Demag Cranes AG	Germany	2,926	142,009
Schindler Holding AG, PC	Switzerland	824	97,575
			239,584
Marine 1.2%			
A.P. Moller - Maersk AS, B	Denmark	24	217,551
Media 6.1%			
[a] Austar United Communications Ltd.	Australia	207,536	202,508
British Sky Broadcasting Group PLC	United Kingdom	10,861	124,798
Eutelsat Communications	France	2,184	80,024
Sinomedia Holding Ltd.	China	507,800	180,972
[a] Stroer Out-of-Home Media AG	Germany	3,754	132,478
[a] VisionChina Media Inc., ADR	China	51,950	241,048
Vivendi SA	France	5,791	156,488
			1,118,316
Metals & Mining 0.8%			
[a] ThyssenKrupp AG	Germany	3,369	140,119
Multi-Utilities 2.5%			
GDF Suez	France	6,032	216,661
Hera SpA	Italy	34,591	71,678
Iren SpA	Italy	98,861	165,711
			454,050
Oil, Gas & Consumable Fuels 2.0%			
Royal Dutch Shell PLC, A	United Kingdom	5,536	183,145
Total SA, B	France	3,503	185,805
			368,950

Annual Report | 23

Mutual International Fund

Statement of Investments, December 31, 2010 (continued)

24 | Annual Report

Mutual International Fund

Statement of Investments, December 31, 2010 *(continued)*

	Value
Total Investments (Cost $15,612,264) 98.0%	$17,871,138
Other Assets, less Liabilities 2.0%	357,993
Net Assets 100.0%	$18,229,131

*The principal amount is stated in U.S. dollars unless otherwise indicated.

[a]Non-income producing.

[b]See Note 7 regarding restricted securities.

[c]Security has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2010, the value of the security was $155,713, representing 0.85% of net assets.

[d]The security is traded on a discount basis with no stated coupon rate.

At December 31, 2010, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	DBFX	Sell	2,579,388	$3,377,050	1/18/11	$ —	$ (73,425)
Euro	SSBT	Sell	635,000	840,700	1/18/11	—	(8,746)
Euro	DBFX	Buy	131,683	183,876	1/18/11	—	(7,722)
Euro	SSBT	Buy	197,500	267,521	1/18/11	—	(3,323)
Euro	DBFX	Sell	97,000	135,528	1/18/11	5,770	—
Euro	SSBT	Sell	125,000	178,045	1/18/11	10,831	—
Danish Krone	BANT	Sell	1,244,940	214,283	1/24/11	—	(9,124)
Danish Krone	SSBT	Sell	752,346	132,757	1/24/11	—	(2,253)
Danish Krone	DBFX	Sell	235,000	41,577	1/24/11	—	(594)
Danish Krone	SSBT	Buy	24,600	4,548	1/24/11	—	(133)
Danish Krone	BANT	Buy	25,500	4,674	1/24/11	—	(98)
Danish Krone	DBFX	Buy	12,000	2,237	1/24/11	—	(84)
Danish Krone	DBFX	Buy	64,600	11,176	1/24/11	417	—
Danish Krone	SSBT	Sell	614,780	110,342	1/24/11	18	—
South Korean Won	BANT	Sell	248,710,000	214,843	1/24/11	—	(6,648)
British Pound	SSBT	Sell	1,254,637	2,021,840	2/14/11	65,109	—
Japanese Yen	DBFX	Sell	7,700,000	92,928	4/20/11	—	(2,050)
Japanese Yen	DBFX	Buy	150,600	1,873	4/20/11	—	(16)
Japanese Yen	BBU	Sell	47,401,200	584,796	4/20/11	115	—
Japanese Yen	DBFX	Sell	1,500,000	18,571	4/20/11	69	—
Swiss Franc	DBFX	Sell	316,089	327,860	5/10/11	—	(11,162)
Swiss Franc	SSBT	Sell	197,773	205,073	5/10/11	—	(7,048)
Swiss Franc	DBFX	Buy	16,131	16,168	5/10/11	1,133	—
Unrealized appreciation (depreciation)						83,462	(132,426)
Net unrealized appreciation (depreciation)							$ (48,964)

See Abbreviations on page 42.

26 | The accompanying notes are an integral part of these financial statements. | Annual Report

Mutual International Fund

Financial Statements *(continued)*

Statement of Assets and Liabilities *(continued)*

December 31, 2010

Class Z:	
Net assets, at value	$7,968,354
Shares outstanding	577,048
Net asset value and maximum offering price per share	$13.81
Class A:	
Net assets, at value	$8,143,798
Shares outstanding	591,045
Net asset value per share[a]	$13.78
Maximum offering price per share (net asset value per share ÷ 94.25%)	$14.62
Class C:	
Net assets, at value	$2,103,195
Shares outstanding	153,441
Net asset value and maximum offering price per share[a]	$13.71
Class R:	
Net assets, at value	$ 13,784
Shares outstanding	1,000
Net asset value and maximum offering price per share	$13.78

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 27

Mutual International Fund

Financial Statements (continued)

Statement of Operations for the year ended December 31, 2010

28 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 29

Mutual International Fund

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of seven separate funds. The Mutual International Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class Z, Class A, Class C, and Class R. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Fund’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

30 | Annual Report

Mutual International Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

Certain derivatives trade in the over-the-counter market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used

Annual Report | 31

Mutual International Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund entered into forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund purchased or wrote option contracts primarily to manage and/or gain exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of a particular security, currency or index, or notional amount of a swap (swap-tion), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the

32 | Annual Report

Mutual International Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Derivative Financial Instruments (continued)

security is adjusted by any premium paid or received. Upon expiration of an option, any premium paid or received is recorded as a realized loss or gain. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Note 9 regarding other derivative information.

d. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay stock loan fees for borrowing the securities sold short and is required to pay the counterparty any dividends or interest due on securities sold short. Such dividends or interest and any stock loan fees are recorded as an expense to the Fund.

e. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. The Fund’s application of those tax rules is subject to its understanding. The Fund records a provision for taxes in its financial statements including penalties and interest, if any, for a tax position taken on a tax return (or expected to be taken) when it fails to meet the more likely than not (a greater than 50% probability) threshold and based on the technical merits, the tax position may not be sustained upon examination by the tax authorities. As of December 31, 2010, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund’s financial statements. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation. The Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax effects will significantly change in the next twelve months.

Annual Report | 33

Mutual International Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
e.	Income Taxes (continued)

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Offering Costs

Offering costs are amortized on a straight line basis over twelve months.

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

34 | Annual Report

Mutual International Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
i.	Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2010, there were an unlimited number of shares authorized (without par value).

Transactions in the Fund’s shares were as follows:

Annual Report | 35

Mutual International Fund

Notes to Financial Statements *(continued)*

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual of 0.80% per year of the average daily net assets of the Fund.

b. Administrative Fees

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

36 | Annual Report

Mutual International Fund

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
d.	Sales Charges/Underwriting Agreements

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

e. Transfer Agent Fees

For the year ended December 31, 2010, the Fund paid transfer agent fees of $19,784, of which $12,929 was retained by Investor Services.

f. Waiver and Expense Reimbursements

FT Services and Franklin Mutual have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the common expenses (i.e. a combination of management fees, administrative fees, and other expenses, but excluding distribution fees, and acquired fund fees and expenses) for each class of the Fund do not exceed 1.17% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2011.

g. Other Affiliated Transactions

At December 31, 2010, Franklin Advisers Inc., an affiliate of the Investment Manager, owned 15.0% of the Fund’s outstanding shares.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2010, there were no credits earned.

5. INCOME TAXES

The tax character of distributions paid during the years ended December 31, 2010 and 2009, was as follows:

Annual Report | 37

Mutual International Fund

Notes to Financial Statements *(continued)*

5. Income Taxes *(continued)*

Cost of investments	$15,825,031
Unrealized appreciation	$ 2,556,716
Unrealized depreciation	(510,609)
Net unrealized appreciation (depreciation)	$ 2,046,107
Undistributed ordinary income	$ 132,754
Undistributed long term capital gains	147,645
Distributable earnings	$ 280,399

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, non-deductable expenses and offering costs.

6. Investment Transactions

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2009	—	$ —
Options written	2	964
Options expired	(2)	(964)
Options exercised	—	—
Options closed	—	—
Options outstanding at December 31, 2010	—	$ —

7. Restricted Securities

38 | Annual Report

Mutual International Fund

Notes to Financial Statements (continued)

7. RESTRICTED SECURITIES (continued)

these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2010, the Fund held an investment in a restricted security, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. OTHER DERIVATIVE INFORMATION

At December 31, 2010, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

Annual Report | 39

Mutual International Fund

Notes to Financial Statements (continued)

9. OTHER DERIVATIVE INFORMATION (continued)

For the year ended December 31, 2010, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

aRepresents the average number of option contracts or notional amount for other derivative contracts outstanding during the year. For derivative contracts denominated in foreign currencies, notional amounts are converted into U.S. dollars.

See Note 1(c) regarding derivative financial instruments.

10. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 21, 2011. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended December 31, 2010, the Fund did not use the Global Credit Facility.

Effective January 21, 2011, the Borrowers renewed the Global Credit Facility for a total of $750 million, maturing January 20, 2012.

40 | Annual Report

Mutual International Fund

Notes to Financial Statements (continued)

11. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities

  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

The following is a summary of the inputs used as of December 31, 2010, in valuing the Fund’s assets and liabilities carried at fair value:

Annual Report | 41

Mutual International Fund

Notes to Financial Statements (continued)

11. FAIR VALUE MEASUREMENTS (continued)

At December 31, 2010, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

12. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

42 | Annual Report

Mutual International Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Mutual Series Funds and Shareholders of Mutual International Fund:

We have audited the accompanying statement of assets and liabilities of Mutual International Fund (one of the Funds constituting the Franklin Mutual Series Funds) (the “Fund”), including the statement of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets, for the period from May 1, 2009 (commencement of operations) through December 31, 2009 and for the year ended December 31, 2010 and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mutual International Fund at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets, for the period from May 1, 2009 (commencement of operations) through December 31, 2009 and for the year ended December 31, 2010 and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Annual Report | 43

Mutual International Fund

Tax Designation (unaudited) (continued)

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

In January 2011, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2010. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2010 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

Annual Report | 45

Mutual International Fund

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Edward I. Altman, Ph.D. (1941) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 1987	8	None
Principal Occupation During Past 5 Years: Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial publishing organizations; and **formerly,** Vice Director, Salomon Center, Stern School of Business, New York University.				
Ann Torre Bates (1958) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 1995	32	SLM Corporation (Sallie Mae), Ares Capital Corporation (specialty finance company) and Allied Capital Corporation (financial services) (2003-2010).
Principal Occupation During Past 5 Years: Independent strategic and financial consultant; and **formerly,** Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).				
Burton J. Greenwald (1929) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2002	15	Franklin Templeton Emerging Markets Debt Opportunities Fund PLC and Fiduciary International Ireland Limited.
Principal Occupation During Past 5 Years: Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and **formerly,** Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute and Chairman, ICI Public Information Committee.				

46 | Annual Report

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Keith E. Mitchell (1954) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2009	8	None
Principal Occupation During Past 5 Years: Managing Member, Mitchell Hartley Advisers, LLC (formerly, Mitchell Advisers, LLC) (advisory firm); director of various boards of asset management firms; and **formerly,** Managing Director, Putman Lovell NBF.				
Charles Rubens II (1930) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 1998	15	None
Principal Occupation During Past 5 Years: Private investor.				
Larry D. Thompson (1945) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2009	138	Cbeyond, Inc. (business communications provider) and The Southern Company (energy company).
Principal Occupation During Past 5 Years: Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and **formerly,** Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).				
Jan Hopkins Trachtman (1947) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2009	8	None
Principal Occupation During Past 5 Years: President and Founder, The Jan Hopkins Group (communications consulting firm); President, Economic Club of New York; serves on Advisory Board of Knight Bagehot Fellowship; and **formerly,** Anchor/Correspondent, CNN Financial News (until 2003); Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air Reporter, ABC News' World News Tonight and Editor, CBS Network News.				
Robert E. Wade (1946) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee and Chairman of the Board	Trustee since 1993 and Chairman of the Board since 2005	39	El Oro Ltd (investments).
Principal Occupation During Past 5 Years: Attorney at law engaged in private practice (1973-2009) and member of various boards.				

Annual Report | 47

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
****Gregory E. Johnson (1961)** One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	88	None
Principal Occupation During Past 5 Years: Director, President and Chief Executive Officer, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.				
****Peter A. Langerman (1955)** c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2702	Trustee, President and Chief Executive Officer – Investment Management	Trustee since 2007, President and Chief Executive Officer – Investment Management since 2005	8	American International Group, Inc. (AIG) Credit Facility Trust
Principal Occupation During Past 5 Years: Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; officer and/or director, as the case may be, of three of the investment companies in Franklin Templeton Investments.				
Philippe Brugere-Trelat (1949) 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Vice President	Since 2005	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Executive Vice President, Franklin Mutual Advisers, LLC; officer of two of the investment companies in Franklin Templeton Investments; and **formerly,** Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav).				
James M. Davis (1952) One Franklin Parkway San Mateo, CA 94403-1906	Chief Compliance Officer and Vice President – AML Compliance	Chief Compliance Officer since 2004 and Vice President – AML Compliance since 2006	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Director of Compliance, Franklin Resources, Inc. (1994-2001).				
Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).				

48 | Annual Report

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).				
David P. Goss (1947) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.				
Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Secretary and Vice President	Secretary since 2005 and Vice President since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.				
Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Director, Fund Accounting, Franklin Templeton Investments; and officer of four of the investment companies in Franklin Templeton Investments.				
Robert C. Rosselot (1960) 500 East Broward Blvd. Suite 2100 Fort Lauderdale, FL 33394-3091	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 45 of the investment companies in Franklin Templeton Investments.				
Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.				

Annual Report | 49

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc., which is the parent company of the Fund's investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, the Fund's investment manager.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Fund's Board has determined that certain of the members of the Audit Committee, including Ann Torre Bates, are audit committee financial experts, and "independent," under those provisions of the Sarbanes-Oxley Act of 2002, and the rules and form amendments adopted by the Securities and Exchange Commission, relating to audit committee financial experts.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/(800) 342-5236 to request the SAI.

50 | Annual Report

Mutual International Fund

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

Annual Report | 51

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DECEMBER 31, 2010

ANNUAL REPORT
AND SHAREHOLDER LETTER

Sign up for electronic delivery
on franklintempleton.com

VALUE

Mutual Shares Fund

FRANKLIN TEMPLETON
INVESTMENTS

Franklin · Templeton · **Mutual Series**

Annual Report

Mutual Shares Fund

Your Fund's Goals and Main Investments: Mutual Shares Fund seeks capital appreciation, with income as a secondary goal, by investing primarily in equity securities of companies the Fund's managers believe are at prices below their intrinsic value. The Fund may invest up to 35% of its assets in foreign securities.

This annual report for Mutual Shares Fund covers the fiscal year ended December 31, 2010.

Performance Overview

Mutual Shares Fund – Class Z delivered a cumulative total return of +11.75% for the 12 months ended December 31, 2010. The Fund underperformed U.S. stocks as measured by its benchmark, the Standard & Poor's 500 Index (S&P 500), which posted a +15.06% total return for the same period.[1] You can find the Fund's long-term performance data in the Performance Summary beginning on page 11.

Economic and Market Overview

During the 12-month period ended December 31, 2010, the U.S. economy grew unevenly, supported by a combination of fundamental business improvement and government intervention. Economic activity as measured by gross domestic product expanded at an annualized 3.7% pace in 2010's first quarter and then downshifted to 1.7% annualized in the second quarter. Consumer spending picked up, likely due to pent-up post-recession demand, and the pace of growth rose at annualized rates of 2.6% in the third quarter and an estimated 3.2% in the fourth quarter. Globally, emerging market regions primarily led growth, as they were generally unconstrained by the debt overhang burdening western economies and benefited from strong intrinsic demand and significant capital inflows. Developed economies grew at a more subdued pace, with demand recovery and asset price reflation heavily underpinned by government-sponsored, liquidity-enhancing measures.

1. Source: © 2011 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 23.

4 | Annual Report

In the U.S., challenges such as mixed economic data, elevated debt concerns surrounding the U.S. budget deficit and a lack of job prospects for the unemployed hindered consumer confidence and the economy's advance. Although home prices rose early in the year, home sales stalled as a homebuyer tax credit program ended, foreclosures mounted and the housing sector remained weak. The unemployment situation showed little improvement. Even though the jobless rate fell from 10.0% in December 2009 to 9.4% at period-end, some of the decline was attributable to a shrinking labor force as many unemployed workers stopped looking for jobs.[2]

Amid signs of a demand-led recovery, crude oil prices rose from $79 per barrel at the end of December 2009 to $91 per barrel by the end of December 2010 largely due to accelerating global demand. The pace of inflation slowed during the year, and in December 2010 the inflation rate was an annualized 1.5%.[2] Similarly, core inflation, which excludes volatile food and energy costs, slowed to a 0.8% annualized rate.[2]

Given few inflationary pressures and uncertainty surrounding the economic recovery, the Federal Open Market Committee (FOMC) made no major changes to its monetary policy for most of the period. The FOMC repeatedly stated it would keep the federal funds target rate within the exceptionally low 0% to 0.25% range "for an extended period" and eventually shifted its focus to its outlook and the status of its current holdings. In September, the FOMC revealed concerns about the subdued recovery and said inflation was below the pace "consistent with its mandate." Having already lowered interest rates effectively to zero, the FOMC announced its intention to purchase government securities to stimulate the economy and promote a low level of inflation consistent with healthy economic growth.

Investor confidence shifted with each release of encouraging or discouraging economic, regulatory and political news, stoking considerable volatility among equities. Ultimately, global stock indexes posted solid gains during the 12 months under review as investor risk aversion began to subside amid generally improving economic signs and rising consumer spending. The dollar strengthened relative to the euro, which declined as a result of the region's fiscal crisis, but weakened against the yen, which hit multi-decade highs amid persistent deflationary pressures. Meanwhile, U.S. Treasuries and corporate bonds finished the year with gains despite Treasury price declines late in the year.

Geographic Breakdown

Based on Total Net Assets as of 12/31/10

U.S.
61.5%
U.K.
11.2%
France
3.5%
Switzerland
3.5%
Germany
3.4%
Denmark
1.6%
Japan
1.2%
Norway
1.1%
Spain
1.1%
Other
1.7%
Short-Term Investments & Other Net Assets
10.2%

2. Source: Bureau of Labor Statistics.

Annual Report | 5

Top 10 Sectors/Industries
Based on Equity Securities as of 12/31/10

	% of Total Net Assets
Tobacco	7.8%
Media	5.0%
Insurance	4.8%
Food & Staples Retailing	4.6%
Food Products	4.3%
Oil, Gas & Consumable Fuels	4.0%
Health Care Providers & Services	4.0%
Beverages	3.9%
Commercial Banks	3.7%
Software	3.4%

Investment Strategy

At Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are always attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies' intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies' debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as "deals," the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company's stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund's currency exposure when we deem it advantageous for our shareholders.

Manager's Discussion

As stock markets advanced in 2010, many of the Fund's investments increased in value. Three particularly strong Fund performers were U.K.-based British American Tobacco (BAT), U.S. tobacco company Altria Group and German automaker Volkswagen.

6 | Annual Report

BAT's unit volume trends improved as the year unfolded. At year-end, Russia, an important market for BAT sales, appeared poised to improve, in our view. In addition, a multi-year productivity program and price increases contributed to the company's ability to expand profit margins and deliver earnings growth that exceeded analyst expectations. The company believes further productivity gains and margin expansion remain to be captured in 2011 and beyond as it implements SAP AG business technology solutions, rationalizes duplicative functions and adopts "best practices" across its business segments. We believe BAT can benefit from an attractive geographic mix as the company has the largest exposure to emerging markets, and their associated growth opportunities, among its major industry peers. Like many other consumer staples companies, BAT typically has generated significant free cash flow, and the company historically has used this cash flow to enhance shareholder value by making accretive acquisitions, paying generous dividends and buying back stock.

Altria operates the largest U.S. tobacco company in addition to wine and financial subsidiaries. Altria's stock performed well in 2010 due to some company-specific events and generally favorable market trends. Since spinning off its international operations in March 2008, Altria management embarked on a multi-year cost-savings program, and the company diversified its operations by entering the moist smokeless tobacco category via acquisition. During 2010, the company reported its restructuring program was ahead of schedule and the moist smokeless business generated meaningful profit growth after posting disappointing results in 2009. In addition to benefiting from these company-specific developments, the shares performed well during the year as investors generally sought higher yielding equities. Tobacco companies, like many consumer products companies, convert a very high percentage of their earnings into free cash flow. Altria's management historically has used much of this free cash flow to reward investors with generous dividends. During the second half of 2010, Altria boosted its dividend payout policy from 75% to 80% of free cash flow, which further highlighted the company's attractive cash flow characteristics.

We bought Volkswagen's stock in 2010 when it offered what we believed was an attractive combination of historically below-average valuation, a solid balance sheet combined with conservative accounting policies that understated the group's industrial cash flows and earnings, and a strong global presence. The company is Europe's largest automotive group and has market share not only in Europe but also in North America, South America and China. During the year, Volkswagen announced its intention to merge its operations with those of Porsche. We feel this is a synergistic move that, if finalized, may enhance the company's sales and profit development.

Top 10 Holdings
12/31/10

Company *Sector/Industry, Country*	% of Total Net Assets
CVS Caremark Corp. *Food & Staples Retailing, U.S.*	2.7%
British American Tobacco PLC, ord. & ADR *Tobacco, U.K.*	2.2%
Kraft Foods Inc., A *Food Products, U.S.*	1.9%
Microsoft Corp. *Software, U.S.*	1.9%
UnitedHealth Group Inc. *Health Care Providers & Services, U.S.*	1.7%
Nestle SA *Food Products, Switzerland*	1.6%
Imperial Tobacco Group PLC *Tobacco, U.K.*	1.6%
White Mountains Insurance Group Ltd. *Insurance, U.S.*	1.6%
Pfizer Inc. *Pharmaceuticals, U.S.*	1.5%
Altria Group Inc. *Tobacco, U.S.*	1.5%

Annual Report | 7

Even as the global stock market advanced in 2010, several Fund investments decreased in value, hindering Fund performance. Three holdings that were among the largest detractors from Fund performance were Swiss deepwater drilling contractor Transocean; German utility conglomerate E.ON, one of the world’s largest investor-owned power and gas companies; and Bank of America.

Although Transocean’s stock price appreciated toward the end of 2010, our investment in the company detracted from portfolio performance for the overall year. Transocean is the world’s largest offshore drilling contractor, with a diversified fleet of deepwater, mid-water and shallow-water rigs. Transocean’s stock price began several months of decline in late April after its Deepwater Horizon rig caught fire and sank in the Gulf of Mexico. In August, the stock price rose following the disclosure of a contract between the company and BP for the Deepwater Horizon, which supported management’s earlier comments of broad indemnity. At year-end, we continued to like the prospects for the offshore drilling sector and believed that Transocean shares were trading at a discount to intrinsic value.

Shares of E.ON fell in value early in 2010, as power fundamentals remained weak in many of the geographic regions the company serves. In addition, operating profit in its natural gas division was hurt by lower natural gas prices, which were soft throughout the better portion of the year, especially in relation to oil prices. Such prices are used in the pricing of the majority of the company’s long-term natural gas supply contracts. At year-end, we continued to view the stock positively because we believe it has a significant and diversified asset base and an attractive dividend policy. In addition, the recently appointed, new CEO appeared to be focused on improving E.ON’s operational efficiencies, which may benefit the company’s future stock price.

Bank of America detracted from the Fund’s performance largely due to concerns about potential mortgage losses, particularly those stemming from the Countrywide Home Loans business it acquired in 2008. In addition, new U.S. financial regulations that may pressure consumer-related fees also weighed on the stock. In our view, Bank of America has leading positions across all its businesses, its capital position is solid, credit costs continue to decline, and the mortgage loss issue appears manageable.

Finally, investors should note that we maintained our currency hedging posture of being more hedged than not to the U.S. dollar, largely through the use of forward currency exchange contracts. Certain currencies weakened in relation to the U.S. dollar in 2010, and our hedging strategy aided Fund performance during the year.

8 | Annual Report

Thank you for your continued participation in Mutual Shares Fund. We look forward to serving your future investment needs.

F. David Segal, CFA Co-Portfolio Manager

Debbie A. Turner, CFA Assistant Portfolio Manager Mutual Shares Fund

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report | 9

F. David Segal has been portfolio manager for Mutual Shares Fund since 2005. He joined Franklin Templeton Investments in 2002. Previously, he was an analyst in the Structured Finance Group of MetLife for the period 1999 to 2002.

Debbie Turner has been assistant portfolio manager for Mutual Shares Fund since 2001. She joined Franklin Templeton Investments in 1996. Between 1993 and 1996, Ms. Turner was employed at Heine Securities Corporation, the Fund's former manager.

10 | Annual Report

Performance Summary as of 12/31/10

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Annual Report | 11

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class Z/R: no sales charges; Class A: 5.75% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

12 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Class Z (1/1/01–12/31/10)

$25,000
$20,000
$15,000
$10,000
$5,000
1/01
12/02
12/04
12/06
12/08
12/10
$16,402
$11,507
Mutual Shares Fund
S&P 500

Average Annual Total Return

Class Z	12/31/10
1-Year	+11.75%
5-Year	+1.69%
10-Year	+5.07%

Class A (1/1/01–12/31/10)

$20,000
$15,000
$10,000
$5,000
$14,960
$11,507

Average Annual Total Return

Class A	12/31/10
1-Year	+5.02%
5-Year	+0.19%
10-Year	+4.11%

Annual Report | 13

14 | Annual Report

Endnotes

Value securities may not increase in price as anticipated or may decline further in value. The Fund’s investments in foreign securities involve special risks including currency fluctuations, and economic and political uncertainties. The Fund may also invest in companies engaged in mergers, reorganizations or liquidations, which involve special risks as pending deals may not be completed on time or on favorable terms, as well as lower rated bonds, which entail higher credit risk. The manager applies various techniques in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class Z: Class B: Class C:

Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

5. Source: © 2011 Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.

Annual Report | 15

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and

  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

16 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (Z: 0.83%; A: 1.13%; B: 1.83%; C: 1.83%; and R: 1.33%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Annual Report | 17

Mutual Shares Fund

Financial Highlights

Class Z	Year Ended December 31, 2010	2009	2008	2007	2006
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$19.19	$15.32	$25.33	$26.08	$23.95
Income from investment operations[a]:					
Net investment income[b]	0.56[c]	0.24[d]	0.45	0.70	0.42
Net realized and unrealized gains (losses)	1.68	4.06	(9.99)	0.17	3.90
Total from investment operations	2.24	4.30	(9.54)	0.87	4.32
Less distributions from:					
Net investment income	(0.63)	(0.43)	(0.27)	(0.75)	(0.52)
Net realized gains	—	—	(0.20)	(0.87)	(1.67)
Total distributions	(0.63)	(0.43)	(0.47)	(1.62)	(2.19)
Redemption fees[e]	—	—	—[f]	—[f]	—[f]
Net asset value, end of year	$20.80	$19.19	$15.32	$25.33	$26.08
Total return	11.75%	28.20%	(37.92)%	3.30%	18.37%
Ratios to average net assets					
Expenses before waiver and payments by affiliates[g]	0.85%	0.90%[h]	0.79%[h]	0.75%[h]	0.84%[h]
Expenses net of waiver and payments by affiliates[g]	0.85%[i]	0.88%[h]	0.79%[h]	0.75%[h]	0.84%[h]
Expenses incurred in connection with securities sold short	0.02%	0.05%	0.01%	0.01%	0.07%
Net investment income	2.83%[c]	1.48%[d]	2.14%	2.57%	1.63%
Supplemental data					
Net assets, end of year (000's)	$8,635,954	$8,472,347	$7,236,112	$13,262,561	$11,577,506
Portfolio turnover rate	28.25%	47.87%	37.97%	40.57%	33.40%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Net investment income per share includes approximately $0.21 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.73%.

[d]Net investment income per share includes approximately ($0.08) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.95%.

[e]Effective September 1, 2008, the redemption fee was eliminated.

[f]Amount rounds to less than $0.01 per share.

[g]Includes dividend expense on securities sold short and stock loan fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

[h]Benefit of expense reduction rounds to less than 0.01%.

[i]Benefit of waiver and payments by affiliates rounds to less than 0.01%.

Mutual Shares Fund

Financial Highlights *(continued)*

Class A	Year Ended December 31, 2010	2009	2008	2007	2006
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$19.06	$15.22	$25.14	$25.90	$23.82
Income from investment operations[a]:					
Net investment income[b]	0.49[c]	0.19[d]	0.39	0.61	0.32
Net realized and unrealized gains (losses)	1.66	4.02	(9.90)	0.17	3.88
Total from investment operations	2.15	4.21	(9.51)	0.78	4.20
Less distributions from:					
Net investment income	(0.57)	(0.37)	(0.21)	(0.67)	(0.45)
Net realized gains	—	—	(0.20)	(0.87)	(1.67)
Total distributions	(0.57)	(0.37)	(0.41)	(1.54)	(2.12)
Redemption fees[e]	—	—	—[f]	—[f]	—[f]
Net asset value, end of year	$20.64	$19.06	$15.22	$25.14	$25.90
Total return[g]	11.41%	27.84%	(38.10)%	2.97%	17.98%
Ratios to average net assets					
Expenses before waiver and payments by affiliates[h]	1.15%	1.20%[i]	1.08%[i]	1.07%[i]	1.18%[i]
Expenses net of waiver and payments by affiliates[h]	1.15%[j]	1.18%[j]	1.08%[j]	1.07%[j]	1.18%[j]
Expenses incurred in connection with securities sold short	0.02%	0.05%	0.01%	0.01%	0.07%
Net investment income	2.53%[c]	1.18%[d]	1.85%	2.25%	1.29%
Supplemental data					
Net assets, end of year (000's)	$5,368,887	$5,100,309	$4,624,696	$8,469,264	$6,761,779
Portfolio turnover rate	28.25%	47.87%	37.97%	40.57%	33.40%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Net investment income per share includes approximately $0.21 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.43%.

[d]Net investment income per share includes approximately ($0.08) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.65%.

[e]Effective September 1, 2008, the redemption fee was eliminated.

[f]Amount rounds to less than $0.01 per share.

[g]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[h]Includes dividend expense on securities sold short and stock loan fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

[i]Benefit of expense reduction rounds to less than 0.01%.

[j]Benefit of waiver and payments by affiliates rounds to less than 0.01%.

Mutual Shares Fund

Financial Highlights *(continued)*

Class B	Year Ended December 31, 2010	2009	2008	2007	2006
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$18.70	$14.94	$24.60	$25.35	$23.35
Income from investment operations[a]:					
Net investment income[b]	0.35[c]	0.08[d]	0.23	0.41	0.16
Net realized and unrealized gains (losses)	1.63	3.92	(9.65)	0.18	3.78
Total from investment operations	1.98	4.00	(9.42)	0.59	3.94
Less distributions from:					
Net investment income	(0.38)	(0.24)	(0.04)	(0.47)	(0.27)
Net realized gains	—	—	(0.20)	(0.87)	(1.67)
Total distributions	(0.38)	(0.24)	(0.24)	(1.34)	(1.94)
Redemption fees[e]	—	—	—[f]	—[f]	—[f]
Net asset value, end of year	$20.30	$18.70	$14.94	$24.60	$25.35
Total return[g]	10.65%	26.92%	(38.54)%	2.25%	17.21%
Ratios to average net assets					
Expenses before waiver and payments by affiliates[h]	1.85%	1.89%[i]	1.79%[i]	1.75%[i]	1.84%[i]
Expenses net of waiver and payments by affiliates[h]	1.85%[j]	1.87%[i]	1.79%[i]	1.75%[i]	1.84%[i]
Expenses incurred in connection with securities sold short	0.02%	0.05%	0.01%	0.01%	0.07%
Net investment income	1.83%[c]	0.49%[d]	1.14%	1.57%	0.63%
Supplemental data					
Net assets, end of year (000's)	$150,580	$242,799	$272,750	$586,289	$659,186
Portfolio turnover rate	28.25%	47.87%	37.97%	40.57%	33.40%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Net investment income per share includes approximately $0.21 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.73%.

[d]Net investment income per share includes approximately ($0.08) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.96%.

[e]Effective September 1, 2008, the redemption fee was eliminated.

[f]Amount rounds to less than $0.01 per share.

[g]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[h]Includes dividend expense on securities sold short and stock loan fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

[i]Benefit of expense reduction rounds to less than 0.01%.

[j]Benefit of waiver and payments by affiliates rounds to less than 0.01%.

Mutual Shares Fund

Financial Highlights *(continued)*

Class C	2010	2009	2008	2007	2006
	Year Ended December 31,				
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$18.89	$15.10	$24.86	$25.63	$23.48
Income from investment operations[a]:					
Net investment income[b]	0.35[c]	0.08[d]	0.24	0.42	0.16
Net realized and unrealized gains (losses)	1.65	3.96	(9.75)	0.17	3.82
Total from investment operations	2.00	4.04	(9.51)	0.59	3.98
Less distributions from:					
Net investment income	(0.43)	(0.25)	(0.05)	(0.49)	(0.16)
Net realized gains	—	—	(0.20)	(0.87)	(1.67)
Total distributions	(0.43)	(0.25)	(0.25)	(1.36)	(1.83)
Redemption fees[e]	—	—	—[f]	—[f]	—[f]
Net asset value, end of year	$20.46	$18.89	$15.10	$24.86	$25.63
Total return[g]	10.62%	26.92%	(38.53)%	2.30%	17.18%
Ratios to average net assets					
Expenses before waiver and payments by affiliates[h]	1.85%	1.90%[i]	1.77%[i]	1.75%[i]	1.84%[i]
Expenses net of waiver and payments by affiliates[h]	1.85%[j]	1.88%[i]	1.77%[i]	1.75%[i]	1.84%[i]
Expenses incurred in connection with securities sold short	0.02%	0.05%	0.01%	0.01%	0.07%
Net investment income	1.83%[c]	0.48%[d]	1.16%	1.57%	0.63%
Supplemental data					
Net assets, end of year (000's)	$1,292,711	$1,355,155	$1,296,171	$2,617,083	$2,387,517
Portfolio turnover rate	28.25%	47.87%	37.97%	40.57%	33.40%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Net investment income per share includes approximately $0.21 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.73%.

[d]Net investment income per share includes approximately ($0.08) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.95%.

[e]Effective September 1, 2008, the redemption fee was eliminated.

[f]Amount rounds to less than $0.01 per share.

[g]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[h]Includes dividend expense on securities sold short and stock loan fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

[i]Benefit of expense reduction rounds to less than 0.01%.

[j]Benefit of waiver and payments by affiliates rounds to less than 0.01%.

Mutual Shares Fund

Financial Highlights *(continued)*

Class R	2010	2009	2008	2007	2006
	Year Ended December 31,				
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$18.95	$15.15	$25.00	$25.77	$23.72
Income from investment operations[a]:					
Net investment income[b]	0.45[c]	0.16[d]	0.34	0.55	0.28
Net realized and unrealized gains (losses)	1.66	3.99	(9.83)	0.18	3.86
Total from investment operations	2.11	4.15	(9.49)	0.73	4.14
Less distributions from:					
Net investment income	(0.54)	(0.35)	(0.16)	(0.63)	(0.42)
Net realized gains	—	—	(0.20)	(0.87)	(1.67)
Total distributions	(0.54)	(0.35)	(0.36)	(1.50)	(2.09)
Redemption fees[e]	—	—	—[f]	—[f]	—[f]
Net asset value, end of year	$20.52	$18.95	$15.15	$25.00	$25.77
Total return[g]	11.18%	27.51%	(38.19)%	2.77%	17.73%
Ratios to average net assets					
Expenses before waiver and payments by affiliates[h]	1.35%	1.40%[i]	1.29%[i]	1.25%[i]	1.34%[i]
Expenses net of waiver and payments by affiliates[h]	1.35%[j]	1.38%[i]	1.29%[i]	1.25%[i]	1.34%[i]
Expenses incurred in connection with securities sold short	0.02%	0.05%	0.01%	0.01%	0.07%
Net investment income	2.33%[c]	0.98%[d]	1.64%	2.07%	1.13%
Supplemental data					
Net assets, end of year (000's)	$259,834	$227,649	$173,496	$297,777	$188,646
Portfolio turnover rate	28.25%	47.87%	37.97%	40.57%	33.40%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Net investment income per share includes approximately $0.21 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.23%.

[d]Net investment income per share includes approximately ($0.08) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.45%.

[e]Effective September 1, 2008, the redemption fee was eliminated.

[f]Amount rounds to less than $0.01 per share.

[g]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[h]Includes dividend expense on securities sold short and stock loan fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

[i]Benefit of expense reduction rounds to less than 0.01%.

[j]Benefit of waiver and payments by affiliates rounds to less than 0.01%.

Mutual Shares Fund

Statement of Investments, December 31, 2010

	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests 85.9%			
Aerospace & Defense 0.1%			
[a] GenCorp Inc.	United States	2,073,770	$ 10,721,391
Air Freight & Logistics 0.4%			
TNT NV	Netherlands	2,255,958	59,603,682
Airlines 0.0%			
[a,b,c] Northwest Airlines Corp., Contingent Distribution	United States	111,348,000	—
Auto Components 0.5%			
[a,b,c] Collins & Aikman Products Co., Contingent Distribution	United States	3,845,673	38,457
[a,b,c] Dana Holding Corp., Contingent Distribution	United States	45,477,000	—
[a,d,e] IACNA Investor LLC	United States	678,719	6,787
[a,d,e,f] International Automotive Components Group Brazil LLC	Brazil	7,234,813	12,799,397
[a,d,e,f] International Automotive Components Group North America, LLC	United States	46,695,640	59,183,922
			72,028,563
Automobiles 0.6%			
[a] Daimler AG (EUR Traded)	Germany	1,413,460	96,282,397
Beverages 3.9%			
Brown-Forman Corp., A	United States	125,460	8,720,725
Brown-Forman Corp., B	United States	652,110	45,399,898
Carlsberg AS, B	Denmark	633,348	63,480,287
Coca-Cola Enterprises Inc.	United Kingdom	2,995,300	74,972,359
Dr. Pepper Snapple Group Inc.	United States	3,444,205	121,098,248
PepsiCo Inc.	United States	1,453,924	94,984,855
Pernod Ricard SA	France	2,186,962	205,845,816
			614,502,188
Biotechnology 1.5%			
[a] Amgen Inc.	United States	1,441,160	79,119,684
[a] Genzyme Corp.	United States	2,146,370	152,821,544
			231,941,228
Building Products 0.7%			
[a] Owens Corning Inc.	United States	3,320,705	103,439,961
Capital Markets 1.6%			
Morgan Stanley	United States	5,556,690	151,197,535
[a] UBS AG (CHF Traded)	Switzerland	5,843,234	96,031,736
			247,229,271
Chemicals 1.2%			
[a,b,c] Dow Corning Corp., Contingent Distribution	United States	21,830,547	3,157,637
Linde AG	Germany	1,221,550	185,555,299
			188,712,936
Commercial Banks 3.7%			
Barclays PLC	United Kingdom	29,662,777	121,573,310
[a,d,e] Elephant Capital Holdings Ltd.	Japan	64,834	—
[a,d] First Southern Bancorp Inc.	United States	453,016	5,802,410
[a,e] Guaranty Bancorp	United States	5,731,834	8,081,886

Annual Report | 23

Mutual Shares Fund

Statement of Investments, December 31, 2010 *(continued)*

	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests (continued)			
Commercial Banks (continued)			
Intesa Sanpaolo SpA	Italy	15,273,862	$ 41,478,198
[a,d] NCB Warrant Holdings Ltd., A	Japan	301,530	—
PNC Financial Services Group Inc.	United States	2,619,233	159,039,828
[a,d] State Bank Financial Corp.	United States	1,467,000	22,005,000
Wells Fargo & Co.	United States	6,508,610	201,701,824
[a,e] West Coast Bancorp	United States	7,346,200	20,716,284
[a,d,e] West Coast Bancorp, wts., C, 10/23/16	United States	43,036	3,063,302
			583,462,042
Commercial Services & Supplies 0.0%[†]			
[a] Comdisco Holding Co. Inc.	United States	2,122	18,568
[a,b,c] Comdisco Holding Co. Inc., Contingent Distribution	United States	86,205,000	—
			18,568
Communications Equipment 0.8%			
[a] Motorola Inc.	United States	13,535,529	122,767,248
Computers & Peripherals 1.0%			
[a,b,c] DecisionOne Corp., Contingent Distribution	United States	2,910,866	—
Hewlett-Packard Co.	United States	3,919,080	164,993,268
			164,993,268
Consumer Finance 1.2%			
[a,d] Ally Financial Inc.	United States	9,270	65,817,426
[a,d] Cerberus CG Investor I LLC	United States	63,121,075	51,128,071
[a,d] Cerberus CG Investor II LLC	United States	63,120,130	51,127,305
[a,d] Cerberus CG Investor III LLC	United States	31,564,320	25,567,099
			193,639,901
Diversified Financial Services 1.7%			
Bank of America Corp.	United States	10,879,280	145,129,595
[a,g] Bond Street Holdings LLC, A, 144A	United States	1,593,873	32,355,622
Deutsche Boerse AG	Germany	1,223,170	84,760,119
[a,b,c] Marconi Corp., Contingent Distribution	United Kingdom	77,739,439	—
			262,245,336
Diversified Telecommunication Services 2.5%			
[e] AboveNet Inc.	United States	1,756,555	102,688,205
Cable & Wireless Communication PLC	United Kingdom	61,055,633	46,342,019
Cable & Wireless Worldwide PLC	United Kingdom	61,055,633	62,535,529
[a,b,c] Global Crossing Holdings Ltd., Contingent Distribution	United States	105,649,309	—
Telefonica SA	Spain	7,850,611	178,169,064
			389,734,817
Electric Utilities 2.6%			
[a,b,c] Calpine Corp., Contingent Distribution	United States	18,710,000	—
E.ON AG	Germany	5,251,033	160,616,785
Entergy Corp.	United States	821,510	58,187,553
Exelon Corp.	United States	2,855,950	118,921,758

24 | Annual Report

Mutual Shares Fund

Statement of Investments, December 31, 2010 *(continued)*

	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests (continued)			
Electric Utilities (continued)			
[d] Prime AET&D Holdings No. 1 Pty. Ltd.	Australia	14,234,065	$ —
[c] Prime Infrastructure Group	Australia	14,234,065	71,910,497
			409,636,593
Electrical Equipment 0.5%			
Alstom SA	France	1,584,590	75,909,513
Electronic Equipment, Instruments & Components 0.6%			
Tyco Electronics Ltd.	United States	2,849,094	100,857,928
Energy Equipment & Services 2.4%			
Baker Hughes Inc.	United States	1,281,420	73,258,781
[a] Exterran Holding Inc.	United States	2,387,650	57,184,217
[a] Pride International Inc.	United States	1,850,030	61,050,990
[a] Transocean Ltd.	United States	2,571,652	178,755,531
			370,249,519
Food & Staples Retailing 4.6%			
Carrefour SA	France	1,570,699	64,822,102
CVS Caremark Corp.	United States	12,013,239	417,700,320
Kroger Co.	United States	7,343,068	164,191,000
Wal-Mart Stores Inc.	United States	1,504,460	81,135,528
			727,848,950
Food Products 4.3%			
General Mills Inc.	United States	3,030,740	107,864,037
Kraft Foods Inc., A	United States	9,718,476	306,229,179
Nestle SA	Switzerland	4,347,630	254,853,043
			668,946,259
Health Care Equipment & Supplies 2.4%			
Alcon Inc.	Switzerland	695,968	113,721,171
[a] Boston Scientific Corp.	United States	11,661,900	88,280,583
Medtronic Inc.	United States	3,351,950	124,323,825
[a] Zimmer Holdings Inc.	United States	905,742	48,620,231
			374,945,810
Health Care Providers & Services 4.0%			
[a,e] Community Health Systems Inc.	United States	4,806,000	179,600,220
[a] Coventry Health Care Inc.	United States	175,300	4,627,920
[a,e] Tenet Healthcare Corp.	United States	25,881,411	173,146,640
UnitedHealth Group Inc.	United States	7,408,020	267,503,602
			624,878,382
Hotels, Restaurants & Leisure 0.1%			
[a,d,e] GLCP Harrah's Investment LP	United States	22,185,100	9,446,415
Thomas Cook Group PLC	United Kingdom	4,811,987	14,204,042
			23,650,457
Household Durables 0.5%			
Stanley Black & Decker Inc.	United States	1,149,400	76,860,378

Annual Report | 25

Mutual Shares Fund

Statement of Investments, December 31, 2010 *(continued)*

	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests (continued)			
Independent Power Producers & Energy Traders 0.6%			
[a] NRG Energy Inc.	United States	4,755,658	$ 92,925,557
Industrial Conglomerates 1.1%			
Orkla ASA	Norway	18,631,474	181,431,762
Insurance 4.8%			
ACE Ltd.	United States	2,345,100	145,982,475
[a] Alleghany Corp.	United States	369,990	113,353,836
[a] Berkshire Hathaway Inc., A	United States	432	52,034,400
[a] CNO Financial Group Inc.	United States	3,530,090	23,934,010
Old Republic International Corp.	United States	6,101,302	83,160,746
[a,d] Olympus Re Holdings Ltd.	United States	202,380	76,905
[e] White Mountains Insurance Group Ltd.	United States	729,457	244,805,769
Zurich Financial Services AG	Switzerland	352,340	91,366,968
			754,715,109
IT Services 0.0%†			
[d] Glodyne Technoserve Ltd.	India	115,000	1,655,498
Leisure Equipment & Products 0.7%			
Mattel Inc.	United States	4,181,029	106,323,567
Machinery 0.1%			
[e] Federal Signal Corp.	United States	3,360,800	23,055,088
Marine 1.2%			
A.P. Moller - Maersk AS, B	Denmark	20,138	182,543,767
Media 5.0%			
British Sky Broadcasting Group PLC	United Kingdom	10,271,574	118,025,572
Comcast Corp., Special, A	United States	2,523,632	52,516,782
News Corp., A	United States	11,013,142	160,351,348
Time Warner Cable Inc.	United States	2,242,492	148,071,747
Time Warner Inc.	United States	4,656,550	149,801,213
Virgin Media Inc.	United Kingdom	5,765,047	157,039,880
			785,806,542
Metals & Mining 0.0%†			
[a] ThyssenKrupp AG	Germany	82,358	3,425,323
Multi-Utilities 0.6%			
GDF Suez	France	2,697,169	96,878,504
Office Electronics 1.5%			
Xerox Corp.	United States	20,095,795	231,503,558
Oil, Gas & Consumable Fuels 4.0%			
[a,c] Apco Oil Corp., Liquidating Trust	United States	9,200	—
BP PLC	United Kingdom	10,116,800	73,560,054
Marathon Oil Corp.	United States	5,891,520	218,162,986
Noble Energy Inc.	United States	596,875	51,379,000
Royal Dutch Shell PLC, A	United Kingdom	6,141,915	203,190,263
Total SA, B	France	1,523,752	80,822,533
			627,114,836

Annual Report

26 | Annual Report

Mutual Shares Fund

Statement of Investments, December 31, 2010 *(continued)*

	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests (continued)			
Paper & Forest Products 2.2%			
Domtar Corp.	United States	868,648	$ 65,947,756
International Paper Co.	United States	6,496,269	176,958,368
MeadWestvaco Corp.	United States	3,882,628	101,569,548
			344,475,672
Pharmaceuticals 2.9%			
Eli Lilly & Co.	United States	6,097,610	213,660,255
Pfizer Inc.	United States	13,502,785	236,433,765
			450,094,020
Real Estate Investment Trusts (REITs) 2.7%			
[e] Alexander's Inc.	United States	326,675	134,681,569
The Link REIT	Hong Kong	17,911,631	55,653,379
Weyerhaeuser Co.	United States	12,023,206	227,599,290
			417,934,238
Real Estate Management & Development 0.7%			
[c] Canary Wharf Group PLC	United Kingdom	14,262,931	61,839,843
[a] Forestar Group Inc.	United States	1,473,566	28,439,824
[a,h] The St. Joe Co.	United States	1,100,535	24,046,690
			114,326,357
Semiconductors & Semiconductor Equipment 1.6%			
[a] LSI Corp.	United States	21,880,034	131,061,404
Maxim Integrated Products Inc.	United States	4,870,620	115,044,044
			246,105,448
Software 3.4%			
[a] McAfee Inc.	United States	1,564,340	72,444,585
Microsoft Corp.	United States	10,623,070	296,596,115
Nintendo Co. Ltd.	Japan	325,040	95,419,812
[a] Symantec Corp.	United States	4,460,653	74,671,331
			539,131,843
Tobacco 7.8%			
Altria Group Inc.	United States	9,457,774	232,850,396
British American Tobacco PLC	United Kingdom	8,978,496	345,222,249
British American Tobacco PLC, ADR	United Kingdom	70,550	5,481,735
Imperial Tobacco Group PLC	United Kingdom	8,110,323	249,650,016
Japan Tobacco Inc.	Japan	26,009	96,282,162
Lorillard Inc.	United States	1,006,501	82,593,472
Philip Morris International Inc.	United States	1,599,950	93,645,073
Reynolds American Inc.	United States	3,648,380	119,010,156
			1,224,735,259
Transportation Infrastructure 0.1%			
Groupe Eurotunnel SA	France	2,363,143	20,801,319

Annual Report | 27

28 | Annual Report

Annual Report | 29

Mutual Shares Fund

Statement of Investments, December 31, 2010 *(continued)*

	Country	Shares	Value
Short Term Investments (continued)			
[l] **Investments from Cash Collateral Received for Loaned Securities 0.2%**			
Money Market Funds 0.2%			
[a] Bank of New York Institutional Cash Reserve Fund, Series B	United States	131,829	$ 105,463
[m] BNY Mellon Overnight Government Fund, 0.19%	United States	24,654,000	24,654,000
Total Money Market Funds (Cost $24,785,829)			24,759,463
Total Investments (Cost $14,145,546,994) 99.8%			15,668,640,649
Securities Sold Short (0.3)%			(44,311,909)
Other Assets, less Liabilities 0.5%			83,637,482
Net Assets 100.0%			$15,707,966,222
[n] **Securities Sold Short (Proceeds $40,787,005) (0.3)%**			
Communications Equipment (0.3)%			
Motorola Mobility Holdings Inc., when-issued	United States	1,522,746	$ (44,311,909)

[†]Rounds to less than 0.1% of net assets.

[*]The principal amount is stated in U.S. dollars unless otherwise indicated.

[a]Non-income producing.

[b]Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company.

[c]Security has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2010, the aggregate value of these securities was $137,033,097, representing 0.87% of net assets.

[d]See Note 9 regarding restricted securities.

[e]See Note 13 regarding holdings of 5% voting securities.

[f]At December 31, 2010, pursuant to the Fund's policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.

[g]Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Fund's Board of Trustees. At December 31, 2010, the value of this security was $32,355,622, representing 0.21% of net assets.

[h]A portion or all of the security is on loan at December 31, 2010. See Note 1(e).

[i]The coupon rate shown represents the rate at period end.

[j]See Note 8 regarding credit risk and defaulted securities.

[k]The security is traded on a discount basis with no stated coupon rate.

[l]See Note 1(e) regarding securities on loan.

[m]The rate shown is the annualized seven-day yield at period end.

[n]Security sold on a when-issued basis resulting in a short position. As such, the Fund is not subject to the deposit requirement or fees and expenses associated with short sale transactions. See Note 1(d).

At December 31, 2010, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
British Pound	SSBT	Sell	79,100,000	$119,599,200	1/12/11	$ —	$(3,796,800)
British Pound	BANT	Sell	5,685,287	8,650,757	1/12/11	—	(218,291)
British Pound	BANT	Buy	5,540,000	8,817,500	1/12/11	—	(175,100)
British Pound	DBFX	Buy	4,340,000	6,883,023	1/12/11	—	(112,623)
British Pound	DBFX	Sell	4,200,000	6,442,506	1/12/11	—	(109,494)

30 | Annual Report

Mutual Shares Fund

Statement of Investments, December 31, 2010 *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
British Pound	BANT	Buy	1,645,025	$ 2,562,325	1/12/11	$ 3,915	$ —
British Pound	BANT	Sell	65,000,000	103,545,000	1/12/11	2,145,000	—
British Pound	DBFX	Sell	20,080,779	32,135,626	1/12/11	809,610	—
Euro	BBU	Sell	182,500,000	232,157,500	1/18/11	—	(11,974,771)
Euro	SSBT	Sell	77,000,000	97,843,900	1/18/11	—	(5,159,853)
Euro	DBFX	Buy	92,603,062	128,839,569	1/18/11	—	(4,963,428)
Euro	BANT	Sell	55,154,457	70,259,608	1/18/11	—	(3,521,120)
Euro	BANT	Buy	30,371,473	42,135,556	1/18/11	—	(1,507,301)
Euro	DBFX	Sell	16,500,000	21,225,105	1/18/11	—	(847,128)
Euro	SSBT	Buy	990,886	1,379,274	1/18/11	—	(53,755)
Euro	BANT	Buy	7,125,849	9,273,190	1/18/11	259,136	—
Euro	DBFX	Buy	6,440,000	8,388,014	1/18/11	226,845	—
Euro	DBFX	Sell	2,150,000	2,881,968	1/18/11	5,889	—
Danish Krone	HAND	Sell	247,630,812	42,580,641	1/24/11	—	(1,857,210)
Danish Krone	HAND	Buy	52,838,979	9,771,634	1/24/11	—	(289,573)
Danish Krone	SSBT	Sell	6,425,000	1,092,557	1/24/11	—	(60,422)
Danish Krone	DBFX	Buy	8,636,916	1,574,729	1/24/11	—	(24,817)
Danish Krone	HAND	Buy	5,150,608	923,362	1/24/11	925	—
Danish Krone	BANT	Buy	12,014,714	2,098,787	1/24/11	57,278	—
Danish Krone	HAND	Buy	26,515,033	4,921,923	1/25/11	—	(163,758)
Danish Krone	BANT	Buy	11,200,000	2,052,748	1/25/11	—	(42,890)
Danish Krone	HAND	Buy	850,831	148,736	1/25/11	3,947	—
Danish Krone	HAND	Sell	182,267,018	34,174,318	1/25/11	1,466,211	—
Swiss Franc	BBU	Sell	100,000,000	96,805,421	2/10/11	—	(10,314,292)
Swiss Franc	SSBT	Sell	73,395,095	71,050,431	2/10/11	—	(7,570,185)
Swiss Franc	DBFX	Sell	3,573,818	3,580,000	2/10/11	—	(248,263)
Swiss Franc	DBFX	Buy	30,243,236	30,866,416	2/10/11	1,530,051	—
Swiss Franc	BANT	Buy	17,836,652	18,639,833	2/10/11	466,738	—
British Pound	BBU	Buy	2,170,000	3,456,181	2/14/11	—	(71,849)
British Pound	DBFX	Sell	104,731,576	164,570,785	2/14/11	1,231,420	—
British Pound	BBU	Sell	60,000,000	95,551,800	2/14/11	1,975,800	—
British Pound	BANT	Sell	4,980,000	8,093,645	2/14/11	326,837	—
Norwegian Krone	DBFX	Sell	588,891,500	94,345,667	2/16/11	—	(6,557,402)
Norwegian Krone	HAND	Sell	47,471,399	8,010,000	2/16/11	—	(123,943)
Norwegian Krone	HAND	Buy	36,083,839	6,233,338	2/16/11	—	(50,586)
Norwegian Krone	DBFX	Buy	76,834,291	12,984,731	2/16/11	180,369	—
Norwegian Krone	HAND	Buy	32,044,730	5,459,139	2/16/11	31,536	—
Norwegian Krone	BANT	Sell	10,695,665	1,835,000	2/16/11	2,361	—
Euro	BANT	Sell	171,616,899	220,516,760	2/28/11	—	(9,022,747)
Euro	BBU	Sell	93,758,889	120,480,172	2/28/11	—	(4,923,382)
Euro	BBU	Buy	10,684,539	14,591,341	2/28/11	—	(300,651)
Euro	BANT	Buy	14,290,183	19,398,205	2/28/11	—	(284,927)
Euro	DBFX	Buy	17,352,690	23,479,281	2/28/11	—	(269,866)
Euro	DBFX	Sell	1,830,000	2,377,152	2/28/11	—	(70,494)
Euro	SSBT	Buy	1,792,883	2,466,062	2/28/11	—	(68,061)
Euro	DBFX	Buy	4,100,000	5,340,783	2/28/11	143,013	—
British Pound	DBFX	Sell	100,832,520	162,542,022	3/15/11	5,319,816	—
Euro	DBFX	Buy	33,814,917	46,365,836	3/15/11	—	(1,140,738)

Annual Report | 31

Mutual Shares Fund

Statement of Investments, December 31, 2010 *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	BANT	Buy	33,983,729	$ 46,540,565	3/15/11	$ —	$ (1,089,692)
Euro	BBU	Buy	6,060,000	8,152,336	3/15/11	—	(47,508)
Euro	SSBT	Buy	448,162	609,218	3/15/11	—	(9,833)
Euro	BANT	Sell	124,988,794	172,484,536	3/15/11	5,320,725	—
Euro	DBFX	Sell	103,414,492	142,618,926	3/15/11	4,309,242	—
Euro	BBU	Sell	91,923,993	126,772,379	3/15/11	3,830,437	—
British Pound	DBFX	Buy	8,370,000	13,360,864	4/15/11	—	(313,996)
British Pound	BANT	Buy	6,855,000	10,880,435	4/15/11	—	(195,097)
British Pound	BANT	Buy	2,660,000	4,127,309	4/15/11	19,007	—
British Pound	BBU	Sell	100,667,111	162,275,383	4/15/11	5,358,959	—
Euro	BANT	Buy	5,730,000	7,718,597	4/15/11	—	(56,144)
Euro	DBFX	Buy	6,151,663	8,269,408	4/15/11	—	(43,087)
Euro	BBU	Buy	2,051,221	2,750,688	4/15/11	—	(7,689)
Euro	DBFX	Buy	1,274,754	1,667,582	4/15/11	37,085	—
Euro	BANT	Sell	52,551,717	71,785,646	4/15/11	1,510,775	—
Euro	DBFX	Sell	86,849,342	118,597,219	4/15/11	2,457,792	—
Euro	SSBT	Sell	73,524,342	100,390,137	4/15/11	2,069,588	—
Japanese Yen	DBFX	Sell	735,798,520	8,900,000	4/20/11	—	(175,869)
Japanese Yen	BANT	Sell	105,555,200	1,280,000	4/20/11	—	(21,994)
Japanese Yen	BBU	Sell	6,089,216,951	75,123,581	4/20/11	14,795	—
Japanese Yen	DBFX	Sell	72,161,641	893,421	4/20/11	3,328	—
Swiss Franc	DBFX	Sell	65,416,773	67,852,685	5/10/11	—	(2,310,016)
Swiss Franc	SSBT	Sell	40,930,310	42,441,217	5/10/11	—	(1,458,551)
British Pound	BBU	Sell	85,479,649	137,904,318	5/12/11	4,702,398	—
British Pound	DBFX	Sell	76,001,242	122,498,802	5/12/11	4,066,972	—
Norwegian Krone	HAND	Sell	487,646,300	80,124,595	5/18/11	—	(3,032,180)
Norwegian Krone	HAND	Buy	50,166,364	8,049,939	5/18/11	504,772	—
Unrealized appreciation (depreciation)						50,392,572	(84,657,376)
Net unrealized appreciation (depreciation)							$(34,264,804)

See Abbreviations on page 55.

Annual Report | The accompanying notes are an integral part of these financial statements. | 33

34 | The accompanying notes are an integral part of these financial statements. | Annual Report

Mutual Shares Fund Financial Statements (continued)

Statement of Operations for the year ended December 31, 2010

Annual Report | The accompanying notes are an integral part of these financial statements. | 35

36 | The accompanying notes are an integral part of these financial statements. | Annual Report

Mutual Shares Fund Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of seven separate funds. The Mutual Shares Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class B, Class C, and Class R. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Fund’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in non-registered money market funds are valued at the closing net asset value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Annual Report | 37

Mutual Shares Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

Certain derivatives trade in the over-the-counter market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S.

38 | Annual Report

Mutual Shares Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counter-party to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund entered into forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund purchased or wrote option contracts primarily to manage and/or gain exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of a particular security, currency or index, or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options

Annual Report | 39

Mutual Shares Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Derivative Financial Instruments (continued)

written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the security is adjusted by any premium paid or received. Upon expiration of an option, any premium paid or received is recorded as a realized loss or gain. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Note 12 regarding other derivative information.

d. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay stock loan fees for borrowing the securities sold short and is required to pay the counter-party any dividends or interest due on securities sold short. Such dividends or interest and any stock loan fees are recorded as an expense to the Fund.

e. Securities Lending

The Fund participates in an agency based security lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund managed by the Fund’s custodian on the Fund’s behalf. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

40 | Annual Report

Mutual Shares Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
f.	Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. The Fund’s application of those tax rules is subject to its understanding. The Fund records a provision for taxes in its financial statements including penalties and interest, if any, for a tax position taken on a tax return (or expected to be taken) when it fails to meet the more likely than not (a greater than 50% probability) threshold and based on the technical merits, the tax position may not be sustained upon examination by the tax authorities. As of December 31, 2010, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund’s financial statements. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation. The Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax effects will significantly change in the next twelve months.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Annual Report | 41

Mutual Shares Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
g.	Security Transactions, Investment Income, Expenses and Distributions (continued)

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2010, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

42 | Annual Report

Mutual Shares Fund

Notes to Financial Statements *(continued)*

2. Shares of Beneficial Interest *(continued)*

	Year Ended December 31, 2010		2009	
	Shares	Amount	Shares	Amount
Class B Shares:				
Shares sold	162,668	$ 3,114,423	271,883	$ 4,243,645
Shares issued in reinvestment of distributions	146,464	2,831,855	187,729	3,244,440
Shares redeemed	(5,871,345)	(112,141,996)	(5,731,040)	(90,298,032)
Net increase (decrease)	(5,562,213)	$(106,195,718)	(5,271,428)	$ (82,809,947)
Class C Shares:				
Shares sold	5,208,265	$ 101,061,987	6,092,431	$ 98,311,995
Shares issued in reinvestment of distributions	1,238,768	24,318,738	960,730	16,839,334
Shares redeemed	(14,999,396)	(289,234,395)	(21,149,658)	(328,733,927)
Net increase (decrease)	(8,552,363)	$(163,853,670)	(14,096,497)	$ (213,582,598)
Class R Shares:				
Shares sold	3,268,708	$ 63,370,612	3,289,119	$ 53,583,802
Shares issued in reinvestment of distributions	335,900	6,667,969	222,091	3,976,407
Shares redeemed	(2,954,304)	(57,389,426)	(2,953,233)	(47,190,457)
Net increase (decrease)	650,304	$ 12,649,155	557,977	$ 10,369,752

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.600%	Up to and including $5 billion
0.570%	Over $5 billion, up to and including $10 billion
0.550%	Over $10 billion, up to and including $15 billion
0.530%	Over $15 billion, up to and including $20 billion
0.510%	Over $20 billion, up to and including $25 billion
0.490%	Over $25 billion, up to and including $30 billion
0.480%	Over $30 billion, up to and including $35 billion
0.470%	In excess of $35 billion

Annual Report | 43

Mutual Shares Fund

Notes to Financial Statements *(continued)*

3. Transactions with Affiliates *(continued)*

b. Administrative Fees

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B, C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class B	1.00%
Class C	1.00%
Class R	0.50%

The Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$3,011,363
Contingent deferred sales charges retained	$ 93,788

e. Transfer Agent Fees

For the year ended December 31, 2010, the Fund paid transfer agent fees of $17,359,069, of which $10,166,147 was retained by Investor Services.

44 | Annual Report

Mutual Shares Fund

Notes to Financial Statements *(continued)*

3. Transactions with Affiliates *(continued)*

f. Waiver and Expense Reimbursements

FT Services voluntarily agreed to limit the increase in the Fund's net annual operating expense ratio that results from the implementation of the Special Servicing Agreement (SSA) to 0.02% through April 30, 2010. See Note 14 regarding the SSA.

4. Expense Offset Arrangement

5. Independent Trustees' Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees' Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the year ended December 31, 2010, the Fund's projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at December 31, 2010	$521,816
[b]Increase in projected benefit obligation	$ 43,610
Benefit payments made to retired trustees	$ 19,957

[a]The projected benefit obligation is included in accrued expenses and other liabilities in the Statement of Assets and Liabilities.
[b]The increase in projected benefit obligation is included in trustees' fees and expenses in the Statement of Operations.

6. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2010, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:	
2016	$ 154,945,382
2017	2,182,143,963
	$2,337,089,345

Annual Report | 45

Mutual Shares Fund

Notes to Financial Statements (continued)

6. INCOME TAXES (continued)

During the year ended December 31, 2010, the Fund utilized $91,084,511 of capital loss carryforwards.

For tax purposes, realized capital losses occurring subsequent to October 31 may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2010, the Fund deferred realized capital losses of $5,254,831.

The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009, was as follows:

At December 31, 2010, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment company shares, bond discounts and premiums, recognition of partnership income, and certain corporate action adjustments.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, defaulted securities, foreign currency transactions, passive foreign investment company shares, bond discounts and premiums, recognition of partnership income, certain corporate action adjustments, and gain from constructive sale.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2010, aggregated $3,878,902,192 and $4,566,807,733, respectively.

46 | Annual Report

Mutual Shares Fund

Notes to Financial Statements (continued)

8. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At December 31, 2010, the aggregate value of distressed company securities for which interest recognition has been discontinued was $99,736,110, representing 0.63% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

9. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2010, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Annual Report | 47

774	First Southern Bancorp Inc., cvt. pfd.,

aThe Fund also invests in unrestricted securities or other investments in the issuer, valued at $20,716,284 as of December 31, 2010.

10. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At December 31, 2010, unfunded commitments were as follows:

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and Statement of Operations.

48 | Annual Report

Mutual Shares Fund

Notes to Financial Statements (continued)

11. UNFUNDED CAPITAL COMMITMENTS

The Fund may enter into certain capital commitments and may be obligated to perform on such agreements at a future date. The Fund monitors these commitments and assesses the probability of required performance. For any agreements whose probability of performance is determined to be greater than remote, the Fund assesses the fair value of the commitment. In instances where the probability of performance is greater than remote and the performance under the commitment would result in an unrealized loss, the Fund recognizes such losses on the Statement of Assets and Liabilities and the Statement of Operations.

At December 31, 2010, the Fund had aggregate unfunded capital commitments of $2,264,775, for which no depreciation has been recognized.

12. OTHER DERIVATIVE INFORMATION

At December 31, 2010, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

For the year ended December 31, 2010, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

aRepresents the average notional amount for other derivative contracts outstanding during the year. For derivative contracts denominated in foreign currencies, notional amounts are converted into U.S. dollars.

See Note 1(c) regarding derivative financial instruments.

Annual Report | 49

Mutual Shares Fund

Notes to Financial Statements (continued)

13. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended December 31, 2010, were as shown below.

50 | Annual Report

14. SPECIAL SERVICING AGREEMENT

The Fund, which is an eligible underlying investment of one or more of the Franklin Templeton Fund Allocator Series Funds (Allocator Funds), participates in a SSA with the Allocator Funds and certain service providers of the Fund and the Allocator Funds. Under the SSA, the Fund may pay a portion of the Allocator Funds’ expenses (other than any asset allocation, administrative, and distribution fees) to the extent such payments are less than the amount of the benefits realized or expected to be realized by the Fund (e.g., due to reduced costs associated with servicing accounts) from the investment in the Fund by the Allocator Funds. The Allocator Funds are either managed by Franklin Advisers, Inc. or administered by FT Services, affiliates of Franklin Mutual. For the year ended December 31, 2010, the Fund was held by one or more of the Allocator Funds and the amount of expenses borne by the Fund is noted in the Statement of Operations. At December 31, 2010, 19.22% of the Fund’s outstanding shares was held by one or more of the Allocator Funds.

Annual Report | 51

Mutual Shares Fund

Notes to Financial Statements (continued)

15. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 21, 2011. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended December 31, 2010, the Fund did not use the Global Credit Facility.

Effective January 21, 2011, the Borrowers renewed the Global Credit Facility for a total of $750 million, maturing January 20, 2012.

16. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities

  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

52 | Annual Report

Mutual Shares Fund

Notes to Financial Statements *(continued)*

16. Fair Value Measurements *(continued)*

	Level 1	Level 2	Level 3	Total
Assets:				
Investments in Securities:				
Equity Investments:[a]				
Auto Components	$ —	$ —	$ 72,028,563[b]	$ 72,028,563
Chemicals	185,555,299	—	3,157,637	188,712,936
Commercial Banks	552,591,330	22,005,000	12,661,515[b]	587,257,845
Consumer Finance	—	—	193,639,901	193,639,901
Diversified Financial Services	229,889,714	32,355,622	—[b]	262,245,336
Electric Utilities	337,726,096	—	71,910,497[b]	409,636,593
Hotels, Restaurants & Leisure	14,204,042	—	9,446,415	23,650,457
Insurance	754,638,204	—	76,905	754,715,109
IT Services	—	—	1,655,498	1,655,498
Real Estate Management & Development	52,486,514	—	61,839,843	114,326,357
All Other Equity Investments[c]	10,866,785,275	—	—[b]	10,866,785,275
Corporate Bonds, Notes and Senior Floating Rate Interests	—	561,848,816	105,634,660	667,483,476
Companies in Liquidation	—	2,286,850	—[b]	2,286,850
Short Term Investments	1,418,057,030	106,159,423	—	1,524,216,453
Total Investments in Securities	$14,411,933,504	$724,655,711	$532,051,434	$15,668,640,649
Forward Exchange Contracts	$ —	$ 50,392,572	$ —	$ 50,392,572
Unfunded Loan Commitments	—	5,714,979	—	5,714,979
Liabilities:				
Securities Sold Short	44,311,909	—	—	44,311,909
Forward Exchange Contracts	—	84,657,376	—	84,657,376

[c]For detailed industry descriptions, see the accompanying Statement of Investments.

Annual Report | 53

Mutual Shares Fund

Notes to Financial Statements *(continued)*

16. Fair Value Measurements *(continued)*

	Balance at Beginning of Year	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Transfer In (Out of) Level 3	Balance at End of Year	Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Year End
Assets							
Investments in Securities:							
Equity Investments:[a]							
Airlines	$ —	$ —	$ 242,430	$ (242,430)	$ —	$ —[b]	$ 242,430
Auto Components	35,890,059[c]	20,660	35,068,489	1,049,355	—	72,028,563[b]	35,068,489
Chemicals	3,157,637	—	—	—	—	3,157,637	—
Commercial Banks	13,787,519[c]	—	3,233,759	(4,359,763)	—	12,661,515[b]	1,654,326
Computers & Peripherals	3,119,306[c]	3,093,712	(2,311,479)	(3,901,539)	—	—[b]	(505,557)
Consumer Finance	147,680,924	(201,381,850)	238,555,304	8,785,523	—	193,639,901	44,481,014
Diversified Financial Services	20,498,000[c]	—	256,225	—	(20,754,225)	—[b]	—
Diversified Telecommunication Services	—[c]	93,745	10,633	(104,378)	—	—[b]	10,633
Electric Utilities	—[c]	—	(3,589,393)	—	75,499,890	71,910,497[b]	(3,589,393)
Hotels, Restaurants & Leisure	—[c]	—	9,451,530	(5,115)	—	9,446,415	9,451,530
Insurance	432,284	—	66,206	(421,585)	—	76,905	66,206
IT Services	—	—	(159,079)	1,814,577	—	1,655,498	(159,079)
Machinery	39,451,293[c]	(91,421,362)	57,394,621	(5,424,552)	—	—	—
Media	—[c]	(293,721)	293,739	(18)	—	—	—
Real Estate Management & Development	75,647,541	—	(13,807,698)	—	—	61,839,843	(13,807,698)
Corporate Bonds and Notes in Reorganization	425	(1,909)	2,131	(647)	—	—	—
Corporate Bonds, Notes and Senior Floating Rate Interests	39,245,950	(3,714,493)	76,759,785	(6,656,582)	—	105,634,660	73,878,600
Total	$378,910,938	$(293,605,218)	$401,467,203	$(9,467,154)	$54,745,665	$532,051,434	$146,791,501

17. Subsequent Events

54 | Annual Report

Mutual Shares Fund Notes to Financial Statements (continued)

Annual Report | 55

Mutual Shares Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Mutual Series Funds and Shareholders of Mutual Shares Fund:

We have audited the accompanying statement of assets and liabilities of Mutual Shares Fund (one of the Funds constituting the Franklin Mutual Series Funds) (the “Fund”), including the statement of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mutual Shares Fund at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

56 | Annual Report

Mutual Shares Fund

Tax Designation (unaudited)

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund designates 78.55% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2010.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $376,439,527 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2010. Distributions, including qualified dividend income, paid during calendar year 2010 will be reported to shareholders on Form 1099-DIV in January 2011. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $38,489,375 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2010.

Annual Report | 57

Mutual Shares Fund

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Edward I. Altman, Ph.D. (1941) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 1987	8	None
Principal Occupation During Past 5 Years: Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial publishing organizations; and **formerly,** Vice Director, Salomon Center, Stern School of Business, New York University.				
Ann Torre Bates (1958) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 1995	32	SLM Corporation (Sallie Mae), Ares Capital Corporation (specialty finance company) and Allied Capital Corporation (financial services) (2003-2010).
Principal Occupation During Past 5 Years: Independent strategic and financial consultant; and **formerly,** Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).				
Burton J. Greenwald (1929) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2002	15	Franklin Templeton Emerging Markets Debt Opportunities Fund PLC and Fiduciary International Ireland Limited.
Principal Occupation During Past 5 Years: Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and **formerly,** Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute and Chairman, ICI Public Information Committee.				

58 | Annual Report

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Keith E. Mitchell (1954) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2009	8	None
Principal Occupation During Past 5 Years: Managing Member, Mitchell Hartley Advisers, LLC (formerly, Mitchell Advisers, LLC) (advisory firm); director of various boards of asset management firms; and **formerly,** Managing Director, Putman Lovell NBF.				
Charles Rubens II (1930) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 1998	15	None
Principal Occupation During Past 5 Years: Private investor.				
Larry D. Thompson (1945) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2009	138	Cbeyond, Inc. (business communications provider) and The Southern Company (energy company).
Principal Occupation During Past 5 Years: Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and **formerly,** Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).				
Jan Hopkins Trachtman (1947) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2009	8	None
Principal Occupation During Past 5 Years: President and Founder, The Jan Hopkins Group (communications consulting firm); President, Economic Club of New York; serves on Advisory Board of Knight Bagehot Fellowship; and **formerly,** Anchor/Correspondent, CNN Financial News (until 2003); Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air Reporter, ABC News' World News Tonight and Editor, CBS Network News.				
Robert E. Wade (1946) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee and Chairman of the Board	Trustee since 1993 and Chairman of the Board since 2005	39	El Oro Ltd (investments).
Principal Occupation During Past 5 Years: Attorney at law engaged in private practice (1973-2009) and member of various boards.				

Annual Report | 59

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
****Gregory E. Johnson (1961)** One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	88	None
Principal Occupation During Past 5 Years: Director, President and Chief Executive Officer, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.				
****Peter A. Langerman (1955)** c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2702	Trustee, President and Chief Executive Officer – Investment Management	Trustee since 2007, President and Chief Executive Officer – Investment Management since 2005	8	American International Group, Inc. (AIG) Credit Facility Trust
Principal Occupation During Past 5 Years: Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; officer and/or director, as the case may be, of three of the investment companies in Franklin Templeton Investments.				
Philippe Brugere-Trelat (1949) 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Vice President	Since 2005	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Executive Vice President, Franklin Mutual Advisers, LLC; officer of two of the investment companies in Franklin Templeton Investments; and **formerly,** Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav).				
James M. Davis (1952) One Franklin Parkway San Mateo, CA 94403-1906	Chief Compliance Officer and Vice President – AML Compliance	Chief Compliance Officer since 2004 and Vice President – AML Compliance since 2006	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Director of Compliance, Franklin Resources, Inc. (1994-2001).				
Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).				

60 | Annual Report

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

David P. Goss (1947) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Secretary and Vice President	Secretary since 2005 and Vice President since 2009	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:
Director, Fund Accounting, Franklin Templeton Investments; and officer of four of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 500 East Broward Blvd. Suite 2100 Fort Lauderdale, FL 33394-3091	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 45 of the investment companies in Franklin Templeton Investments.

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Annual Report | 61

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc., which is the parent company of the Fund's investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, the Fund's investment manager.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Fund's Board has determined that certain of the members of the Audit Committee, including Ann Torre Bates, are audit committee financial experts, and "independent," under those provisions of the Sarbanes-Oxley Act of 2002, and the rules and form amendments adopted by the Securities and Exchange Commission, relating to audit committee financial experts.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/(800) 342-5236 to request the SAI.

62 | Annual Report

Mutual Shares Fund

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

Annual Report | 63

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DECEMBER 31, 2010

ANNUAL REPORT
AND SHAREHOLDER LETTER

Sign up for electronic delivery
on **franklintempleton.com**

VALUE

MUTUAL QUEST FUND

FRANKLIN TEMPLETON
INVESTMENTS

Franklin · Templeton · **Mutual Series**

Annual Report

Mutual Quest Fund

Your Fund's Goals and Main Investments: Mutual Quest Fund seeks capital appreciation, with income as a secondary goal, by investing primarily in equity securities of companies the Fund's managers believe are at prices below their intrinsic value. The Fund may invest up to 50% of its assets in foreign securities.

This annual report for Mutual Quest Fund covers the fiscal year ended December 31, 2010.

Performance Overview

Mutual Quest Fund – Class Z delivered a +10.16% cumulative total return for the 12 months ended December 31, 2010. The Fund underperformed U.S. stocks as measured by its benchmark, the Standard & Poor's 500 Index (S&P 500), which posted a +15.06% total return for the same period.[1] You can find the Fund's long-term performance data in the Performance Summary beginning on page 11.

Economic and Market Overview

During the 12-month period ended December 31, 2010, the U.S. economy grew unevenly, supported by a combination of fundamental business improvement and government intervention. Economic activity as measured by gross domestic product expanded at an annualized 3.7% pace in 2010's first quarter and then downshifted to 1.7% annualized in the second quarter. Consumer spending picked up, likely due to pent-up post-recession demand, and the pace of growth rose at annualized rates of 2.6% in the third quarter and an estimated 3.2% in the fourth quarter. Globally, emerging market regions primarily led growth, as they were generally unconstrained by the debt overhang burdening western economies and benefited from strong intrinsic demand and significant capital inflows. Developed economies grew at a more subdued pace, with demand recovery and asset price reflation heavily underpinned by government-sponsored, liquidity-enhancing measures.

1. Source: © 2011 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 23.

4 | Annual Report

In the U.S., challenges such as mixed economic data, elevated debt concerns surrounding the U.S. budget deficit and a lack of job prospects for the unemployed hindered consumer confidence and the economy's advance. Although home prices rose early in the year, home sales stalled as a homebuyer tax credit program ended, foreclosures mounted and the housing sector remained weak. The unemployment situation showed little improvement. Even though the jobless rate fell from 10.0% in December 2009 to 9.4% at period-end, some of the decline was attributable to a shrinking labor force as many unemployed workers stopped looking for jobs.[2]

Amid signs of a demand-led recovery, crude oil prices rose from $79 per barrel at the end of December 2009 to $91 per barrel by the end of December 2010 largely due to accelerating global demand. The pace of inflation slowed during the year, and in December 2010 the inflation rate was an annualized 1.5%.[2] Similarly, core inflation, which excludes volatile food and energy costs, slowed to a 0.8% annualized rate.[2]

Given few inflationary pressures and uncertainty surrounding the economic recovery, the Federal Open Market Committee (FOMC) made no major changes to its monetary policy for most of the period. The FOMC repeatedly stated it would keep the federal funds target rate within the exceptionally low 0% to 0.25% range "for an extended period" and eventually shifted its focus to its outlook and the status of its current holdings. In September, the FOMC revealed concerns about the subdued recovery and said inflation was below the pace "consistent with its mandate." Having already lowered interest rates effectively to zero, the FOMC announced its intention to purchase government securities to stimulate the economy and promote a low level of inflation consistent with healthy economic growth.

Investor confidence shifted with each release of encouraging or discouraging economic, regulatory and political news, stoking considerable volatility among equities. Ultimately, global stock indexes posted solid gains during the 12 months under review as investor risk aversion began to subside amid generally improving economic signs and rising consumer spending. The dollar strengthened relative to the euro, which declined as a result of the region's fiscal crisis, but weakened against the yen, which hit multi-decade highs amid persistent deflationary pressures. Meanwhile, U.S. Treasuries and corporate bonds finished the year with gains despite Treasury price declines late in the year.

Geographic Breakdown

Based on Total Net Assets as of 12/31/10

U.S.
53.9%
U.K.
10.1%
France
4.3%
Germany
3.5%
Switzerland
2.8%
Bermuda
2.6%
Japan
1.8%
Spain
1.7%
South Korea
1.7%
Denmark
1.6%
Norway
1.3%
Other
2.5%
Short-Term Investments & Other Net Assets
12.2%

2. Source: Bureau of Labor Statistics.

Annual Report | 5

Top 10 Sectors/Industries
Based on Equity Securities as of 12/31/10

	% of Total Net Assets
Tobacco	9.2%
Insurance	6.2%
Commercial Banks	4.8%
Food Products	3.7%
Oil, Gas & Consumable Fuels	3.6%
Software	3.5%
Food & Staples Retailing	3.2%
Diversified Telecommunication Services	3.1%
Health Care Providers & Services	3.1%
Energy Equipment & Services	2.8%

Investment Strategy

At Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are always attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies' intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies' debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as "deals," the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company's stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund's currency exposure when we deem it advantageous for our shareholders.

6 | Annual Report

Manager's Discussion

As stock markets advanced in 2010, many of the Fund's investments increased in value. Three particularly strong Fund performers were German automaker Volkswagen (sold by period-end), U.K.-based British American Tobacco (BAT), and U.S. tobacco company Altria Group.

We bought Volkswagen's stock in 2010 when it offered what we believed was an attractive combination of historically below-average valuation, a solid balance sheet combined with conservative accounting policies that understated the group's industrial cash flows and earnings, and a strong global presence. The company is Europe's largest automotive group and has market share not only in Europe but also in North America, South America and China. During the year, Volkswagen announced its intention to merge its operations with those of Porsche.

BAT's unit volume trends improved as the year unfolded. At year-end, Russia, an important market for BAT sales, appeared poised to improve, in our view. In addition, a multi-year productivity program and price increases contributed to the company's ability to expand margins and deliver earnings growth that exceeded analyst expectations. The company believes further productivity gains and margin expansion remain to be captured in 2011 and beyond as it implements SAP AG business technology solutions, rationalizes duplicative functions and adopts "best practices" across its business segments. We believe BAT can benefit from an attractive geographic mix as the company has the largest exposure to emerging markets, and their associated growth opportunities, among its major industry peers. Like many other consumer staples companies, BAT typically has generated significant free cash flow, and the company historically has used this cash flow to enhance shareholder value by making accretive acquisitions, paying generous dividends and buying back stock.

Altria operates the largest U.S. tobacco company in addition to wine and financial subsidiaries. Altria's stock performed well in 2010 due to some company-specific events and generally favorable market trends. Since spinning off its international operations in March 2008, Altria management embarked on a multi-year cost-savings program, and the company diversified its operations by entering the moist smokeless tobacco category via acquisition. During 2010, the company reported its restructuring program was ahead of schedule and the moist smokeless business generated meaningful profit growth after posting disappointing results in 2009. In addition to benefiting from these company-specific developments, the shares performed well during the year as investors generally sought higher yielding equities. Tobacco

Top 10 Holdings
12/31/10

Company *Sector/Industry, Country*	% of Total Net Assets
Royal Dutch Shell PLC, A *Oil, Gas & Consumable Fuels, U.K.*	2.3%
White Mountains Insurance Group Ltd. *Insurance, U.S.*	2.2%
British American Tobacco PLC *Tobacco, U.K.*	2.2%
Nestle SA *Food Products, Switzerland*	2.1%
Vertis Inc. *Textiles, Apparel & Luxury Goods, U.S.*	2.0%
UnitedHealth Group Inc. *Health Care Providers & Services, U.S.*	1.8%
NRG Energy Inc. *Independent Power Producers & Energy Traders, U.S.*	1.7%
Altria Group Inc. *Tobacco, U.S.*	1.7%
Microsoft Corp. *Software, U.S.*	1.7%
Telefonica SA *Diversified Telecommunication Services, Spain*	1.7%

Annual Report | 7

companies, like many consumer products companies, convert a very high percentage of their earnings into free cash flow. Altria’s management historically has used much of this free cash flow to reward investors with generous dividends. During the second half of 2010, Altria boosted its dividend payout policy from 75% to 80% of free cash flow, which further highlighted the company’s attractive cash flow characteristics.

In contrast, several Fund investments decreased in value, hindering Fund performance. Three holdings that were among the largest detractors from Fund performance were Bank of America; U.S.-based NRG Energy, a leading wholesale power producer with operations in North America, Germany and Australia; and German utility conglomerate E.ON, one of the world’s largest investor-owned power and gas companies.

Bank of America detracted from the Fund’s performance largely due to concerns about potential mortgage losses, particularly those stemming from the Countrywide Home Loans business it acquired in 2008. In addition, new U.S. financial regulations that may pressure consumer-related fees also weighed on the stock. In our view, Bank of America has leading positions across all its businesses, its capital position is solid, credit costs continue to decline, and the mortgage loss issue appears manageable.

NRG Energy’s share price declined during the year partly due to uncertainties surrounding the future brownfield plans of NINA, a new nuclear joint venture; lower energy-commodity futures prices; and persistently weak electricity fundamentals. However, we continued to hold NRG in the Fund’s portfolio at period-end as we believed the company possessed a robust forward hedge profile and significant power generation assets across favorable geographies.

Shares of E.ON fell in value early in 2010, as power fundamentals remained weak in many of the geographic regions the company serves. In addition, operating profit in its natural gas division was hurt by lower natural gas prices, which were soft throughout the better portion of the year, especially in relation to oil prices. Such prices are used in the pricing of the majority of the company’s long-term natural gas supply contracts. At year-end, we continued to view the stock positively because we believe it has a significant and diversified asset base and an attractive dividend policy. In addition, the recently appointed, new CEO appeared to us to be focused on improving E.ON’s operational efficiencies, which may benefit the company’s future stock price.

8 | Annual Report

Finally, investors should note that we maintained our currency hedging posture of being more hedged than not to the U.S. dollar, largely through the use of forward currency exchange contracts. Certain currencies weakened in relation to the U.S. dollar in 2010, and our hedging strategy aided Fund performance during the year.

Thank you for your continued participation in Mutual Quest Fund. We look forward to serving your future investment needs.

Mutual Quest Fund

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report | 9

Shawn Tumulty has been a portfolio manager for Mutual Quest Fund since 2003 and a co-portfolio manager since December 2010. He joined Franklin Templeton Investments in 2000. Prior to joining Franklin Templeton Investments, Mr. Tumulty was an analyst and portfolio manager at Hamilton Partners Limited.

Keith Luh assumed co-portfolio manager responsibility for Mutual Quest Fund in December 2010. He is also a research analyst specializing in distressed securities, merger and capital structure arbitrage, and event-driven situations. Prior to joining Mutual Series in 2005, Mr. Luh was an analyst in global investment research at Putnam Investments, where he also helped manage a best-ideas research fund. Previously, he worked in the investment banking group at Volpe Brown Whelan and Co., LLC, and the derivative products trading group at BNP. Mr. Luh is also Adjunct Professor at the Gabelli School of Business, Fordham University.

10 | Annual Report

Performance Summary as of 12/31/10

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information

Class Z (Symbol: MQIFX)		Change	12/31/10	12/31/09
Net Asset Value (NAV)		+$0.46	$17.70	$17.24
Distributions (1/1/10–12/31/10)				
Dividend Income	$0.4495			
Short-Term Capital Gain	$0.1714			
Long-Term Capital Gain	$0.6638			
Total	**$1.2847**			
Class A (Symbol: TEQIX)		**Change**	**12/31/10**	**12/31/09**
Net Asset Value (NAV)		+$0.45	$17.57	$17.12
Distributions (1/1/10–12/31/10)				
Dividend Income	$0.3962			
Short-Term Capital Gain	$0.1714			
Long-Term Capital Gain	$0.6638			
Total	**$1.2314**			
Class B (Symbol: TEBQX)		**Change**	**12/31/10**	**12/31/09**
Net Asset Value (NAV)		+$0.47	$17.24	$16.77
Distributions (1/1/10–12/31/10)				
Dividend Income	$0.2039			
Short-Term Capital Gain	$0.1714			
Long-Term Capital Gain	$0.6638			
Total	**$1.0391**			
Class C (Symbol: TEMQX)		**Change**	**12/31/10**	**12/31/09**
Net Asset Value (NAV)		+$0.42	$17.39	$16.97
Distributions (1/1/10–12/31/10)				
Dividend Income	$0.2703			
Short-Term Capital Gain	$0.1714			
Long-Term Capital Gain	$0.6638			
Total	**$1.1055**			
Class R (Symbol: n/a)		**Change**	**12/31/10**	**12/31/09**
Net Asset Value (NAV)		+$0.43	$17.50	$17.07
Distributions (1/1/10–12/31/10)				
Dividend Income	$0.3758			
Short-Term Capital Gain	$0.1714			
Long-Term Capital Gain	$0.6638			
Total	**$1.2110**

Annual Report | 11

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class Z/R: no sales charges; Class A: 5.75% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

12 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 13

14 | Annual Report

Endnotes

Value securities may not increase in price as anticipated or may decline further in value. The Fund’s investments in smaller company stocks and foreign securities involve special risks. Smaller company stocks have exhibited greater price volatility than larger company stocks, particularly over the short term. Foreign securities risks include currency fluctuations, and economic and political uncertainties. The Fund may also invest in companies engaged in mergers, reorganizations or liquidations, which involve special risks as pending deals may not be completed on time or on favorable terms, as well as lower rated bonds, which entail higher credit risk. The manager applies various techniques in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class Z: Class B: Class C:

Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Class R:	Shares available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

5. Source: © 2011 Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.

Annual Report | 15

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and

  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

16 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (Z: 0.81%; A: 1.11%; B: 1.81%; C: 1.81%; and R: 1.31%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Annual Report | 17

Mutual Quest Fund

Financial Highlights

Class Z	Year Ended December 31, 2010	2009	2008	2007	2006
Per share operating performance (for a share outstanding throughout the year)					
Net asset value, beginning of year	$17.24	$14.59	$21.84	$21.88	$19.81
Income from investment operations[a]:					
Net investment income[b]	0.41[c]	0.16[d]	0.38	0.61	0.38
Net realized and unrealized gains (losses)	1.34	2.84	(5.90)	1.37	3.39
Total from investment operations	1.75	3.00	(5.52)	1.98	3.77
Less distributions from:					
Net investment income	(0.45)	(0.33)	(0.32)	(0.71)	(0.40)
Net realized gains	(0.84)	(0.02)	(1.41)	(1.31)	(1.30)
Total distributions	(1.29)	(0.35)	(1.73)	(2.02)	(1.70)
Redemption fees[e]	—	—	—[f]	—[f]	—[f]
Net asset value, end of year	$17.70	$17.24	$14.59	$21.84	$21.88
Total return	10.16%	20.61%	(25.34)%	9.12%	19.29%
Ratios to average net assets					
Expenses[g]	0.83%	0.90%[h]	0.81%[h]	0.80%[h]	0.83%[h]
Expenses incurred in connection with securities sold short	0.02%	0.09%	—%[i]	0.01%	0.02%
Net investment income	2.33%[c]	1.00%[d]	1.97%	2.58%	1.77%
Supplemental data					
Net assets, end of year (000's)	$3,701,894	$3,584,302	$3,071,302	$4,421,592	$4,200,899
Portfolio turnover rate	49.13%	37.10%	25.52%	26.25%	23.64%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Net investment income per share includes approximately $0.06 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.97%.

[d]Net investment income per share includes approximately ($0.05) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.34%.

[e]Effective September 1, 2008, the redemption fee was eliminated.

[f]Amount rounds to less than $0.01 per share.

[g]Includes dividend expense on securities sold short and stock loan fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

[h]Benefit of expense reduction rounds to less than 0.01%.

[i]Rounds to less than 0.01%.

Mutual Quest Fund

Financial Highlights *(continued)*

Class A	Year Ended December 31, 2010	2009	2008	2007	2006
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$17.12	$14.50	$21.70	$21.75	$19.71
Income from investment operations[a]:					
Net investment income[b]	0.35[c]	0.11[d]	0.32	0.52	0.31
Net realized and unrealized gains (losses)	1.34	2.82	(5.85)	1.38	3.36
Total from investment operations	1.69	2.93	(5.53)	1.90	3.67
Less distributions from:					
Net investment income	(0.40)	(0.29)	(0.26)	(0.64)	(0.33)
Net realized gains	(0.84)	(0.02)	(1.41)	(1.31)	(1.30)
Total distributions	(1.24)	(0.31)	(1.67)	(1.95)	(1.63)
Redemption fees[e]	—	—	—[f]	—[f]	—[f]
Net asset value, end of year	$17.57	$17.12	$14.50	$21.70	$21.75
Total return[g]	9.86%	20.20%	(25.55)%	8.73%	18.94%
Ratios to average net assets					
Expenses[h]	1.13%	1.21%[i]	1.11%[i]	1.14%[i]	1.15%[i]
Expenses incurred in connection with securities sold short	0.02%	0.09%	—%[j]	0.01%	0.02%
Net investment income	2.03%[c]	0.69%[d]	1.67%	2.24%	1.45%
Supplemental data					
Net assets, end of year (000's)	$1,194,746	$1,101,463	$883,955	$1,290,899	$993,364
Portfolio turnover rate	49.13%	37.10%	25.52%	26.25%	23.64%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Net investment income per share includes approximately $0.06 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.67%.

[d]Net investment income per share includes approximately ($0.05) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.03%.

[e]Effective September 1, 2008, the redemption fee was eliminated.

[f]Amount rounds to less than $0.01 per share.

[g]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[h]Includes dividend expense on securities sold short and stock loan fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

[i]Benefit of expense reduction rounds to less than 0.01%.

[j]Rounds to less than 0.01%.

Mutual Quest Fund

Financial Highlights *(continued)*

	Year Ended December 31,				
Class B	2010	2009	2008	2007	2006
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$16.77	$14.19	$21.24	$21.32	$19.34
Income from investment operations[a]:					
Net investment income[b]	0.22[c]	—[d,e]	0.19	0.36	0.16
Net realized and unrealized gains (losses)	1.29	2.76	(5.72)	1.34	3.31
Total from investment operations	1.51	2.76	(5.53)	1.70	3.47
Less distributions from:					
Net investment income	(0.20)	(0.16)	(0.11)	(0.47)	(0.19)
Net realized gains	(0.84)	(0.02)	(1.41)	(1.31)	(1.30)
Total distributions	(1.04)	(0.18)	(1.52)	(1.78)	(1.49)
Redemption fees[f]	—	—	—[d]	—[d]	—[d]
Net asset value, end of year	$17.24	$16.77	$14.19	$21.24	$21.32
Total return[g]	9.02%	19.43%	(26.09)%	8.04%	18.16%
Ratios to average net assets					
Expenses[h]	1.83%	1.89%[i]	1.81%[i]	1.80%[i]	1.82%[i]
Expenses incurred in connection with securities sold short	0.02%	0.09%	—%[j]	0.01%	0.02%
Net investment income	1.33%[c]	0.01%[e]	0.97%	1.58%	0.78%
Supplemental data					
Net assets, end of year (000's)	$17,648	$34,803	$41,704	$70,266	$74,470
Portfolio turnover rate	49.13%	37.10%	25.52%	26.25%	23.64%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Net investment income per share includes approximately $0.06 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.97%.

[d]Amount rounds to less than $0.01 per share.

[e]Net investment income per share includes approximately ($0.05) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.35%.

[f]Effective September 1, 2008, the redemption fee was eliminated.

[g]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[h]Includes dividend expense on securities sold short and stock loan fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

[i]Benefit of expense reduction rounds to less than 0.01%.

[j]Rounds to less than 0.01%.

Mutual Quest Fund

Financial Highlights *(continued)*

Class C	Year Ended December 31, 2010	2009	2008	2007	2006
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$16.97	$14.38	$21.50	$21.58	$19.58
Income from investment operations[a]:					
Net investment income[b]	0.23[c]	—[d,e]	0.19	0.36	0.16
Net realized and unrealized gains (losses)	1.30	2.79	(5.78)	1.36	3.34
Total from investment operations	1.53	2.79	(5.59)	1.72	3.50
Less distributions from:					
Net investment income	(0.27)	(0.18)	(0.12)	(0.49)	(0.20)
Net realized gains	(0.84)	(0.02)	(1.41)	(1.31)	(1.30)
Total distributions	(1.11)	(0.20)	(1.53)	(1.80)	(1.50)
Redemption fees[f]	—	—	—[d]	—[d]	—[d]
Net asset value, end of year	$17.39	$16.97	$14.38	$21.50	$21.58
Total return[g]	9.08%	19.39%	(26.06)%	8.02%	18.16%
Ratios to average net assets					
Expenses[h]	1.83%	1.90%[i]	1.80%[i]	1.80%[i]	1.83%[i]
Expenses incurred in connection with securities sold short	0.02%	0.09%	—%[j]	0.01%	0.02%
Net investment income	1.33%[c]	—%[e,j]	0.98%	1.58%	0.77%
Supplemental data					
Net assets, end of year (000's)	$392,134	$388,875	$337,583	$504,802	$420,806
Portfolio turnover rate	49.13%	37.10%	25.52%	26.25%	23.64%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Net investment income per share includes approximately $0.06 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.97%.

[d]Amount rounds to less than $0.01 per share.

[e]Net investment income per share includes approximately ($0.05) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.34%.

[f]Effective September 1, 2008, the redemption fee was eliminated.

[g]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[h]Includes dividend expense on securities sold short and stock loan fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

[i]Benefit of expense reduction rounds to less than 0.01%.

[j]Rounds to less than 0.01%.

Mutual Quest Fund

Financial Highlights *(continued)*

Class R	Year Ended December 31, 2010	2009[a]
Per share operating performance		
(for a share outstanding throughout the year)		
Net asset value, beginning of year	$17.07	$14.64
Income from investment operations[b]:		
Net investment income[c]	0.32[d]	0.05
Net realized and unrealized gains (losses)	1.33	2.71
Total from investment operations	1.65	2.76
Less distributions from:		
Net investment income	(0.38)	(0.31)
Net realized gains	(0.84)	(0.02)
Total distributions	(1.22)	(0.33)
Net asset value, end of year	$17.50	$17.07
Total return[e]	9.65%	18.89%
Ratios to average net assets[f]		
Expenses[g]	1.33%	1.40%[h]
Expenses incurred in connection with securities sold short	0.02%	0.09%
Net investment income	1.83%[d]	0.50%
Supplemental data		
Net assets, end of year (000's)	$204	$99
Portfolio turnover rate	49.13%	37.10%

[a]For the period May 1, 2009 (effective date) to December 31, 2009.

[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[c]Based on average daily shares outstanding.

[d]Net investment income per share includes approximately $0.06 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.47%.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

[f]Ratios are annualized for periods less than one year.

[g]Includes dividend expense on securities sold short and stock loan fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

[h]Benefit of expense reduction rounds to less than 0.01%.

Mutual Quest Fund

Statement of Investments, December 31, 2010

Annual Report | 23

Mutual Quest Fund

Statement of Investments, December 31, 2010 *(continued)*

	Country	Shares	Value
Common Stocks and Other Equity Interests (continued)			
Construction Materials 0.6%			
CRH PLC	Ireland	1,559,510	$ 32,336,636
Consumer Finance 0.5%			
[a,d] Cerberus CG Investor I LLC	United States	8,458,453	6,851,347
[a,d] Cerberus CG Investor II LLC	United States	8,458,326	6,851,244
[a,d] Cerberus CG Investor III LLC	United States	4,229,733	3,426,084
[h] White River Capital Inc.	United States	549,751	9,026,911
			26,155,586
Diversified Financial Services 1.7%			
Bank of America Corp.	United States	3,088,710	41,203,391
Deutsche Boerse AG	Germany	747,577	51,803,687
[a,b,c] Marconi Corp., Contingent Distribution	United Kingdom	34,293,500	—
			93,007,078
Diversified Telecommunication Services 3.1%			
AboveNet Inc.	United States	838,589	49,023,913
Cable & Wireless Communication PLC	United Kingdom	15,620,149	11,855,896
Cable & Wireless Worldwide PLC	United Kingdom	15,620,149	15,998,758
[a,b,c] Global Crossing Holdings Ltd., Contingent Distribution	United States	49,411,586	—
Telefonica SA	Spain	3,980,314	90,332,946
			167,211,513
Electric Utilities 2.7%			
Allegheny Energy Inc.	United States	408,981	9,913,699
[a,b,c] Calpine Corp., Contingent Distribution	United States	4,742,000	—
E.ON AG	Germany	2,140,730	65,479,910
Exelon Corp.	United States	1,035,100	43,101,564
[d] Prime AET&D Holdings No. 1 Pty. Ltd.	Australia	4,749,317	—
[c] Prime Infrastructure Group	Australia	4,749,317	23,993,550
			142,488,723
Electronic Equipment, Instruments & Components 1.3%			
Tyco Electronics Ltd.	United States	1,922,819	68,067,793
Energy Equipment & Services 2.8%			
[a] Pride International Inc.	United States	1,692,880	55,865,040
Seadrill Ltd.	Bermuda	1,067,241	36,145,352
[a] Transocean Ltd.	United States	827,655	57,530,299
			149,540,691
Food & Staples Retailing 3.2%			
CVS Caremark Corp.	United States	2,480,510	86,247,333
Kroger Co.	United States	3,629,550	81,156,738
			167,404,071
Food Products 3.7%			
Kraft Foods Inc., A	United States	1,558,479	49,107,673
Lotte Confectionery Co. Ltd.	South Korea	20,784	27,952,974
Nestle SA	Switzerland	1,931,631	113,229,976
Nong Shim Co. Ltd.	South Korea	38,115	6,917,639
			197,208,262

24 | Annual Report

Mutual Quest Fund

Statement of Investments, December 31, 2010 (continued)

Annual Report | 25

Mutual Quest Fund

Statement of Investments, December 31, 2010 *(continued)*

	Country	Shares	Value
Common Stocks and Other Equity Interests (continued)			
Oil, Gas & Consumable Fuels 3.6%			
BP PLC	United Kingdom	411,700	$ 2,993,503
Royal Dutch Shell PLC, A	United Kingdom	3,672,343	121,490,503
Total SA, B	France	1,244,472	66,009,022
			190,493,028
Paper & Forest Products 1.6%			
International Paper Co.	United States	3,161,620	86,122,529
Pharmaceuticals 1.8%			
Eli Lilly & Co.	United States	743,250	26,043,480
Pfizer Inc.	United States	3,919,810	68,635,873
			94,679,353
Real Estate Investment Trusts (REITs) 1.1%			
Alexander's Inc.	United States	108,590	44,769,485
The Link REIT	Hong Kong	4,368,924	13,574,721
			58,344,206
Real Estate Management & Development 0.9%			
[c] Canary Wharf Group PLC	United Kingdom	8,298,072	35,977,982
Swire Pacific Ltd., B	Hong Kong	4,227,103	12,644,599
			48,622,581
Software 3.5%			
Microsoft Corp.	United States	3,266,054	91,188,228
Nintendo Co. Ltd.	Japan	227,156	66,684,662
[a] Symantec Corp.	United States	1,527,890	25,576,879
			183,449,769
Tobacco 9.2%			
Altria Group Inc.	United States	3,759,637	92,562,263
British American Tobacco PLC	United Kingdom	2,984,134	114,739,646
Imperial Tobacco Group PLC	United Kingdom	1,563,678	48,132,761
Lorillard Inc.	United States	987,631	81,045,000
Philip Morris International Inc.	United States	1,488,277	87,108,852
Reynolds American Inc.	United States	1,925,700	62,816,334
			486,404,856
Trading Companies & Distributors 0.6%			
Mitsubishi Corp.	Japan	1,107,000	29,974,573
Transportation Infrastructure 0.2%			
Groupe Eurotunnel SA	France	1,018,888	8,968,655
Wireless Telecommunication Services 2.7%			
SK Telecom Co. Ltd., ADR	South Korea	2,956,030	55,070,839
Vodafone Group PLC	United Kingdom	33,250,560	86,062,055
			141,132,894
Total Common Stocks and Other Equity Interests (Cost $3,487,580,095)			4,265,401,521

26 | Annual Report

Mutual Quest Fund

Statement of Investments, December 31, 2010 *(continued)*

	Country	Principal Amount*	Value
Corporate Bonds, Notes and Senior Floating Rate Interests 7.7%			
[i] Avaya Inc., Term Loan B-1, FRN, 3.034%, 10/26/14	United States	3,290,866	$ 3,118,684
[i] BP Capital Markets PLC, FRN, 1.302%, 3/17/11	United Kingdom	30,000,000	30,055,080
[d] Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	22,500	22,500
[d,j] Cerberus CG Investor I LLC, 12.00%, 7/31/14	United States	6,600,000	5,346,000
[d,j] Cerberus CG Investor II LLC, 12.00%, 7/31/14	United States	6,600,000	5,346,000
[d,j] Cerberus CG Investor III LLC, 12.00%, 7/31/14	United States	3,300,000	2,673,000
CIT Group Inc.,			
senior secured sub. bond, 7.00%, 5/01/16	United States	16,733,063	16,837,645
senior secured sub. bond, 7.00%, 5/01/17	United States	12,040,876	12,101,081
[i] Term Loan Tranche 3, FRN, 6.25%, 8/11/15	United States	4,334,832	4,427,849
[i] First Data Corp., Term Loan, FRN, 3.011%, 9/24/14,			
B-1	United States	16,388,577	15,145,356
B-2	United States	3,902,260	3,606,238
B-3	United States	1,298,874	1,201,909
[d,e] International Automotive Components Group North America, LLC, 11.00%, 11/12/14	United States	1,560,200	1,560,200
NRG Energy Inc., senior note, 7.375%, 2/01/16	United States	26,000,000	26,715,000
[i] Realogy Corp., FRN,			
Delayed Draw Term Loan B, 3.286%, 10/10/13	United States	32,684,987	30,742,289
Initial Term Loan B, 3.286%, 10/10/13	United States	46,553,215	43,786,232
Synthetic Letter of Credit, 3.254%, 10/10/13	United States	5,184,880	4,876,706
Seadrill Ltd., cvt., senior note, 3.625%, 11/08/12	Bermuda	5,000,000	6,225,000
[i] Texas Competitive Electric Holdings Co. LLC, FRN, 3.764%, 10/10/14,			
Delayed Draw Term Loan	United States	68,843,361	52,913,765
Tranche B-2 Term Loan	United States	24,935,567	19,315,140
Tranche B-3 Term Loan	United States	22,360,222	17,294,871
[i] Vertis Inc., senior secured Term Loan, FRN, 10.207%, 12/23/15	United States	105,000,000	103,664,400
Total Corporate Bonds, Notes and Senior Floating Rate Interests (Cost $403,175,566)			406,974,945
		Shares	
Companies in Liquidation 0.0%[†]			
[a] Adelphia Recovery Trust	United States	38,254,708	382,547
[a,b] Adelphia Recovery Trust, Arahova Contingent Value Vehicle, Contingent Distribution	United States	4,899,492	489,949
[a,b,c] Century Communications Corp., Contingent Distribution	United States	13,497,000	—
[a,d] FIM Coinvestor Holdings I, LLC	United States	16,133,491	—
Total Companies in Liquidation (Cost $4,515,497)			872,496
Total Investments before Short Term Investments (Cost $3,895,271,158)			4,673,248,962
		Principal Amount*	
Short Term Investments 10.7%			
U.S. Government and Agency Securities 10.7%			
[k] FHLB, 1/03/11 - 1/05/11	United States	4,400,000	4,399,994

Annual Report | 27

Mutual Quest Fund

Statement of Investments, December 31, 2010 *(continued)*

	Country	Principal Amount*	Value
Short Term Investments (continued)			
U.S. Government and Agency Securities (continued)			
[k] U.S. Treasury Bills,			
4/21/11	United States	75,000,000	$ 74,971,875
[f] 1/06/11 - 6/23/11	United States	488,000,000	487,866,093
Total U.S. Government and Agency Securities (Cost $567,165,402)			567,237,962
Total Investments before Money Market Funds (Cost $4,462,436,560)			5,240,486,924
		Shares	
Money Market Funds (Cost $26,656) 0.0%†			
[a] Bank of New York Institutional Cash Reserve Fund, Series B	United States	26,656	21,325
Total Investments (Cost $4,462,463,216) 98.8%			5,240,508,249
Options Written (0.1)%			(3,531,100)
Securities Sold Short (0.2)%			(10,082,175)
Other Assets, less Liabilities 1.5%			79,730,496
Net Assets 100.0%			$5,306,625,470
		Contracts	
[l] **Options Written (0.1)%**			
Call Options (0.1)%			
Chemicals (0.1)%			
Potash Corp. of Saskatchewan Inc., Jan. $140 Calls, 1/22/11	Canada	900	$ (1,381,500)
Potash Corp. of Saskatchewan Inc., Feb. $150 Calls, 2/19/11	Canada	1,700	(1,819,000)
			(3,200,500)
Office Electronics (0.0)%†			
Xerox Corp., Apr. $12 Calls, 4/16/11	United States	5,800	(330,600)
Total Options Written (Premiums Received $1,408,679)			$ (3,531,100)
		Shares	
[m] **Securities Sold Short (Proceeds $10,382,429) (0.2)%**			
Electric Utilities (0.2)%			
FirstEnergy Corp.	United States	272,344	$ (10,082,175)

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

[a]Non-income producing.

[b]Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company.

[c]Security has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2010, the aggregate value of these securities was $63,006,005, representing 1.19% of net assets.

[d]See Note 9 regarding restricted securities.

[e]At December 31, 2010, pursuant to the Fund's policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.

28 | Annual Report

Mutual Quest Fund

Statement of Investments, December 31, 2010 *(continued)*

[f]Security or a portion of the security has been segregated as collateral for securities sold short and open written options contracts. At December 31, 2010, the aggregate value of these securities and cash pledged amounted to $64,327,928, representing 1.21% of net assets.

[g]A portion or all of the security is held in connection with written option contracts open at year end.

[h]See Note 12 regarding holdings of 5% voting securities.

[i]The coupon rate shown represents the rate at period end.

[j]See Note 8 regarding credit risk and defaulted securities.

[k]The security is traded on a discount basis with no stated coupon rate.

[l]See Note 1(c) regarding written options.

[m]See Note 1(d) regarding securities sold short.

At December 31, 2010, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
British Pound	BANT	Sell	4,388,866	$ 6,678,118	1/12/11	$ —	$ (168,514)
British Pound	DBFX	Sell	1,600,000	2,454,288	1/12/11	—	(41,712)
British Pound	SSBT	Buy	1,200,000	1,861,812	1/12/11	10,188	—
British Pound	BANT	Buy	686,895	1,069,922	1/12/11	1,635	—
British Pound	DBFX	Sell	17,084,317	27,309,843	1/12/11	658,308	—
British Pound	SSBT	Sell	53,959,435	87,130,727	1/12/11	2,954,009	—
Euro	BBU	Sell	83,000,000	105,593,000	1/18/11	—	(5,437,019)
Euro	SSBT	Sell	30,800,000	39,137,560	1/18/11	—	(2,063,941)
Euro	DBFX	Buy	29,304,297	40,666,014	1/18/11	—	(1,465,331)
Euro	BANT	Sell	21,824,946	27,802,144	1/18/11	—	(1,393,328)
Euro	BANT	Buy	29,440,753	40,569,891	1/18/11	—	(1,186,669)
Euro	DBFX	Sell	5,820,000	7,486,673	1/18/11	—	(298,805)
Euro	SSBT	Buy	1,128,336	1,546,807	1/18/11	—	(37,420)
Euro	SSBT	Buy	474,663	611,807	1/18/11	23,155	—
Euro	DBFX	Buy	5,966,330	7,765,444	1/18/11	215,782	—
Euro	BANT	Buy	7,828,458	10,238,444	1/18/11	233,772	—
Danish Krone	HAND	Sell	64,668,589	11,110,533	1/24/11	—	(494,376)
Danish Krone	HAND	Buy	36,097,074	6,649,320	1/24/11	—	(171,627)
Danish Krone	SSBT	Buy	8,944,660	1,667,416	1/24/11	—	(62,279)
Danish Krone	DBFX	Buy	2,864,764	522,319	1/24/11	—	(8,231)
Danish Krone	HAND	Buy	16,593,148	2,894,732	1/24/11	82,942	—
South Korean Won	BANT	Sell	45,585,657,500	38,055,000	1/24/11	—	(2,541,726)
South Korean Won	DBFX	Sell	30,166,193,750	25,025,000	1/24/11	—	(1,839,781)
South Korean Won	BANT	Buy	8,229,088,250	7,198,959	1/24/11	129,532	—
South Korean Won	DBFX	Buy	6,883,754,500	6,075,209	1/24/11	55,181	—
Danish Krone	HAND	Buy	18,685,030	3,496,150	1/25/11	—	(143,092)
Danish Krone	DBFX	Buy	1,700,000	316,922	1/25/11	—	(11,854)
Danish Krone	BANT	Buy	445,000	81,560	1/25/11	—	(1,705)
Danish Krone	HAND	Buy	3,403,633	605,841	1/25/11	4,946	—
Danish Krone	SSBT	Buy	538,300	94,194	1/25/11	2,405	—
Danish Krone	HAND	Sell	32,744,078	6,139,380	1/25/11	263,403	—
Swiss Franc	SSBT	Sell	38,350,000	37,124,879	2/10/11	—	(3,955,531)
Swiss Franc	DBFX	Sell	2,723,037	2,785,000	2/10/11	—	(131,909)
Swiss Franc	DBFX	Buy	2,034,723	2,034,967	2/10/11	144,622	—
British Pound	BBU	Sell	50,380,244	80,232,049	2/14/11	1,659,022	—
British Pound	BANT	Sell	4,210,000	6,722,120	2/14/11	176,033	—

Annual Report | 29

Mutual Quest Fund

Statement of Investments, December 31, 2010 *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
British Pound	DBFX	Sell	2,815,000	$ 4,497,192	2/14/11	$ 116,833	$ —
Norwegian Krone	DBFX	Sell	192,634,127	30,861,704	2/16/11	—	(2,145,012)
Norwegian Krone	HAND	Sell	44,245,003	7,420,000	2/16/11	—	(161,119)
Norwegian Krone	HAND	Buy	14,667,663	2,533,433	2/16/11	—	(20,215)
Norwegian Krone	DBFX	Buy	42,527,591	7,186,930	2/16/11	99,921	—
Norwegian Krone	HAND	Buy	17,796,590	3,031,792	2/16/11	17,549	—
Norwegian Krone	BANT	Sell	4,517,242	775,000	2/16/11	997	—
Euro	BANT	Sell	69,821,305	89,715,920	2/28/11	—	(3,670,851)
Euro	BBU	Sell	38,145,241	49,016,635	2/28/11	—	(2,003,049)
Euro	DBFX	Buy	10,992,071	14,883,140	2/28/11	—	(181,123)
Euro	BANT	Buy	7,611,383	10,321,097	2/28/11	—	(140,787)
Euro	SSBT	Buy	1,172,122	1,610,202	2/28/11	—	(42,476)
Euro	DBFX	Sell	950,000	1,234,041	2/28/11	—	(36,595)
Euro	DBFX	Buy	2,600,000	3,386,838	2/28/11	90,691	—
British Pound	DBFX	Sell	44,476,330	71,695,844	3/15/11	2,346,523	—
Euro	BANT	Buy	26,411,665	36,368,327	3/15/11	—	(1,044,563)
Euro	DBFX	Buy	15,671,368	21,341,161	3/15/11	—	(381,797)
Euro	BBU	Buy	5,940,000	7,990,904	3/15/11	—	(46,567)
Euro	SSBT	Buy	266,716	362,565	3/15/11	—	(5,852)
Euro	DBFX	Buy	2,533,028	3,358,842	3/15/11	28,906	—
Euro	SSBT	Buy	146,673	194,794	3/15/11	1,371	—
Euro	BANT	Buy	2,105,455	2,796,581	3/15/11	19,318	—
Euro	BANT	Sell	54,728,723	75,525,637	3/15/11	2,329,781	—
Euro	DBFX	Sell	45,282,004	62,448,412	3/15/11	1,886,884	—
Euro	BBU	Sell	40,250,670	55,509,699	3/15/11	1,677,230	—
British Pound	DBFX	Buy	3,400,000	5,279,622	4/15/11	20,181	—
British Pound	BANT	Buy	310,000	481,002	4/15/11	2,215	—
British Pound	BBU	Sell	44,403,370	71,578,232	4/15/11	2,363,789	—
Euro	BANT	Buy	5,970,000	8,041,889	4/15/11	—	(58,496)
Euro	DBFX	Buy	6,344,208	8,528,676	4/15/11	—	(44,873)
Euro	BBU	Buy	866,414	1,161,861	4/15/11	—	(3,248)
Euro	DBFX	Buy	1,222,614	1,599,375	4/15/11	35,568	—
Euro	BANT	Buy	8,361,066	11,136,773	4/15/11	44,077	—
Euro	BANT	Sell	23,993,050	32,774,506	4/15/11	689,760	—
Euro	DBFX	Sell	36,468,327	49,772,117	4/15/11	1,004,786	—
Euro	SSBT	Sell	33,568,327	45,834,194	4/15/11	944,891	—
Japanese Yen	DBFX	Sell	11,792,900	142,928	4/20/11	—	(2,533)
Japanese Yen	BANT	Sell	3,216,135	39,000	4/20/11	—	(670)
Japanese Yen	BBU	Sell	103,682,151	1,279,142	4/20/11	252	—
Swiss Franc	DBFX	Sell	22,176,927	23,002,724	5/10/11	—	(783,117)
Swiss Franc	SSBT	Sell	13,875,776	14,387,988	5/10/11	—	(494,463)
Norwegian Krone	BANT	Sell	70,218,576	11,520,000	5/18/11	—	(454,151)
Norwegian Krone	HAND	Sell	63,536,378	10,458,091	5/18/11	—	(376,566)
Norwegian Krone	DBFX	Sell	52,252,416	8,640,000	5/18/11	—	(270,439)

Annual Report | The accompanying notes are an integral part of these financial statements. | 31

32 | The accompanying notes are an integral part of these financial statements. | Annual Report

Mutual Quest Fund Financial Statements (continued)

Statement of Operations for the year ended December 31, 2010

Annual Report | The accompanying notes are an integral part of these financial statements. | 33

Mutual Quest Fund Financial Statements (continued)

34 | The accompanying notes are an integral part of these financial statements. | Annual Report

Mutual Quest Fund Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of seven separate funds. The Mutual Quest Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class B, Class C, and Class R. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Fund’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Annual Report | 35

Mutual Quest Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

Certain derivatives trade in the over-the-counter market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S.

36 | Annual Report

Mutual Quest Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund entered into forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund purchased or wrote option contracts primarily to manage and/or gain exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of a particular security, currency or index, or notional amount of a swap (swap-tion), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the security is adjusted by any premium paid or received. Upon expiration of an option, any premium

Annual Report | 37

Mutual Quest Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Derivative Financial Instruments (continued)

paid or received is recorded as a realized loss or gain. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Note 11 regarding other derivative information.

d. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay stock loan fees for borrowing the securities sold short and is required to pay the counterparty any dividends or interest due on securities sold short. Such dividends or interest and any stock loan fees are recorded as an expense to the Fund.

e. Securities Lending

The Fund participates in an agency based security lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund managed by the Fund’s custodian on the Fund’s behalf. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2010, the Fund had no securities on loan.

38 | Annual Report

Mutual Quest Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
f.	Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. The Fund’s application of those tax rules is subject to its understanding. The Fund records a provision for taxes in its financial statements including penalties and interest, if any, for a tax position taken on a tax return (or expected to be taken) when it fails to meet the more likely than not (a greater than 50% probability) threshold and based on the technical merits, the tax position may not be sustained upon examination by the tax authorities. As of December 31, 2010, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund’s financial statements. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation. The Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax effects will significantly change in the next twelve months.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Annual Report | 39

Mutual Quest Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
g.	Security Transactions, Investment Income, Expenses and Distributions (continued)

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2010, there were an unlimited number of shares authorized (without par value).

Transactions in the Fund’s shares were as follows:

40 | Annual Report

Mutual Quest Fund

Notes to Financial Statements (continued)

2. Shares of Beneficial Interest (continued)

	Year Ended December 31, 2010		2009[a]	
	Shares	Amount	Shares	Amount
Class B Shares:				
Shares sold	64,939	$ 1,108,009	133,415	$ 1,962,402
Shares issued in reinvestment of distributions	57,056	970,946	20,990	345,760
Shares redeemed	(1,174,058)	(19,924,841)	(1,016,953)	(15,320,785)
Net increase (decrease)	(1,052,063)	$(17,845,886)	(862,548)	$ (13,012,623)
Class C Shares:				
Shares sold	2,941,281	$ 50,770,932	4,255,443	$ 64,119,026
Shares issued in reinvestment of distributions	1,271,933	21,837,170	244,770	4,082,762
Shares redeemed	(4,586,515)	(78,905,598)	(5,057,737)	(76,575,812)
Net increase (decrease)	(373,301)	$ (6,297,496)	(557,524)	$ (8,374,024)
Class R Shares:				
Shares sold	10,381	$ 174,251	5,722	$ 96,064
Shares issued in reinvestment of distributions	762	13,165	79	1,338
Shares redeemed	(5,282)	(91,040)	—	—
Net increase (decrease)	5,861	$ 96,376	5,801	$ 97,402

[a]For the period May 1, 2009 (effective date) to December 31, 2009 for Class R.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.600%	Up to and including $5 billion
0.570%	Over $5 billion, up to and including $7 billion
0.550%	Over $7 billion, up to and including $10 billion
0.540%	In excess of $10 billion

Annual Report | 41

Mutual Quest Fund

Notes to Financial Statements *(continued)*

3. Transactions with Affiliates *(continued)*

b. Administrative Fees

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B, C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class B	1.00%
Class C	1.00%
Class R	0.50%

The Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$889,276
Contingent deferred sales charges retained	$196,121

e. Transfer Agent Fees

For the year ended December 31, 2010, the Fund paid transfer agent fees of $4,635,664, of which $3,004,472 was retained by Investor Services.

42 | Annual Report

Mutual Quest Fund

Notes to Financial Statements *(continued)*

4. Expense Offset Arrangement

5. Independent Trustees' Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees' Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the year ended December 31, 2010, the Fund's projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at December 31, 2010	$173,140
[b]Increase in projected benefit obligation	$ 14,844
Benefit payments made to retired trustees	$ 6,696

[a]The projected benefit obligation is included in accrued expenses and other liabilities in the Statement of Assets and Liabilities.
[b]The increase in projected benefit obligation is included in trustees' fees and expenses in the Statement of Operations.

6. Income Taxes

During the year ended December 31, 2010, the Fund utilized $44,864,199 of capital loss carryforwards.

	2010	2009
Distributions paid from:		
Ordinary income	$168,393,757	$91,050,958
Long term capital gain	187,977,039	4,827,395
	$356,370,796	$95,878,353

Annual Report | 43

Mutual Quest Fund

Notes to Financial Statements (continued)

6. INCOME TAXES (continued)

At December 31, 2010, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment company shares, payments-in-kind, bond discounts and premiums, certain dividends on securities sold short, recognition of partnership income, certain corporate action adjustments.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, payments-in-kind, bond discounts and premiums, certain dividends on securities sold short, tax straddles, recognition of partnership income, certain corporate action adjustments.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2010, aggregated $2,504,529,056 and $2,131,263,201, respectively.

Transactions in options written during the year ended December 31, 2010, were as follows:

44 | Annual Report

Mutual Quest Fund Notes to Financial Statements (continued)

8. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At December 31, 2010, the aggregate value of distressed company securities for which interest recognition has been discontinued was $13,365,000, representing 0.25% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

9. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2010, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Annual Report | 45

The Fund may enter into certain capital commitments and may be obligated to perform on such agreements at a future date. The Fund monitors these commitments and assesses the probability of required performance. For any agreements whose probability of performance is determined to be greater than remote, the Fund assesses the fair value of the commitment. In instances where the probability of performance is greater than remote and the performance under the commitment would result in an unrealized loss, the Fund recognizes such losses on the Statement of Assets and Liabilities and the Statement of Operations.

At December 31, 2010, the Fund had aggregate unfunded capital commitments of $303,488, for which no depreciation has been recognized.

46 | Annual Report

Mutual Quest Fund

Notes to Financial Statements (continued)

11. OTHER DERIVATIVE INFORMATION

At December 31, 2010, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

For the year ended December 31, 2010, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

aRepresents the average number of option contracts or notional amount for other derivative contracts outstanding during the year. For derivative contracts denominated in foreign currencies, notional amounts are converted into U.S. dollars.

See Note 1(c) regarding derivative financial instruments.

Annual Report | 47

Mutual Quest Fund

Notes to Financial Statements (continued)

12. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended December 31, 2010, were as shown below.

13. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 21, 2011. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended December 31, 2010, the Fund did not use the Global Credit Facility.

Effective January 21, 2011, the Borrowers renewed the Global Credit Facility for a total of $750 million, maturing January 20, 2012.

48 | Annual Report

Mutual Quest Fund

Notes to Financial Statements *(continued)*

14. Fair Value Measurements

	Level 1	Level 2	Level 3	Total
Assets:				
Investments in Securities:				
Equity Investments:[a]				
Auto Components	$ —	$ —	$ 21,703,350[b]	$ 21,703,350
Chemicals	41,112,010	—	3,022,299	44,134,309
Commercial Banks	252,891,540	—	362,534[b]	253,254,074
Consumer Finance	9,026,911	—	17,128,675	26,155,586
Electric Utilities	118,495,173	—	23,993,550[b]	142,488,723
Insurance	315,965,375	—	13,384,933	329,350,308
IT Services	—	—	889,722	889,722
Real Estate Management & Development	12,644,599	—	35,977,982	48,622,581
All Other Equity Investments[c]	3,398,802,868	—	—[b]	3,398,802,868
Corporate Bonds, Notes and Senior Floating Rate Interests	—	392,027,245	14,947,700	406,974,945
Companies in Liquidation	—	872,496	—[b]	872,496
Short Term Investments	562,837,968	4,421,319	—	567,259,287
Total Investments in Securities	$4,711,776,444	$397,321,060	$131,410,745	$5,240,508,249
Forward Exchange Contracts	$ —	$ 20,336,458	$ —	$ 20,336,458
Liabilities:				
Options Written	3,531,100	—	—	3,531,100
Securities Sold Short	10,082,175	—	—	10,082,175
Forward Exchange Contracts	—	33,823,412	—	33,823,412

[c]For detailed industry descriptions, see the accompanying Statement of Investments.

Annual Report | 49

Mutual Quest Fund

Notes to Financial Statements *(continued)*

14. Fair Value Measurements *(continued)*

	Balance at Beginning of Year	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Transfer In (Out of) Level 3	Balance at End of Year	Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Year End
Assets							
Investments in Securities:							
Equity Investments:[a]							
Airlines	$ —	$ —	$ 61,463	$ (61,463)	$ —	$ —[b]	$ 61,463
Auto Components	11,164,524[c]	8,175	10,254,004	276,647	—	21,703,350[b]	10,254,004
Chemicals	3,022,299	—	—	—	—	3,022,299	—
Commercial Banks	689,755[c]	—	(327,221)	—	—	362,534[b]	(327,221)
Computers & Peripherals	1,673,610[c]	1,663,574	(972,632)	(2,364,552)	—	—[b]	—
Consumer Finance	8,777,922	(60,436,700)	69,069,518	(282,065)	—	17,128,675	10,833,765
Diversified Telecommunication Services	—[c]	44,095	4,932	(49,027)	—	—[b]	4,932
Electric Utilities	—[c]	—	(1,197,631)	—	25,191,181	23,993,550[b]	(1,197,631)
Insurance	60,928,595	866,466	(6,381,610)	(5,338,068)	(36,690,450)	13,384,933	1,803,072
IT Services	—	—	(83,858)	973,580	—	889,722	(83,858)
Machinery	15,081,244[c]	(34,947,317)	21,939,743	(2,073,670)	—	—	—
Media	—[c]	(1,530,526)	1,530,534	(8)	—	—	—
Real Estate Management & Development	44,011,202	—	(8,033,220)	—	—	35,977,982	(8,033,220)
Corporate Bonds, Notes and Senior Floating Rate Interests	7,979,338	(1,740,098)	10,973,807	(2,265,347)	—	14,947,700	9,628,751
Corporate Bonds and Notes in Reorganization	200	(898)	1,002	(304)	—	—	—
Total	$153,328,689	$(96,073,229)	$96,838,831	$(11,184,277)	$(11,499,269)	$131,410,745	$22,944,057

15. Subsequent Events

50 | Annual Report

Annual Report | 51

Mutual Quest Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Mutual Series Funds and Shareholders of Mutual Quest Fund:

We have audited the accompanying statement of assets and liabilities of Mutual Quest Fund (one of the Funds constituting the Franklin Mutual Series Funds) (the “Fund”), including the statement of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mutual Quest Fund at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

52 | Annual Report

Mutual Quest Fund

Tax Designation (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $187,977,039 as a long term capital gain dividend for the fiscal year ended December 31, 2010.

Under Section 871(k)(2)(C) of the Code, the Fund designates the maximum amount allowable but no less than $48,537,608 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2010.

Under Section 854(b)(2) of the Code, the Fund designates 38.45% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2010.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $128,380,557 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2010. Distributions, including qualified dividend income, paid during calendar year 2010 will be reported to shareholders on Form 1099-DIV in January 2011. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $11,700,672 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2010.

Annual Report | 53

Mutual Quest Fund

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Edward I. Altman, Ph.D. (1941) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 1987	8	None
Principal Occupation During Past 5 Years: Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial publishing organizations; and **formerly,** Vice Director, Salomon Center, Stern School of Business, New York University.				
Ann Torre Bates (1958) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 1995	32	SLM Corporation (Sallie Mae), Ares Capital Corporation (specialty finance company) and Allied Capital Corporation (financial services) (2003-2010).
Principal Occupation During Past 5 Years: Independent strategic and financial consultant; and **formerly,** Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).				
Burton J. Greenwald (1929) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2002	15	Franklin Templeton Emerging Markets Debt Opportunities Fund PLC and Fiduciary International Ireland Limited.
Principal Occupation During Past 5 Years: Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and **formerly,** Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute and Chairman, ICI Public Information Committee.				

54 | Annual Report

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Keith E. Mitchell (1954) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2009	8	None
Principal Occupation During Past 5 Years: Managing Member, Mitchell Hartley Advisers, LLC (formerly, Mitchell Advisers, LLC) (advisory firm); director of various boards of asset management firms; and **formerly,** Managing Director, Putman Lovell NBF.				
Charles Rubens II (1930) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 1998	15	None
Principal Occupation During Past 5 Years: Private investor.				
Larry D. Thompson (1945) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2009	138	Cbeyond, Inc. (business communications provider) and The Southern Company (energy company).
Principal Occupation During Past 5 Years: Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and **formerly,** Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).				
Jan Hopkins Trachtman (1947) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2009	8	None
Principal Occupation During Past 5 Years: President and Founder, The Jan Hopkins Group (communications consulting firm); President, Economic Club of New York; serves on Advisory Board of Knight Bagehot Fellowship; and **formerly,** Anchor/Correspondent, CNN Financial News (until 2003); Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air Reporter, ABC News' World News Tonight and Editor, CBS Network News.				
Robert E. Wade (1946) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee and Chairman of the Board	Trustee since 1993 and Chairman of the Board since 2005	39	El Oro Ltd (investments).
Principal Occupation During Past 5 Years: Attorney at law engaged in private practice (1973-2009) and member of various boards.				

Annual Report | 55

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
****Gregory E. Johnson (1961)** One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	88	None
Principal Occupation During Past 5 Years: Director, President and Chief Executive Officer, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.				
****Peter A. Langerman (1955)** c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2702	Trustee, President and Chief Executive Officer – Investment Management	Trustee since 2007, President and Chief Executive Officer – Investment Management since 2005	8	American International Group, Inc. (AIG) Credit Facility Trust
Principal Occupation During Past 5 Years: Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; officer and/or director, as the case may be, of three of the investment companies in Franklin Templeton Investments.				
Philippe Brugere-Trelat (1949) 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Vice President	Since 2005	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Executive Vice President, Franklin Mutual Advisers, LLC; officer of two of the investment companies in Franklin Templeton Investments; and **formerly,** Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav).				
James M. Davis (1952) One Franklin Parkway San Mateo, CA 94403-1906	Chief Compliance Officer and Vice President – AML Compliance	Chief Compliance Officer since 2004 and Vice President – AML Compliance since 2006	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Director of Compliance, Franklin Resources, Inc. (1994-2001).				
Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).				

56 | Annual Report

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).				
David P. Goss (1947) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.				
Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Secretary and Vice President	Secretary since 2005 and Vice President since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.				
Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Director, Fund Accounting, Franklin Templeton Investments; and officer of four of the investment companies in Franklin Templeton Investments.				
Robert C. Rosselot (1960) 500 East Broward Blvd. Suite 2100 Fort Lauderdale, FL 33394-3091	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 45 of the investment companies in Franklin Templeton Investments.				
Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.				

Annual Report | 57

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc., which is the parent company of the Fund's investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, the Fund's investment manager.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Fund's Board has determined that certain of the members of the Audit Committee, including Ann Torre Bates, are audit committee financial experts, and "independent," under those provisions of the Sarbanes-Oxley Act of 2002, and the rules and form amendments adopted by the Securities and Exchange Commission, relating to audit committee financial experts.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/(800) 342-5236 to request the SAI.

58 | Annual Report

Mutual Quest Fund Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

Annual Report | 59

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MUTUAL BEACON FUND

Annual Report

Mutual Beacon Fund

Your Fund's Goals and Main Investments: Mutual Beacon Fund seeks capital appreciation, with income as a secondary goal, by investing primarily in equity securities of companies the Fund's managers believe are at prices below their intrinsic value. The Fund may invest up to 35% of its assets in foreign securities.

This annual report for Mutual Beacon Fund covers the fiscal year ended December 31, 2010.

Performance Overview

Mutual Beacon Fund – Class Z delivered a cumulative total return of +11.10% for the 12 months ended December 31, 2010. The Fund underperformed U.S. stocks as measured by its benchmark, the Standard & Poor's 500 Index (S&P 500), which posted a +15.06% total return for the same period.[1] You can find the Fund's long-term performance data in the Performance Summary beginning on page 12.

Economic and Market Overview

During the 12-month period ended December 31, 2010, the U.S. economy grew unevenly, supported by a combination of fundamental business improvement and government intervention. Economic activity as measured by gross domestic product expanded at an annualized 3.7% pace in 2010's first quarter and then downshifted to 1.7% annualized in the second quarter. Consumer spending picked up, likely due to pent-up post-recession demand, and the pace of growth rose at annualized rates of 2.6% in the third quarter and an estimated 3.2% in the fourth quarter. Globally, emerging market regions primarily led growth, as they were generally unconstrained by the debt overhang burdening western economies and benefited from strong intrinsic demand and significant capital inflows. Developed economies grew at a more subdued pace, with demand recovery and asset price reflation heavily underpinned by government-sponsored, liquidity-enhancing measures.

1. Source: © 2011 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 24.

Annual Report | 5

Geographic Breakdown
Based on Total Net Assets as of 12/31/10

U.S.
61.1%
U.K.
11.8%
Switzerland
4.8%
Germany
2.6%
Spain
1.7%
Japan
1.7%
Denmark
1.6%
Australia
1.4%
Norway
0.9%
Other
2.8%
Short-Term Investments & Other Net Assets
9.6%

In the U.S., challenges such as mixed economic data, elevated debt concerns surrounding the U.S. budget deficit and a lack of job prospects for the unemployed hindered consumer confidence and the economy's advance. Although home prices rose early in the year, home sales stalled as a homebuyer tax credit program ended, foreclosures mounted and the housing sector remained weak. The unemployment situation showed little improvement. Even though the jobless rate fell from 10.0% in December 2009 to 9.4% at period-end, some of the decline was attributable to a shrinking labor force as many unemployed workers stopped looking for jobs.[2]

Amid signs of a demand-led recovery, crude oil prices rose from $79 per barrel at the end of December 2009 to $91 per barrel by the end of December 2010 largely due to accelerating global demand. The pace of inflation slowed during the year, and in December 2010 the inflation rate was an annualized 1.5%.[2] Similarly, core inflation, which excludes volatile food and energy costs, slowed to a 0.8% annualized rate.[2]

Given few inflationary pressures and uncertainty surrounding the economic recovery, the Federal Open Market Committee (FOMC) made no major changes to its monetary policy for most of the period. The FOMC repeatedly stated it would keep the federal funds target rate within the exceptionally low 0% to 0.25% range "for an extended period" and eventually shifted its focus to its outlook and the status of its current holdings. In September, the FOMC revealed concerns about the subdued recovery and said inflation was below the pace "consistent with its mandate." Having already lowered interest rates effectively to zero, the FOMC announced its intention to purchase government securities to stimulate the economy and promote a low level of inflation consistent with healthy economic growth.

Investor confidence shifted with each release of encouraging or discouraging economic, regulatory and political news, stoking considerable volatility among equities. Ultimately, global stock indexes posted solid gains during the 12 months under review as investor risk aversion began to subside amid generally improving economic signs and rising consumer spending. The dollar strengthened relative to the euro, which declined as a result of the region's fiscal crisis, but weakened against the yen, which hit multi-decade highs amid persistent deflationary pressures. Meanwhile, U.S. Treasuries and corporate bonds finished the year with gains despite Treasury price declines late in the year.

2. Source: Bureau of Labor Statistics.

6 | Annual Report

Investment Strategy

At Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are always attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies' intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies' debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as "deals," the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company's stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund's currency exposure when we deem it advantageous for our shareholders.

Top 10 Sectors/Industries
Based on Equity Securities as of 12/31/10

	% of Total Net Assets
Tobacco	8.6%
Insurance	7.3%
Media	7.0%
Health Care Providers & Services	4.6%
Diversified Telecommunication Services	4.1%
Software	3.4%
Health Care Equipment & Supplies	3.4%
Energy Equipment & Services	3.3%
Food Products	3.3%
Food & Staples Retailing	3.3%

Annual Report | 7

Top 10 Holdings
12/31/10

Company *Sector/Industry, Country*	% of Total Net Assets
CVS Caremark Corp. *Food & Staples Retailing, U.S.*	3.3%
Imperial Tobacco Group PLC *Tobacco, U.K.*	2.4%
British American Tobacco PLC *Tobacco, U.K.*	2.2%
White Mountains Insurance Group Ltd. *Insurance, U.S.*	2.1%
Vodafone Group PLC *Wireless Telecommunication Services, U.K.*	2.1%
Time Warner Cable Inc. *Media, U.S.*	2.0%
Microsoft Corp. *Software, U.S.*	1.9%
Transocean Ltd. *Energy Equipment & Services, U.S.*	1.7%
UnitedHealth Group Inc. *Health Care Providers & Services, U.S.*	1.7%
Telefonica SA *Diversified Telecommunication Services, Spain*	1.7%

Manager's Discussion

As stock markets advanced in 2010, many of the Fund's investments increased in value. Three particularly strong Fund performers were U.S.-based Time Warner Cable, the world's third-largest media conglomerate; U.S. tobacco company Altria Group; and Xerox, a U.S.-based provider of document management equipment, software and services.

Our holdings in Time Warner Cable, the second-largest provider of cable television services in the U.S., added considerably to the Fund's overall results this year. Despite a reduction in the number of video subscribers during the year, the company continued to add high-speed data, telephony and commercial subscribers, driving the firm's revenue and operating profit growth. The company's management focused on introducing new products and new tiers of service in an effort to appeal to its customers' preferences, which increased the average revenue generated per subscriber and the number of revenue-generating units per subscriber. Strong free cash-flow growth during 2010 was used to reduce company debt and institute a dividend in the first half of the year. The company also initiated a $4 billion share buyback program in the latter half of the year. According to our analysis, regulatory concerns should abate in 2011 as the Federal Communications Commission has abandoned its quest to reclassify cable service providers under a more onerous regulatory regime. We also believe the debate about the structural versus cyclical causes of the weakness in video subscribers will remain unclear until homebuilding in the U.S. picks up.

Altria operates the largest U.S. tobacco company in addition to wine and financial subsidiaries. Altria's stock performed well in 2010 due to some company-specific events and generally favorable market trends. Since spinning off its international operations in March 2008, Altria management embarked on a multi-year cost-savings program, and the company diversified its operations by entering the moist smokeless tobacco category via acquisition. During 2010, the company reported its restructuring program was ahead of schedule and the moist smokeless business generated meaningful profit growth after posting disappointing results in 2009. In addition to benefiting from these company-specific developments, the shares performed well during the year as investors generally sought higher yielding equities. Tobacco companies, like many consumer products companies, convert a very high percentage of their earnings into free cash flow. Altria's management historically has used much of this free cash flow to reward investors with generous dividends. During the second half of 2010, Altria boosted its dividend payout policy from 75% to 80% of free cash flow, which further highlighted the company's attractive cash flow characteristics.

Xerox has experienced stronger operating results since it diversified away from its traditional copy machine business through the 2010 acquisition of IT

8 | Annual Report

services firm ACS. The Fund’s Xerox shares rose in value as the company reported favorable fourth quarter earnings results, confirming management’s ability to deliver on its revamped business plan. During the fourth quarter, management raised its estimates for full 2010 earnings and revenues while continuing to enjoy strong levels of free cash flow. At period-end, Xerox appeared poised to continue delivering on its operating and financial plan, and the company expected to generate meaningful free cash flow in 2011.

During the fiscal year, the Fund also had some disappointments. Three key detractors from Fund performance were offshore oil drilling contractor Transocean; German utility conglomerate E.ON, one of the world’s largest investor-owned power and gas companies; and Intesa Sanpaolo (Intesa), an Italian financial services conglomerate.

Although Transocean’s stock price appreciated toward the end of 2010, our investment in the company detracted from portfolio performance for the overall year. Transocean is the world’s largest offshore drilling contractor, with a diversified fleet of deepwater, mid-water and shallow-water rigs. Transocean’s stock price began several months of decline in late April after its Deepwater Horizon rig caught fire and sank in the Gulf of Mexico. In August, the stock price rose following the disclosure of a contract between the company and BP for the Deepwater Horizon, which supported management’s earlier comments of broad indemnity. At year-end, we continued to like the prospects for the offshore drilling sector and believed that Transocean shares were trading at a discount to intrinsic value.

Shares of E.ON fell in value early in 2010, as power fundamentals remained weak in many of the geographic regions the company serves. In addition, operating profit in its natural gas division was hurt by lower natural gas prices, which were soft throughout the better portion of the year, especially in relation to oil prices. Such prices are used in the pricing of the majority of the company’s long-term natural gas supply contracts. At year-end, we continued to view the stock positively because we believe it has a significant and diversified asset base and an attractive dividend policy. In addition, the recently appointed, new CEO appeared to us to be focused on improving E.ON’s operational efficiencies, which may benefit the company’s future stock price.

Leading Italian bank Intesa lost value in 2010 largely due to Italy’s sovereign debt concerns. In addition, company earnings during the year were pressured by the low interest rate environment as well as market concerns that it might need to raise additional capital to comply with new Basel rules (a set of international bank supervision accords that offer recommendations on banking laws and regulations). In our view, Intesa is fundamentally a traditional retail and commercial bank with limited exposure to investment banking and virtually no exposure to peripheral sovereign debt outside Italy.

Annual Report | 9

It has a very strong balance sheet, in terms of leverage and liquidity, and we believe the company’s capital position is adequate given its business mix. From our perspective, the stock remains attractive on both book and earnings metrics.

Finally, investors should note that we maintained our currency hedging posture of being more hedged than not to the U.S. dollar, largely through the use of forward currency exchange contracts. Certain currencies weakened in relation to the U.S. dollar in 2010, and our hedging strategy aided Fund performance during the year.

Thank you for your continued participation in Mutual Beacon Fund.

We look forward to serving your future investment needs.

Mutual Beacon Fund

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

10 | Annual Report

Christian Correa has been portfolio manager for Mutual Beacon Fund since 2007 and a co-portfolio manager since December 2010. He joined Franklin Templeton Investments in 2003 and serves as Director of Research for Franklin Mutual Advisers. Previously, he covered merger arbitrage and special situations at Lehman Brothers Holdings Inc.

Mandana Hormozi has been a co-portfolio manager for Mutual Beacon Fund since December 2010 and was assistant portfolio manager for the Fund since May 2009. Before that, she was assistant portfolio manager for Mutual Discovery Fund since 2007. She has been an analyst for Franklin Mutual Advisers since 2003, when she joined Franklin Templeton Investments. Previously, she was a senior vice president in the equity research department at Lazard Freres. Also, she was an economic research analyst at Mitsubishi Bank.

Annual Report | 11

Performance Summary as of 12/31/10

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

12 | Annual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class Z/R: no sales charges; Class A: 5.75% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 13

Performance Summary *(continued)*

Total Return Index Comparison for a Hypothetical $10,000 Investment

Average Annual Total Return

Class Z	12/31/10
1-Year	+11.10%
5-Year	+1.40%
10-Year	+5.06%

Class Z (1/1/01–12/31/10)

$25,000
$20,000
$15,000
$10,000
$5,000
1/01
12/02
12/04
12/06
12/08
12/10
$16,387
$11,507
Mutual Beacon Fund
S&P 500[1]

Average Annual Total Return

Class A	12/31/10
1-Year	+4.41%
5-Year	-0.08%
10-Year	+4.11%

Class A (1/1/01–12/31/10)

$25,000
$20,000
$15,000
$10,000
$5,000
1/01
12/02
12/04
12/06
12/08
12/10
$14,962
$11,507
Mutual Beacon Fund
S&P 500[1]

14 | Annual Report

Annual Report | 15

Endnotes

Value securities may not increase in price as anticipated or may decline further in value. The Fund’s investments in smaller company stocks and foreign securities involve special risks. Smaller company stocks have exhibited greater price volatility than larger company stocks, particularly over the short term. Foreign securities risks include currency fluctuations, and economic and political uncertainties. The Fund may also invest in companies engaged in mergers, reorganizations or liquidations, which involve special risks as pending deals may not be completed on time or on favorable terms, as well as lower rated bonds, which entail higher credit risk. The manager applies various techniques in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class Z:	Shares are available to certain eligible investors as described in the prospectus.
Class B:	These shares have higher annual fees and expenses than Class A shares.
Class C:	Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

5. Source: © 2011 Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.

16 | Annual Report

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and

  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 17

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (Z: 0.85%; A: 1.15%; B: 1.85%; C: 1.85%; and R: 1.35%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

18 | Annual Report

Mutual Beacon Fund

Financial Highlights

Class Z	Year Ended December 31, 2010	2009	2008	2007	2006
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$11.49	$ 9.07	$15.73	$16.71	$15.52
Income from investment operations[a]:					
Net investment income[b]	0.36[c]	0.08[d]	0.25	0.51	0.26
Net realized and unrealized gains (losses)	0.91	2.61	(6.46)	—	2.91
Total from investment operations	1.27	2.69	(6.21)	0.51	3.17
Less distributions from:					
Net investment income	(0.44)	(0.27)	(0.03)	(0.57)	(0.28)
Net realized gains	—	—	(0.42)	(0.92)	(1.70)
Total distributions	(0.44)	(0.27)	(0.45)	(1.49)	(1.98)
Redemption fees[e]	—	—	—[f]	—[f]	—[f]
Net asset value, end of year	$12.32	$11.49	$ 9.07	$15.73	$16.71
Total return	11.10%	29.81%	(40.37)%	3.03%	20.98%
Ratios to average net assets					
Expenses[g]	0.88%	1.30%[h,i]	0.84%[h]	0.82%[h]	0.85%[h]
Expenses incurred in connection with securities sold short	0.02%	0.55%	—%[j]	0.01%	0.03%
Net investment income	3.06%[c]	0.79%[d]	1.90%	2.89%	1.59%
Supplemental data					
Net assets, end of year (000's)	$2,860,233	$2,833,233	$2,002,361	$3,883,935	$3,925,029
Portfolio turnover rate	34.54%	54.36%	56.87%	49.84%	40.72%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Net investment income per share includes approximately $0.18 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.53%.

[d]Net investment income per share includes approximately ($0.06) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.35%.

[e]Effective September 1, 2008, the redemption fee was eliminated.

[f]Amount rounds to less than $0.01 per share.

[g]Includes dividend expense on securities sold short and stock loan fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

[h]Benefit of expense reduction rounds to less than 0.01%.

[i]Net of a one-time unaffiliated fee reimbursement. Excluding the reimbursement the ratio of expenses would have been 1.41%.

[j]Rounds to less than 0.01%.

Mutual Beacon Fund

Financial Highlights *(continued)*

Class A	Year Ended December 31, 2010	2009	2008	2007	2006
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$11.40	$ 8.99	$15.62	$16.61	$15.44
Income from investment operations[a]:					
Net investment income[b]	0.32[c]	0.04[d]	0.20	0.45	0.21
Net realized and unrealized gains (losses)	0.90	2.58	(6.38)	—	2.90
Total from investment operations	1.22	2.62	(6.18)	0.45	3.11
Less distributions from:					
Net investment income	(0.38)	(0.21)	(0.03)	(0.52)	(0.24)
Net realized gains	—	—	(0.42)	(0.92)	(1.70)
Total distributions	(0.38)	(0.21)	(0.45)	(1.44)	(1.94)
Redemption fees[e]	—	—	—[f]	—[f]	—[f]
Net asset value, end of year	$12.24	$11.40	$ 8.99	$15.62	$16.61
Total return[g]	10.82%	29.30%	(40.48)%	2.67%	20.65%
Ratios to average net assets					
Expenses[h]	1.18%	1.61%[i,j]	1.13%[i]	1.14%[i]	1.15%[i]
Expenses incurred in connection with securities sold short	0.02%	0.55%	—%[k]	0.01%	0.03%
Net investment income	2.76%[c]	0.48%[d]	1.61%	2.57%	1.29%
Supplemental data					
Net assets, end of year (000's)	$1,327,189	$1,361,152	$1,659,062	$2,654,731	$2,176,658
Portfolio turnover rate	34.54%	54.36%	56.87%	49.84%	40.72%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Net investment income per share includes approximately $0.18 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.23%.

[d]Net investment income per share includes approximately ($0.06) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.04%.

[e]Effective September 1, 2008, the redemption fee was eliminated.

[f]Amount rounds to less than $0.01 per share.

[g]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[h]Includes dividend expense on securities sold short and stock loan fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

[i]Benefit of expense reduction rounds to less than 0.01%.

[j]Net of a one-time unaffiliated fee reimbursement. Excluding the reimbursement the ratio of expenses would have been 1.72%.

[k]Rounds to less than 0.01%.

Mutual Beacon Fund

Financial Highlights *(continued)*

Class B	Year Ended December 31, 2010	2009	2008	2007	2006
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$11.13	$ 8.68	$15.19	$16.17	$15.09
Income from investment operations[a]:					
Net investment income (loss)[b]	0.24[c]	(0.02)[d]	0.12	0.32	0.10
Net realized and unrealized gains (losses)	0.87	2.49	(6.19)	0.01	2.80
Total from investment operations	1.11	2.47	(6.07)	0.33	2.90
Less distributions from:					
Net investment income	(0.17)	(0.02)	(0.02)	(0.39)	(0.12)
Net realized gains	—	—	(0.42)	(0.92)	(1.70)
Total distributions	(0.17)	(0.02)	(0.44)	(1.31)	(1.82)
Redemption fees[e]	—	—	—[f]	—[f]	—[f]
Net asset value, end of year	$12.07	$11.13	$ 8.68	$15.19	$16.17
Total return[g]	9.92%	28.51%	(40.88)%	1.95%	19.86%
Ratios to average net assets					
Expenses[h]	1.88%	2.29%[i,j]	1.84%[i]	1.81%[i]	1.85%[i]
Expenses incurred in connection with securities sold short	0.02%	0.55%	—%[k]	0.01%	0.03%
Net investment income (loss)	2.06%[c]	(0.20)%[d]	0.90%	1.90%	0.59%
Supplemental data					
Net assets, end of year (000's)	$28,552	$58,121	$73,168	$171,628	$199,461
Portfolio turnover rate	34.54%	54.36%	56.87%	49.84%	40.72%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Net investment income per share includes approximately $0.18 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.53%.

[d]Net investment income per share includes approximately ($0.06) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.36%.

[e]Effective September 1, 2008, the redemption fee was eliminated.

[f]Amount rounds to less than $0.01 per share.

[g]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[h]Includes dividend expense on securities sold short and stock loan fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

[i]Benefit of expense reduction rounds to less than 0.01%.

[j]Net of a one-time unaffiliated fee reimbursement. Excluding the reimbursement the ratio of expenses would have been 2.40%.

[k]Rounds to less than 0.01%.

Mutual Beacon Fund

Financial Highlights *(continued)*

Class C	Year Ended December 31, 2010	2009	2008	2007	2006
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$11.29	$ 8.84	$15.47	$16.46	$15.33
Income from investment operations[a]:					
Net investment income (loss)[b]	0.24[c]	(0.02)[d]	0.12	0.33	0.10
Net realized and unrealized gains (losses)	0.88	2.54	(6.31)	—	2.85
Total from investment operations	1.12	2.52	(6.19)	0.33	2.95
Less distributions from:					
Net investment income	(0.25)	(0.07)	(0.02)	(0.40)	(0.12)
Net realized gains	—	—	(0.42)	(0.92)	(1.70)
Total distributions	(0.25)	(0.07)	(0.44)	(1.32)	(1.82)
Redemption fees[e]	—	—	—[f]	—[f]	—[f]
Net asset value, end of year	$12.16	$11.29	$ 8.84	$15.47	$16.46
Total return[g]	9.96%	28.51%	(40.92)%	1.99%	19.84%
Ratios to average net assets					
Expenses[h]	1.88%	2.30%[i,j]	1.84%[i]	1.81%[i]	1.85%[i]
Expenses incurred in connection with securities sold short	0.02%	0.55%	—%[k]	0.01%	0.03%
Net investment income (loss)	2.06%[c]	(0.21)%[d]	0.90%	1.90%	0.59%
Supplemental data					
Net assets, end of year (000's)	$400,949	$437,340	$417,549	$875,060	$825,234
Portfolio turnover rate	34.54%	54.36%	56.87%	49.84%	40.72%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Net investment income per share includes approximately $0.18 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.53%.

[d]Net investment income per share includes approximately ($0.06) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.35%.

[e]Effective September 1, 2008, the redemption fee was eliminated.

[f]Amount rounds to less than $0.01 per share.

[g]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[h]Includes dividend expense on securities sold short and stock loan fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

[i]Benefit of expense reduction rounds to less than 0.01%.

[j]Net of a one-time unaffiliated fee reimbursement. Excluding the reimbursement the ratio of expenses would have been 2.41%.

[k]Rounds to less than 0.01%.

Mutual Beacon Fund

Financial Highlights *(continued)*

Class R	Year Ended December 31, 2010	2009[a]
Per share operating performance		
(for a share outstanding throughout the year)		
Net asset value, beginning of year	$11.38	$10.78
Income from investment operations[b]:		
Net investment income[c]	0.26[d]	0.01
Net realized and unrealized gains (losses)	0.93	0.66
Total from investment operations	1.19	0.67
Less distributions from net investment income	(0.41)	(0.07)
Net asset value, end of year	$12.16	$11.38
Total return[e]	10.63%	6.23%
Ratios to average net assets[f]		
Expenses[g]	1.38%	1.80%[h,i]
Expenses incurred in connection with securities sold short	0.02%	0.55%
Net investment income	2.56%[d]	0.29%
Supplemental data		
Net assets, end of year (000's)	$976	$34
Portfolio turnover rate	34.54%	54.36%

[a]For the period October 30, 2009 (effective date) to December 31, 2009.

[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[c]Based on average daily shares outstanding.

[d]Net investment income per share includes approximately $0.18 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.03%.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

[f]Ratios are annualized for periods less than one year.

[g]Includes dividend expense on securities sold short and stock loan fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

[h]Benefit of expense reduction rounds to less than 0.01%.

[i]Net of a one-time unaffiliated fee reimbursement. Excluding the reimbursement the ratio of expenses would have been 1.91%.

Mutual Beacon Fund

Statement of Investments, December 31, 2010

Country	Shares	Value
Common Stocks and Other Equity Interests 84.8%			
Airlines 0.0%			
[a,b,c] Northwest Airlines Corp., Contingent Distribution	United States	35,952,000	$ —
Auto Components 0.6%			
[a,b,c] Collins & Aikman Products Co., Contingent Distribution	United States	1,506,491	15,065
[a,b,c] Dana Holding Corp., Contingent Distribution	United States	16,890,000	—
[a,d] IACNA Investor LLC	United States	225,943	2,259
[a,d,e] International Automotive Components Group Brazil LLC	Brazil	2,846,329	5,035,555
[a,d,e] International Automotive Components Group North America, LLC	United States	16,905,297	21,426,449
			26,479,328
Automobiles 0.7%			
[a] Daimler AG (EUR Traded)	Germany	444,830	30,301,033
Beverages 2.1%			
Brown-Forman Corp., A	United States	308,260	21,427,153
Brown-Forman Corp., B	United States	435,517	30,320,693
Carlsberg AS, B	Denmark	221,504	22,201,282
Coca-Cola Enterprises Inc.	United Kingdom	912,220	22,832,867
			96,781,995
Biotechnology 1.7%			
[a] Amgen Inc.	United States	605,000	33,214,500
[a] Genzyme Corp.	United States	632,330	45,021,896
			78,236,396
Capital Markets 2.1%			
Morgan Stanley	United States	1,888,092	51,374,983
[a] UBS AG (CHF Traded)	Switzerland	2,273,089	37,357,512
[a] UBS AG (USD Traded)	Switzerland	424,360	6,989,209
			95,721,704
Chemicals 0.1%			
[a,b,c] Dow Corning Corp., Contingent Distribution	United States	23,723,548	3,149,637
Commercial Banks 2.2%			
[a,d,f] FE Capital Holdings Ltd.	Japan	35,242	—
[a,d,f] First Chicago Bancorp	United States	6,853,043	3,769,448
[a,d,f] First Southern Bancorp Inc.	United States	1,065,450	13,646,710
Intesa Sanpaolo SpA	Italy	9,242,024	25,097,941
Intesa Sanpaolo SpA, di Risp	Italy	1,633,348	3,895,875
Korea Exchange Bank	South Korea	2,244,580	23,621,890
[a,d] NCB Warrant Holdings Ltd., A	Japan	163,895	—
Wells Fargo & Co.	United States	1,046,710	32,437,543
			102,469,407
Commercial Services & Supplies 0.0%[†]			
[a] Comdisco Holding Co. Inc.	United States	1,223	10,701
[a,b,c] Comdisco Holding Co. Inc., Contingent Distribution	United States	49,575,000	—
			10,701
Computers & Peripherals 1.0%			
[a,b,c] DecisionOne Corp., Contingent Distribution	United States	1,769,590	—
Hewlett-Packard Co.	United States	1,049,270	44,174,267
			44,174,267

24 | Annual Report

Mutual Beacon Fund

Statement of Investments, December 31, 2010 *(continued)*

	Country	Shares	Value
Common Stocks and Other Equity Interests (continued)			
Construction & Engineering 0.9%			
Boart Longyear Group	Australia	8,961,447	$ 41,752,994
Consumer Finance 1.5%			
[a,d] Ally Financial Inc.	United States	3,405	24,173,583
[a,d] Cerberus CG Investor I LLC	United States	23,183,337	18,778,503
[a,d] Cerberus CG Investor II LLC	United States	23,182,990	18,778,222
[a,d] Cerberus CG Investor III LLC	United States	11,593,059	9,390,378
			71,120,686
Diversified Financial Services 1.9%			
Bank of America Corp.	United States	4,479,280	59,753,595
Deutsche Boerse AG	Germany	407,001	28,203,319
[a,b,c] Marconi Corp., Contingent Distribution	United Kingdom	42,651,300	—
			87,956,914
Diversified Telecommunication Services 4.1%			
AboveNet Inc.	United States	1,010,720	59,086,691
Cable & Wireless Communication PLC	United Kingdom	28,230,271	21,427,143
Cable & Wireless Worldwide PLC	United Kingdom	28,230,271	28,914,530
[a,b,c] Global Crossing Holdings Ltd., Contingent Distribution	United States	60,632,757	—
Telefonica SA	Spain	3,485,739	79,108,601
			188,536,965
Electric Utilities 3.2%			
[a,b,c] Calpine Corp., Contingent Distribution	United States	5,869,000	—
E.ON AG	Germany	1,698,600	51,956,191
Exelon Corp.	United States	1,828,788	76,150,732
[d] Prime AET&D Holdings No. 1 Pty. Ltd.	Australia	4,353,435	—
[c] Prime Infrastructure Group	Australia	4,353,435	21,993,554
			150,100,477
Energy Equipment & Services 3.3%			
[a] Exterran Holding Inc.	United States	2,523,974	60,449,177
[a] Pride International Inc.	United States	414,066	13,664,178
[a] Transocean Ltd.	United States	1,159,945	80,627,777
			154,741,132
Food & Staples Retailing 3.3%			
CVS Caremark Corp.	United States	4,370,574	151,964,858
Food Products 3.3%			
[f] Farmer Brothers Co.	United States	1,007,746	17,937,879
Kraft Foods Inc., A	United States	1,941,399	61,173,483
Nestle SA	Switzerland	1,251,730	73,374,965
			152,486,327
Health Care Equipment & Supplies 3.4%			
Alcon Inc.	Switzerland	401,560	65,614,904
[a] Boston Scientific Corp.	United States	5,065,350	38,344,699
Medtronic Inc.	United States	1,006,510	37,331,456
[a] Zimmer Holdings Inc.	United States	267,066	14,336,103
			155,627,162

Annual Report | 25

Mutual Beacon Fund

Statement of Investments, December 31, 2010 (continued)

26 | Annual Report

Mutual Beacon Fund

Statement of Investments, December 31, 2010 *(continued)*

	Country	Shares	Value
Common Stocks and Other Equity Interests (continued)			
Oil, Gas & Consumable Fuels 0.9%			
BP PLC	United Kingdom	3,094,960	$ 22,503,699
Noble Energy Inc.	United States	220,405	18,972,463
			41,476,162
Paper & Forest Products 1.2%			
Domtar Corp.	United States	246,889	18,743,813
MeadWestvaco Corp.	United States	1,404,210	36,734,134
			55,477,947
Pharmaceuticals 2.7%			
Eli Lilly & Co.	United States	1,365,820	47,858,333
Pfizer Inc.	United States	4,282,201	74,981,339
			122,839,672
Real Estate Investment Trusts (REITs) 1.5%			
Weyerhaeuser Co.	United States	3,556,482	67,324,204
Real Estate Management & Development 1.1%			
[c] Canary Wharf Group PLC	United Kingdom	10,069,634	43,658,950
[a,i] The St. Joe Co.	United States	387,398	8,464,646
			52,123,596
Semiconductors & Semiconductor Equipment 1.1%			
[a] LSI Corp.	United States	8,805,673	52,745,981
Software 3.4%			
[a] McAfee Inc.	United States	362,330	16,779,502
Microsoft Corp.	United States	3,105,360	86,701,651
Nintendo Co. Ltd.	Japan	108,030	31,713,642
[a] Symantec Corp.	United States	1,318,260	22,067,673
			157,262,468
Tobacco 8.6%			
Altria Group Inc.	United States	3,144,220	77,410,696
British American Tobacco PLC	United Kingdom	2,620,106	100,742,807
Imperial Tobacco Group PLC	United Kingdom	3,583,024	110,291,785
Japan Tobacco Inc.	Japan	12,406	45,925,506
Lorillard Inc.	United States	771,398	63,300,920
			397,671,714
Transportation Infrastructure 0.1%			
Groupe Eurotunnel SA	France	797,913	7,023,546
Wireless Telecommunication Services 2.1%			
Vodafone Group PLC	United Kingdom	36,811,287	95,278,245
Total Common Stocks and Other Equity Interests (Cost $3,349,011,473)			3,916,997,996
Preferred Stocks 0.4%			
Automobiles 0.2%			
Porsche Automobile Holding SE, pfd.	Germany	135,425	10,793,799

Annual Report | 27

Mutual Beacon Fund

Statement of Investments, December 31, 2010 (continued)

Country	Shares	Value
Preferred Stocks (continued)			
Commercial Banks 0.2%			
[a,d,f] First Southern Bancorp Inc., cvt. pfd., C	United States	1,821	$ 6,673,924
Total Preferred Stocks (Cost $8,409,582)			17,467,723
		Principal Amount*	
Corporate Bonds, Notes and Senior Floating Rate Interests 5.4%			
[d] Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	26,326	26,326
[d,i] Cerberus CG Investor I LLC, 12.00%, 7/31/14	United States	18,089,600	14,652,576
[d,i] Cerberus CG Investor II LLC, 12.00%, 7/31/14	United States	18,089,600	14,652,576
[d,i] Cerberus CG Investor III LLC, 12.00%, 7/31/14	United States	9,044,800	7,326,288
CIT Group Inc.,			
senior secured sub. bond, 7.00%, 5/01/16	United States	5,230,481	5,263,172
senior secured sub. bond, 7.00%, 5/01/17	United States	6,641,578	6,674,786
[k] Term Loan Tranche 3, FRN, 6.25%, 8/11/15	United States	9,058,013	9,252,380
[k] First Data Corp., Term Loan, FRN, 3.011%, 9/24/14,			
B-1	United States	20,770,296	19,194,682
B-2	United States	7,911,802	7,311,621
B-3	United States	2,098,235	1,941,595
[d,e] International Automotive Components Group North America, LLC, 11.00%, 11/12/14	United States	1,947,800	1,947,800
[k] iStar Financial Inc., Revolver, FRN, 1.113%, 6/28/11	United States	8,408,000	7,735,360
iStar Financial Inc., senior note, 5.65%, 9/15/11	United States	24,239,000	24,269,299
Mirant North America LLC, senior note, 7.375%, 12/31/13	United States	43,127,000	43,939,513
Realogy Corp.,			
[k] Delayed Draw Term Loan B, FRN, 3.286%, 10/10/13	United States	18,066,906	16,993,063
[k] Initial Term Loan B, FRN, 3.286%, 10/10/13	United States	26,868,265	25,271,296
Second Lien Term Loan, 13.50%, 10/15/17	United States	1,639,000	1,795,729
[k] Synthetic Letter of Credit, FRN, 3.254%, 10/10/13	United States	3,659,926	3,442,391
[k] Texas Competitive Electric Holdings Co. LLC, FRN, 3.764%, 10/10/14,			
Delayed Draw Term Loan	United States	18,165,951	13,962,550
Initial Tranche B-1 Term Loan	United States	21,555,704	16,704,442
Tranche B-2 Term Loan	United States	3,364,164	2,605,888
Tranche B-3 Term Loan	United States	5,054,762	3,909,687
Total Corporate Bonds, Notes and Senior Floating Rate Interests (Cost $246,640,443)			248,873,020
		Shares	
Companies in Liquidation 0.0%[†]			
[a] Adelphia Recovery Trust	United States	48,268,724	482,687
[a,b] Adelphia Recovery Trust, Arahova Contingent Value Vehicle, Contingent Distribution	United States	6,161,087	616,109
[a,d,e,f] CB FIM Coinvestors LLC	United States	15,831,950	—
[a,b,c] Century Communications Corp., Contingent Distribution	United States	16,986,000	—
[a,d] FIM Coinvestor Holdings I, LLC	United States	19,805,560	—
Total Companies in Liquidation (Cost $5,687,631)			1,098,796

28 | Annual Report

Mutual Beacon Fund

Statement of Investments, December 31, 2010 *(continued)*

	Country	Principal Amount*	Value
Total Investments before Short Term Investments (Cost $3,609,749,129)			$4,184,437,535
Short Term Investments 9.0%			
U.S. Government and Agency Securities 8.8%			
[l]FHLB, 1/03/11	United States	16,600,000	16,600,000
[l]U.S. Treasury Bills,			
1/06/11 - 5/19/11	United States	342,000,000	341,919,101
6/23/11	United States	50,000,000	49,959,150
Total U.S. Government and Agency Securities (Cost $408,438,344)			408,478,251
Total Investments before Money Market Funds (Cost $4,018,187,473)			4,592,915,786
		Shares	
[m]**Investments from Cash Collateral Received for Loaned Securities 0.2%**			
Money Market Funds 0.2%			
[a]Bank of New York Institutional Cash Reserve Fund, Series B	United States	64,179	51,343
[n]BNY Mellon Overnight Government Fund, 0.19%	United States	8,721,000	8,721,000
Total Money Market Funds (Cost $8,785,179)			8,772,343
Total Investments (Cost $4,026,972,652) 99.6%			4,601,688,129
Options Written (0.0)%†			(477,508)
Other Assets, less Liabilities 0.4%			16,688,277
Net Assets 100.0%			$4,617,898,898
		Contracts	
[o]**Options Written (0.0)%†**			
Call Options (0.0)%†			
IT Services (0.0)%†			
Alliance Data Systems Corp., Jan. $70 Calls, 1/22/11	United States	1,000	$ (220,000)
Alliance Data Systems Corp., Mar. $75 Calls, 3/19/11	United States	500	(112,500)
			(332,500)
Office Electronics (0.0)%†			
Xerox Corp., Apr. $12 Calls, 4/16/11	United States	2,544	(145,008)
Total Options Written (Premiums Received $628,665)			$ (477,508)

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

[a]Non-income producing.

[b]Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company.

[c]Security has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2010, the aggregate value of these securities was $68,817,206, representing 1.49% of net assets.

[d]See Note 9 regarding restricted securities.

Annual Report | 29

Mutual Beacon Fund

Statement of Investments, December 31, 2010 *(continued)*

[e]At December 31, 2010, pursuant to the Fund's policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.

[f]See Note 13 regarding holdings of 5% voting securities.

[g]A portion or all of the security is held in connection with written option contracts open at year end.

[h]Security or a portion of the security has been segregated as collateral for open written options contracts. At December 31, 2010, the aggregate value of these securities and cash pledged amounted to $14,101,260, representing 0.31% of net assets.

[i]A portion or all of the security is on loan at December 31, 2010. See Note 1(e).

[j]See Note 8 regarding credit risk and defaulted securities.

[k]The coupon rate shown represents the rate at period end.

[l]The security is traded on a discount basis with no stated coupon rate.

[m]See Note 1(e) regarding securities on loan.

[n]The rate shown is the annualized seven-day yield at period end.

[o]See Note 1(c) regarding written options.

At December 31, 2010, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
British Pound	SSBT	Sell	27,670,000	$41,837,040	1/12/11	$ —	$ (1,328,160)
British Pound	BANT	Buy	1,480,000	2,365,144	1/12/11	—	(56,344)
British Pound	BANT	Sell	1,051,870	1,602,049	1/12/11	—	(38,869)
British Pound	DBFX	Buy	1,480,000	2,347,206	1/12/11	—	(38,406)
British Pound	DBFX	Sell	1,400,000	2,147,502	1/12/11	—	(36,498)
British Pound	BANT	Buy	448,206	698,134	1/12/11	1,067	—
British Pound	DBFX	Sell	29,867,991	47,179,639	1/12/11	585,573	—
British Pound	BANT	Sell	20,000,000	31,860,000	1/12/11	660,000	—
Euro	BBU	Sell	45,000,000	57,285,000	1/18/11	—	(2,911,998)
Euro	DBFX	Sell	8,687,752	11,468,020	1/18/11	—	(153,683)
Euro	SSBT	Sell	1,608,122	2,131,675	1/18/11	—	(19,527)
Euro	BANT	Buy	88,411	118,241	1/18/11	28	—
Euro	DBFX	Sell	5,981,780	8,055,095	1/18/11	53,202	—
Danish Krone	HAND	Sell	142,715,297	24,539,202	1/24/11	—	(1,071,347)
Danish Krone	HAND	Buy	35,547,476	6,554,550	1/24/11	—	(175,484)
Danish Krone	DBFX	Buy	2,188,622	399,041	1/24/11	—	(6,289)
Danish Krone	SSBT	Buy	2,000,000	365,061	1/24/11	—	(6,157)
Danish Krone	HAND	Buy	60,948,521	10,427,538	1/24/11	509,798	—
South Korean Won	BANT	Sell	18,309,010,000	15,872,683	1/24/11	—	(432,574)
Danish Krone	HAND	Buy	17,312,001	3,217,185	1/25/11	—	(110,519)
Danish Krone	SSBT	Buy	631,279	117,333	1/25/11	—	(4,050)
Danish Krone	HAND	Buy	5,633,342	995,501	1/25/11	15,411	—
Danish Krone	HAND	Sell	93,432,300	17,518,173	1/25/11	751,598	—
Swiss Franc	SSBT	Sell	49,067,032	47,499,547	2/10/11	—	(5,060,917)
Swiss Franc	DBFX	Sell	1,398,058	1,400,000	2/10/11	—	(97,596)
Swiss Franc	DBFX	Buy	6,667,347	6,810,397	2/10/11	331,646	—
Swiss Franc	BANT	Buy	3,996,573	4,177,613	2/10/11	103,505	—
British Pound	BBU	Buy	740,000	1,178,605	2/14/11	—	(24,501)
British Pound	DBFX	Sell	36,961,761	58,127,207	2/14/11	481,645	—
British Pound	BBU	Sell	25,000,000	39,813,250	2/14/11	823,250	—
British Pound	BANT	Sell	2,790,000	4,534,392	2/14/11	183,108	—

30 | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 31

32 | The accompanying notes are an integral part of these financial statements. | Annual Report

Mutual Beacon Fund

Financial Statements *(continued)*

Statement of Assets and Liabilities *(continued)*

December 31, 2010

Class Z:	
Net assets, at value	$2,860,232,718
Shares outstanding	232,237,690
Net asset value and maximum offering price per share	$12.32
Class A:	
Net assets, at value	$1,327,189,036
Shares outstanding	108,449,737
Net asset value per share[a]	$12.24
Maximum offering price per share (net asset value per share ÷ 94.25%)	$12.99
Class B:	
Net assets, at value	$ 28,552,179
Shares outstanding	2,366,459
Net asset value and maximum offering price per share[a]	$12.07
Class C:	
Net assets, at value	$ 400,948,552
Shares outstanding	32,985,743
Net asset value and maximum offering price per share[a]	$12.16
Class R:	
Net assets, at value	$ 976,413
Shares outstanding	80,284
Net asset value and maximum offering price per share	$12.16

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 33

Mutual Beacon Fund

Financial Statements *(continued)*

Investment income:	
Dividends: (net of foreign taxes of $3,772,754)	
Unaffiliated issuers	$159,740,049
Non-controlled affiliated issuers (Note 13)	468,181
Interest:	
Unaffiliated issuers	18,913,393
Non-controlled affiliated issuers (Note 13)	133,983
Income from securities loaned	288,965
Total investment income	179,544,571
Expenses:	
Management fees (Note 3a)	27,345,414
Administrative fees (Note 3b)	3,478,646
Distribution fees: (Note 3c)	
Class A	3,975,076
Class B	412,132
Class C	4,100,737
Class R	1,998
Transfer agent fees (Note 3e)	3,201,743
Unaffiliated transfer agent fees	2,991,915
Custodian fees (Note 4)	291,697
Reports to shareholders	333,094
Registration and filing fees	113,038
Professional fees	1,256,490
Trustees' fees and expenses	118,786
Dividends on securities sold short	687,484
Other	204,062
Total expenses	48,512,312
Net investment income	131,032,259
Realized and unrealized gains (losses):	
Net realized gain (loss) from:	
Investments:	
Unaffiliated issuers	25,120,194
Controlled affiliated issuers (Note 13)	314,050
Non-controlled affiliated issuers (Note 13)	(43,563,301)
Written options	538,853
Foreign currency transactions	54,079,628
Securities sold short	6,775,381
Net realized gain (loss)	43,264,805
Net change in unrealized appreciation (depreciation) on:	
Investments	323,579,251
Translation of other assets and liabilities denominated in foreign currencies	(30,533,243)
Net change in unrealized appreciation (depreciation)	293,046,008
Net realized and unrealized gain (loss)	336,310,813
Net increase (decrease) in net assets resulting from operations	$467,343,072

34 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 35

Mutual Beacon Fund

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of seven separate funds. The Mutual Beacon Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class B, Class C, and Class R. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Fund’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in non-registered money market funds are valued at the closing net asset value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

36 | Annual Report

Mutual Beacon Fund Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

Certain derivatives trade in the over-the-counter market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates

Annual Report | 37

Mutual Beacon Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counter-party to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund entered into forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund purchased or wrote option contracts primarily to manage and/or gain exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of a particular security, currency or index, or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the security is adjusted by any premium paid or received. Upon expiration of an option,

38 | Annual Report

Mutual Beacon Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
f.	Income Taxes (continued)

returns in certain other jurisdictions. The Fund’s application of those tax rules is subject to its understanding. The Fund records a provision for taxes in its financial statements including penalties and interest, if any, for a tax position taken on a tax return (or expected to be taken) when it fails to meet the more likely than not (a greater than 50% probability) threshold and based on the technical merits, the tax position may not be sustained upon examination by the tax authorities. As of December 31, 2010, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund’s financial statements. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation. The Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax effects will significantly change in the next twelve months.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

40 | Annual Report

Mutual Beacon Fund

Notes to Financial Statements *(continued)*

1. Organization and Significant Accounting Policies *(continued)*

h. Accounting Estimates

i. Guarantees and Indemnifications

2. Shares of Beneficial Interest

	Year Ended December 31,			
	2010		2009	
	Shares	Amount	Shares	Amount
Class Z Shares:				
Shares sold	10,062,702	$ 118,661,720	52,346,552	$ 566,338,997
Shares issued in reinvestment of distributions	7,810,138	93,103,942	4,874,607	52,718,636
Shares redeemed	(32,118,685)	(377,839,216)	(31,412,902)	(302,953,123)
Net increase (decrease)	(14,245,845)	$(166,073,554)	25,808,257	$ 316,104,510
Class A Shares:				
Shares sold	14,452,627	$ 168,087,678	23,954,485	$ 231,031,710
Shares issued in reinvestment of distributions	3,140,255	37,178,890	2,789,710	29,673,979
Shares redeemed	(28,497,572)	(330,698,109)	(91,988,282)	(926,473,134)
Net increase (decrease)	(10,904,690)	$(125,431,541)	(65,244,087)	$(665,767,445)
Class B Shares:				
Shares sold	68,826	$ 784,051	133,607	$ 1,263,791
Shares issued in reinvestment of distributions	35,185	410,054	11,662	124,186
Shares redeemed	(2,960,614)	(33,540,586)	(3,356,081)	(31,253,340)
Net increase (decrease)	(2,856,603)	$ (32,346,481)	(3,210,812)	$ (29,865,363)

Annual Report | 41

Mutual Beacon Fund

Notes to Financial Statements *(continued)*

2. Shares of Beneficial Interest *(continued)*

	Year Ended December 31, 2010		2009[a]	
	Shares	Amount	Shares	Amount
Class C Shares:				
Shares sold	1,670,812	$ 19,254,068	2,626,995	$ 25,184,601
Shares issued in reinvestment of distributions	657,380	7,705,335	224,362	2,380,332
Shares redeemed	(8,077,623)	(92,806,563)	(11,353,175)	(104,876,799)
Net increase (decrease)	(5,749,431)	$(65,847,160)	(8,501,818)	$ (77,311,866)
Class R Shares:				
Shares sold	78,720	$ 882,989	2,944	$ 33,248
Shares issued in reinvestment of distributions	2,566	30,285	16	176
Shares redeemed	(3,962)	(45,510)	—	—
Net increase (decrease)	77,324	$ 867,764	2,960	$ 33,424

[a]For the period October 30, 2009 (effective date) to December 31, 2009 for Class R.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.600%	Up to and including $5 billion
0.570%	Over $5 billion, up to and including $7 billion
0.550%	Over $7 billion, up to and including $10 billion
0.540%	In excess of $10 billion

42 | Annual Report

Mutual Beacon Fund

Notes to Financial Statements *(continued)*

3. Transactions with Affiliates *(continued)*

b. Administrative Fees

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B, C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class B	1.00%
Class C	1.00%
Class R	0.50%

The Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$381,324
Contingent deferred sales charges retained	$ 21,876

e. Transfer Agent Fees

For the year ended December 31, 2010, the Fund paid transfer agent fees of $6,193,658, of which $3,201,743 was retained by Investor Services.

Annual Report | 43

Mutual Beacon Fund

Notes to Financial Statements *(continued)*

4. Expense Offset Arrangement

5. Independent Trustees' Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees' Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the year ended December 31, 2010, the Fund's projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at December 31, 2010	$159,174
[b]Increase in projected benefit obligation	$ 12,861
Benefit payments made to retired trustees	$ 6,008

[a]The projected benefit obligation is included in accrued expenses and other liabilities in the Statement of Assets and Liabilities.
[b]The increase in projected benefit obligation is included in trustees' fees and expenses in the Statement of Operations.

6. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2010, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:	
2016	$ 74,858,425
2017	716,027,486
	$790,885,911

During the year ended December 31, 2010, the Fund utilized $24,845,930 of capital loss carryforwards.

44 | Annual Report

Mutual Beacon Fund

Notes to Financial Statements (continued)

6. INCOME TAXES (continued)

The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009, was as follows:

At December 31, 2010, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment company shares, payments-in-kind, bond discounts and premiums, certain dividends on securities sold short, tax straddles, recognition of partnership income and certain corporate action adjustments.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, defaulted securities, foreign currency transactions, passive foreign investment company shares, payments-in-kind, bond discounts and premiums, tax straddles, recognition of partnership income, certain corporate action adjustments and certain dividends on securities sold short.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2010, aggregated $1,423,486,444 and $1,768,878,544, respectively.

Annual Report | 45

Mutual Beacon Fund

Notes to Financial Statements (continued)

7. INVESTMENT TRANSACTIONS (continued)

Transactions in options written during the year ended December 31, 2010, were as follows:

8. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At December 31, 2010, the aggregate value of distressed company securities for which interest recognition has been discontinued was $36,631,440, representing 0.79% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

9. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

46 | Annual Report

Mutual Beacon Fund

Notes to Financial Statements (continued)

9. RESTRICTED SECURITIES (continued)

At December 31, 2010, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

10. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Funded portions of credit agreements are presented on the Statement of Investments.

Annual Report | 47

Mutual Beacon Fund

Notes to Financial Statements (continued)

10. UNFUNDED LOAN COMMITMENTS (continued)

At December 31, 2010, unfunded commitments were as follows:

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and Statement of Operations.

11. UNFUNDED CAPITAL COMMITMENTS

The Fund may enter into certain capital commitments and may be obligated to perform on such agreements at a future date. The Fund monitors these commitments and assesses the probability of required performance. For any agreements whose probability of performance is determined to be greater than remote, the Fund assesses the fair value of the commitment. In instances where the probability of performance is greater than remote and the performance under the commitment would result in an unrealized loss, the Fund recognizes such losses on the Statement of Assets and Liabilities and the Statement of Operations.

At December 31, 2010, the Fund had aggregate unfunded capital commitments of $831,814, for which no depreciation has been recognized.

12. OTHER DERIVATIVE INFORMATION

At December 31, 2010, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

48 | Annual Report

Mutual Beacon Fund

Notes to Financial Statements (continued)

12. OTHER DERIVATIVE INFORMATION (continued)

For the year ended December 31, 2010, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

aRepresents the average number of option contracts or notional amount for other derivative contracts outstanding during the year. For derivative contracts denominated in foreign currencies, notional amounts are converted into U.S. dollars.

See Note 1(c) regarding derivative financial instruments.

13. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended December 31, 2010, were as shown below.

Annual Report | 49

Mutual Beacon Fund

Notes to Financial Statements (continued)

13.	HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES (continued)

14. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 21, 2011. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended December 31, 2010, the Fund did not use the Global Credit Facility.

Effective January 21, 2011, the Borrowers renewed the Global Credit Facility for a total of $750 million, maturing January 20, 2012.

50 | Annual Report

Mutual Beacon Fund

Notes to Financial Statements (continued)

15. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities

  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

The following is a summary of the inputs used as of December 31, 2010, in valuing the Fund’s assets and liabilities carried at fair value:

Annual Report | 51

Mutual Beacon Fund

Notes to Financial Statements *(continued)*

15. Fair Value Measurements *(continued)*

	Level 1	Level 2	Level 3	Total
Liabilities:				
Options Written	$ 477,508	$ —	$ —	$ 477,508
Forward Exchange Contracts	—	18,447,489	—	18,447,489

[c]For detailed industry descriptions, see the accompanying Statement of Investments.

	Balance at Beginning of Year	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Transfer In (Out of) Level 3	Balance at End of Year	Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Year End
Assets							
Investments in Securities:							
Equity Investments:[a]							
Airlines	$ —	$ —	$ 78,283	$ (78,283)	$ —	$ —[b]	$ 78,283
Auto Components	13,546,054[c]	10,117	12,577,562	345,595	—	26,479,328[b]	12,577,562
Chemicals	3,149,637	—	—	—	—	3,149,637	—
Commercial Banks	7,171,730[c]	—	(7,383,643)	24,301,995	—	24,090,082[b]	(7,383,643)
Computers & Peripherals	1,896,306[c]	935,742	(1,409,849)	(1,422,199)	—	—[b]	(307,341)
Consumer Finance	54,240,563	(73,963,504)	87,616,794	3,226,833	—	71,120,686	53,867,038
Diversified Telecommunication Services	—[c]	53,503	6,018	(59,521)	—	—[b]	6,018
Electric Utilities	—[c]	—	(1,097,802)	—	23,091,356	21,993,554[b]	(1,097,802)
Insurance	58,089,871[c]	—	(10,281,881)	(222,271)	(47,545,173)	40,546	34,905
IT Services	—	—	(95,433)	1,103,128	—	1,007,695	(95,433)
Machinery	19,524,292[c]	(45,243,755)	28,404,053	(2,684,590)	—	—	—
Media	—[c]	(1,328,434)	1,328,444	(10)	—	—	—
Metals & Mining	4,520,031	314,051	261,396	(524,471)	—	4,571,007	507,890
Real Estate Management & Development	53,407,189	—	(9,748,239)	—	—	43,658,950	(9,748,239)
Corporate Bonds, Notes and Senior Floating Rate Interests	14,923,787	(2,037,995)	28,710,648	(2,990,874)	—	38,605,566	27,134,400
Corporate Bonds and Notes in Reorganization	250	(1,123)	1,253	(380)	—	—	—
Total	$230,469,710	$(121,261,398)	$128,967,604	$20,994,952	$(24,453,817)	$234,717,051	$75,573,638

52 | Annual Report

Mutual Beacon Fund

Notes to Financial Statements (continued)

16. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Annual Report | 53

Mutual Beacon Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Mutual Series Funds and Shareholders of Mutual Beacon Fund:

We have audited the accompanying statement of assets and liabilities of Mutual Beacon Fund (one of the Funds constituting the Franklin Mutual Series Funds) (the “Fund”), including the statement of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mutual Beacon Fund at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

54 | Annual Report

Mutual Beacon Fund

Tax Designation (unaudited)

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund designates 83.44% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2010.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $167,149,900 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2010. Distributions, including qualified dividend income, paid during calendar year 2010 will be reported to shareholders on Form 1099-DIV in January 2011. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $12,714,887 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2010.

Annual Report | 55

Mutual Beacon Fund

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Edward I. Altman, Ph.D. (1941) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 1987	8	None
Principal Occupation During Past 5 Years: Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial publishing organizations; and **formerly,** Vice Director, Salomon Center, Stern School of Business, New York University.				
Ann Torre Bates (1958) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 1995	32	SLM Corporation (Sallie Mae), Ares Capital Corporation (specialty finance company) and Allied Capital Corporation (financial services) (2003-2010).
Principal Occupation During Past 5 Years: Independent strategic and financial consultant; and **formerly,** Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).				
Burton J. Greenwald (1929) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2002	15	Franklin Templeton Emerging Markets Debt Opportunities Fund PLC and Fiduciary International Ireland Limited.
Principal Occupation During Past 5 Years: Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and **formerly,** Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute and Chairman, ICI Public Information Committee.				

56 | Annual Report

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Keith E. Mitchell (1954) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2009	8	None
Principal Occupation During Past 5 Years: Managing Member, Mitchell Hartley Advisers, LLC (formerly, Mitchell Advisers, LLC) (advisory firm); director of various boards of asset management firms; and **formerly,** Managing Director, Putman Lovell NBF.				
Charles Rubens II (1930) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 1998	15	None
Principal Occupation During Past 5 Years: Private investor.				
Larry D. Thompson (1945) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2009	138	Cbeyond, Inc. (business communications provider) and The Southern Company (energy company).
Principal Occupation During Past 5 Years: Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and **formerly,** Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).				
Jan Hopkins Trachtman (1947) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2009	8	None
Principal Occupation During Past 5 Years: President and Founder, The Jan Hopkins Group (communications consulting firm); President, Economic Club of New York; serves on Advisory Board of Knight Bagehot Fellowship; and **formerly,** Anchor/Correspondent, CNN Financial News (until 2003); Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air Reporter, ABC News' World News Tonight and Editor, CBS Network News.				
Robert E. Wade (1946) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee and Chairman of the Board	Trustee since 1993 and Chairman of the Board since 2005	39	El Oro Ltd (investments).
Principal Occupation During Past 5 Years: Attorney at law engaged in private practice (1973-2009) and member of various boards.				

Annual Report | 57

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
****Gregory E. Johnson (1961)** One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	88	None
Principal Occupation During Past 5 Years: Director, President and Chief Executive Officer, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.				
****Peter A. Langerman (1955)** c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2702	Trustee, President and Chief Executive Officer – Investment Management	Trustee since 2007, President and Chief Executive Officer – Investment Management since 2005	8	American International Group, Inc. (AIG) Credit Facility Trust
Principal Occupation During Past 5 Years: Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; officer and/or director, as the case may be, of three of the investment companies in Franklin Templeton Investments.				
Philippe Brugere-Trelat (1949) 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Vice President	Since 2005	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Executive Vice President, Franklin Mutual Advisers, LLC; officer of two of the investment companies in Franklin Templeton Investments; and **formerly,** Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav).				
James M. Davis (1952) One Franklin Parkway San Mateo, CA 94403-1906	Chief Compliance Officer and Vice President – AML Compliance	Chief Compliance Officer since 2004 and Vice President – AML Compliance since 2006	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Director of Compliance, Franklin Resources, Inc. (1994-2001).				
Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).				

58 | Annual Report

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).				
David P. Goss (1947) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.				
Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Secretary and Vice President	Secretary since 2005 and Vice President since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.				
Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Director, Fund Accounting, Franklin Templeton Investments; and officer of four of the investment companies in Franklin Templeton Investments.				
Robert C. Rosselot (1960) 500 East Broward Blvd. Suite 2100 Fort Lauderdale, FL 33394-3091	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 45 of the investment companies in Franklin Templeton Investments.				
Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.				

Annual Report | 59

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc., which is the parent company of the Fund's investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, the Fund's investment manager.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Fund's Board has determined that certain of the members of the Audit Committee, including Ann Torre Bates, are audit committee financial experts, and "independent," under those provisions of the Sarbanes-Oxley Act of 2002, and the rules and form amendments adopted by the Securities and Exchange Commission, relating to audit committee financial experts.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/(800) 342-5236 to request the SAI.

60 | Annual Report

Mutual Beacon Fund

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

Annual Report | 61

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MUTUAL GLOBAL DISCOVERY FUND

Annual Report

Mutual Global Discovery Fund

Your Fund's Goal and Main Investments: Mutual Global Discovery Fund seeks capital appreciation by investing primarily in equity securities of companies of any nation the Fund's managers believe are at prices below their intrinsic value. The Fund may invest up to 100% of its assets in foreign securities.

This annual report for Mutual Global Discovery Fund covers the fiscal year ended December 31, 2010.

Performance Overview

Mutual Global Discovery Fund – Class Z delivered a cumulative total return of +11.37% for the 12 months ended December 31, 2010. The Fund underperformed the +12.34% total return of the Morgan Stanley Capital International (MSCI) World Index, which tracks equity performance in global developed markets, and the +15.06% total return of the Standard & Poor's 500 Index (S&P 500), which measures U.S. stock performance.[1] You can find the Fund's long-term performance data in the Performance Summary beginning on page 11.

Economic and Market Overview

During the year under review, equities advanced against a backdrop of heightened volatility and uneven global economic recovery. Emerging market regions primarily led growth, as they were generally unconstrained by the debt overhang burdening western economies and benefited from strong intrinsic demand and significant capital inflows. Policymakers in these regions began raising interest rates toward period-end to combat inflation and speculative investment. Developed economies grew at a more subdued pace, with demand recovery and asset price reflation heavily underpinned by government sponsored, liquidity-enhancing measures. The U.S. Federal Reserve Board (Fed),

1. Source: © 2011 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 23.

4 | Annual Report

having already brought official interest rates close to zero, began directly purchasing government securities as part of an extreme policy measure known as quantitative easing. Further promoting the U.S. recovery, the Republican Party gained control of the House of Representatives in mid-term elections and President Obama extended Bush-era tax cuts. In Europe, ballooning fiscal deficits took their toll on peripheral nations and growing concerns of potential sovereign defaults significantly roiled equity markets on several occasions during the period. The European Central Bank responded by pledging 750 billion euros in the spring with the intent to forestall defaults, stabilize markets and restore confidence in the euro currency, followed by further backstops in the autumn as Ireland and the rest of the periphery came under renewed duress.

The combination of intrinsic growth drivers in emerging markets and stimulus-induced support in the developed world encouraged the global economic recovery, and equity markets responded favorably. By the end of 2010, global equity markets recouped all losses suffered since Lehman Brothers Holdings' 2008 bankruptcy. Commodities surged in the second half of 2010 due to near-term supply constraints and emerging market demand increases, as well as longer term fears that overly accommodative monetary policies would ultimately have negative inflationary consequences. The dollar strengthened relative to the euro, which bore the burden of the region's fiscal crisis, but weakened against the yen, which hit multi-decade highs amid persistent deflationary pressures. Meanwhile, U.S. Treasuries and corporate bonds finished the year with gains, though Treasury prices declined considerably in the final quarter as Fed policies appeared to improve growth expectations. Although market conditions remained accommodative and corporate profitability improved, critical economic fundamentals such as employment, home prices and credit creation remained substantially depressed at period-end, leading many investors to question the true health of the global economy and the sustainability of the recovery.

Investment Strategy

At Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are always attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies' intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy

Geographic Breakdown

Based on Total Net Assets as of 12/31/10

U.S.
36.9%
U.K.
12.9%
France
9.0%
Switzerland
6.5%
Germany
5.9%
Hong Kong
4.3%
Denmark
2.5%
Japan
1.6%
Bermuda
1.6%
Netherlands
1.5%
Spain
1.4%
Norway
1.2%
Other
3.0%
Short-Term Investments & Other Net Assets
11.7%

Annual Report | 5

Top 10 Sectors/Industries
Based on Equity Securities as of 12/31/10

	% of Total Net Assets
Tobacco	9.7%
Commercial Banks	5.2%
Insurance	4.9%
Beverages	4.2%
Food Products	3.7%
Industrial Conglomerates	3.5%
Media	3.4%
Oil, Gas & Consumable Fuels	3.4%
Software	3.2%
Food & Staples Retailing	3.0%

or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies' debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as "deals," the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company's stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund's currency exposure when we deem it advantageous for our shareholders.

Manager's Discussion

Against the backdrop of a global stock market advance, many of the Fund's holdings increased in value and added to the Fund's return. Three particularly strong Fund performers were Denmark-based brewer Carlsberg, German automaker Volkswagen and U.K.-based British American Tobacco (BAT).

Shares of Danish beer brewer Carlsberg performed well as the outlook for its largest market, Russia, improved beginning around the middle of the year. Earlier in 2010, weak consumer demand along with regulatory and taxation challenges weighed on the company's operations in the Russian market. However, data released in 2010's second quarter suggested business was beginning to improve, and by the third quarter it appeared to us that the negative impacts on Carlsberg would be less than we had initially anticipated. In addition, proposals on future regulatory changes with regard to beer sales turned out to be less severe than first expected. As a result, investor confidence in

6 | Annual Report

Carlsberg's ability to achieve its longer-term margin targets in western Europe rose and the share price climbed.

We bought Volkswagen's stock in 2010 when it offered what we believed was an attractive combination of historically below-average valuation, a solid balance sheet combined with conservative accounting policies that understated the group's industrial cash flows and earnings, and a strong global presence. The company is Europe's largest automotive group and has market share not only in Europe but also in North America, South America and China. During the year, Volkswagen announced its intention to merge its operations with those of Porsche. We feel this is a synergistic move that, if finalized, may enhance the company's sales and profit development.

BAT's unit volume trends improved as the year unfolded. At year-end, Russia, an important market for BAT sales, appeared poised to improve, in our view. In addition, a multi-year productivity program and price increases contributed to the company's ability to expand profit margins and deliver earnings growth that exceeded analyst expectations. The company believes further productivity gains and margin expansion remain to be captured in 2011 and beyond as it implements SAP AG business technology solutions, rationalizes duplicative functions and adopts "best practices" across its business segments. We believe BAT can benefit from an attractive geographic mix as the company has the largest exposure to emerging markets, and their associated growth opportunities, among its major industry peers. Like many other consumer staples companies, BAT typically has generated significant free cash flow, and the company historically has used this cash flow to enhance shareholder value by making accretive acquisitions, paying generous dividends and buying back stock.

Top 10 Holdings
12/31/10

Company *Sector/Industry, Country*	% of Total Net Assets
British American Tobacco PLC *Tobacco, U.K.*	2.7%
Imperial Tobacco Group PLC *Tobacco, U.K.*	2.1%
Vodafone Group PLC *Wireless Telecommunication Services, U.K.*	1.9%
Royal Dutch Shell PLC, A *Oil, Gas & Consumable Fuels, U.K.*	1.8%
Pernod Ricard SA *Beverages, France*	1.8%
Schindler Holding AG, PC & Registered *Machinery, Switzerland*	1.8%
CVS Caremark Corp. *Food & Staples Retailing, U.S.*	1.8%
Kraft Foods Inc., A *Food Products, U.S.*	1.7%
Pfizer Inc. *Pharmaceuticals, U.S.*	1.5%
ACE Ltd. *Insurance, U.S.*	1.5%

Annual Report | 7

Bank of America detracted from the Fund’s performance largely due to concerns about potential mortgage losses, particularly those stemming from the Countrywide Home Loans business it acquired in 2008. In addition, new U.S. financial regulations that may pressure consumer-related fees also weighed on the stock. In our view, Bank of America has leading positions across all its businesses, its capital position is solid, credit costs continue to decline, and the mortgage loss issue appears manageable.

Leading Italian bank Intesa lost value in 2010 largely due to Italy’s sovereign debt concerns. In addition, company earnings during the year were pressured by the low interest rate environment as well as market concerns that it might need to raise additional capital to comply with new Basel rules (a set of international bank supervision accords that offer recommendations on banking laws and regulations). In our view, Intesa is fundamentally a traditional retail and commercial bank with limited exposure to investment banking and virtually no exposure to peripheral sovereign debt outside Italy. It has a very strong balance sheet, in terms of leverage and liquidity, and we believe the company’s capital position is adequate given its business mix. From our perspective, the stock remains attractive on both book and earnings metrics.

Finally, investors should note that we maintained our currency hedging posture of being more hedged than not to the U.S. dollar, largely through the use of forward currency exchange contracts. Certain currencies weakened in relation to the U.S. dollar in 2010, and our hedging strategy aided Fund performance during the year.

8 | Annual Report

Thank you for your continued participation in Mutual Global Discovery Fund. We look forward to serving your future investment needs.

Mutual Global Discovery Fund

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report | 9

Peter Langerman has been portfolio manager for Mutual Global Discovery Fund since December 2009. He has been portfolio manager for Mutual Shares Fund since 2005. He joined Franklin Templeton Investments in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual Advisers and member of the management team of the Funds, including Mutual Shares Fund. From 2002 to 2005, he served as director of New Jersey’s Division of Investment, overseeing employee pension funds. Between 1986 and 1996, Mr. Langerman was employed at Heine Securities Corporation, the Fund’s former manager.

Philippe Brugere-Trelat has been portfolio manager for Mutual Global Discovery Fund since December 2009. He has been lead portfolio manager for Mutual European Fund since 2005 and co-portfolio manager for Mutual International Fund since its May 2009 inception. He has been a member of the management team of the Mutual Series Funds since 2004, when he rejoined Franklin Templeton Investments. Previously, he was president and portfolio manager of Eurovest. Between 1984 and 1994, Mr. Brugere-Trelat was employed at Heine Securities Corporation, the Fund’s former manager.

Timothy Rankin rejoined the Mutual Series investment group and assumed assistant portfolio manager responsibilities for Mutual Global Discovery Fund in December 2010. Mr. Rankin had previously worked at Mutual Series from 1997 through 2004. Most recently, he was managing director of Blue Harbour Group, LLC, a private investment firm focused on small- and mid-cap North American companies. Prior to his original employment with Mutual Series, Mr. Rankin was an equity analyst at Glickenhaus & Co.

10 | Annual Report

Performance Summary as of 12/31/10

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Annual Report | 11

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class Z/R: no sales charges; Class A: 5.75% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

12 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 13

14 | Annual Report

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and

  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

16 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (Z: 1.03%; A: 1.33%; B: 2.03%; C: 2.03%; and R: 1.53%) multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Annual Report | 17

Mutual Global Discovery Fund

Financial Highlights

Class Z	2010	2009	2008	2007	2006
	Year Ended December 31,				
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$27.03	$22.54	$32.45	$30.45	$26.28
Income from investment operations[a]:					
Net investment income[b]	0.53[c]	0.18[d]	0.51	0.69	0.67
Net realized and unrealized gains (losses)	2.55	4.62	(9.11)	2.76	5.36
Total from investment operations	3.08	4.80	(8.60)	3.45	6.03
Less distributions from:					
Net investment income	(0.57)	(0.30)	(0.44)	(0.74)	(0.63)
Net realized gains	—	(0.01)	(0.87)	(0.71)	(1.23)
Total distributions	(0.57)	(0.31)	(1.31)	(1.45)	(1.86)
Redemption fees[e]	—	—	—[f]	—[f]	—[f]
Net asset value, end of year	$29.54	$27.03	$22.54	$32.45	$30.45
Total return	11.37%	21.31%	(26.55)%	11.32%	23.43%
Ratios to average net assets					
Expenses[g]	1.04%	1.12%[h]	1.02%[h]	1.01%[h]	1.05%[h]
Expenses incurred in connection with securities sold short	0.02%	0.09%	—%[i]	—%[i]	0.03%
Net investment income	1.89%[c]	0.75%[d]	1.81%	2.09%	2.28%
Supplemental data					
Net assets, end of year (000's)	$7,210,122	$5,897,681	$3,490,622	$4,720,388	$3,923,802
Portfolio turnover rate	37.76%	37.26%	25.23%	25.12%	22.27%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Net investment income per share includes approximately $0.05 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.71%.

[d]Net investment income per share includes approximately ($0.05) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.95%.

[e]Effective September 1, 2008, the redemption fee was eliminated.

[f]Amount rounds to less than $0.01 per share.

[g]Includes dividend expense on securities sold short and stock loan fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

[h]Benefit of expense reduction rounds to less than 0.01%.

[i]Rounds to less than 0.01%.

Mutual Global Discovery Fund

Financial Highlights *(continued)*

Class A	Year Ended December 31, 2010	2009	2008	2007	2006
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$26.72	$22.30	$32.09	$30.14	$26.04
Income from investment operations[a]:					
Net investment income[b]	0.44[c]	0.11[d]	0.43	0.58	0.55
Net realized and unrealized gains (losses)	2.52	4.55	(8.99)	2.73	5.34
Total from investment operations	2.96	4.66	(8.56)	3.31	5.89
Less distributions from:					
Net investment income	(0.49)	(0.23)	(0.36)	(0.65)	(0.56)
Net realized gains	—	(0.01)	(0.87)	(0.71)	(1.23)
Total distributions	(0.49)	(0.24)	(1.23)	(1.36)	(1.79)
Redemption fees[e]	—	—	—[f]	—[f]	—[f]
Net asset value, end of year	$29.19	$26.72	$22.30	$32.09	$30.14
Total return[g]	11.08%	20.89%	(26.73)%	10.96%	23.02%
Ratios to average net assets					
Expenses[h]	1.34%	1.42%[i]	1.30%[i]	1.32%[i]	1.36%[i]
Expenses incurred in connection with securities sold short	0.02%	0.09%	—%[j]	—%[j]	0.03%
Net investment income	1.59%[c]	0.45%[d]	1.53%	1.78%	1.97%
Supplemental data					
Net assets, end of year (000's)	$8,122,714	$7,259,737	$5,900,616	$8,913,527	$6,128,353
Portfolio turnover rate	37.76%	37.26%	25.23%	25.12%	22.27%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Net investment income per share includes approximately $0.05 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.41%.

[d]Net investment income per share includes approximately ($0.05) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.65%.

[e]Effective September 1, 2008, the redemption fee was eliminated.

[f]Amount rounds to less than $0.01 per share.

[g]Total return does not reflect sales commission or contingent deferred sales charges, if applicable.

[h]Includes dividend expense on securities sold short and stock loan fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

[i]Benefit of expense reduction rounds to less than 0.01%.

[j]Rounds to less than 0.01%.

Mutual Global Discovery Fund

Financial Highlights *(continued)*

Class B	Year Ended December 31, 2010	2009	2008	2007	2006
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$26.24	$21.89	$31.46	$29.55	$25.57
Income from investment operations[a]:					
Net investment income (loss)[b]	0.25[c]	(0.05)[d]	0.23	0.36	0.38
Net realized and unrealized gains (losses)	2.45	4.45	(8.79)	2.67	5.19
Total from investment operations	2.70	4.40	(8.56)	3.03	5.57
Less distributions from:					
Net investment income	(0.23)	(0.04)	(0.14)	(0.41)	(0.36)
Net realized gains	—	(0.01)	(0.87)	(0.71)	(1.23)
Total distributions	(0.23)	(0.05)	(1.01)	(1.12)	(1.59)
Redemption fees[e]	—	—	—[f]	—[f]	—[f]
Net asset value, end of year	$28.71	$26.24	$21.89	$31.46	$29.55
Total return[g]	10.29%	20.08%	(27.28)%	10.22%	22.16%
Ratios to average net assets					
Expenses[h]	2.04%	2.11%[i]	2.02%[i]	2.01%[i]	2.05%[i]
Expenses incurred in connection with securities sold short	0.02%	0.09%	—%[j]	—%[j]	0.03%
Net investment income (loss)	0.89%[c]	(0.24)%[d]	0.81%	1.09%	1.28%
Supplemental data					
Net assets, end of year (000's)	$99,734	$147,419	$160,174	$276,175	$274,181
Portfolio turnover rate	37.76%	37.26%	25.23%	25.12%	22.27%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Net investment income per share includes approximately $0.05 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.71%.

[d]Net investment income per share includes approximately ($0.05) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been (0.04)%.

[e]Effective September 1, 2008, the redemption fee was eliminated.

[f]Amount rounds to less than $0.01 per share.

[g]Total return does not reflect sales commission or contingent deferred sales charges, if applicable.

[h]Includes dividend expense on securities sold short and stock loan fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

[i]Benefit of expense reduction rounds to less than 0.01%.

[j]Rounds to less than 0.01%.

Mutual Global Discovery Fund

Financial Highlights *(continued)*

Class C	Year Ended December 31, 2010	2009	2008	2007	2006
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$26.53	$22.16	$31.84	$29.93	$25.90
Income from investment operations[a]:					
Net investment income (loss)[b]	0.24[c]	(0.06)[d]	0.23	0.36	0.36
Net realized and unrealized gains (losses)	2.49	4.51	(8.89)	2.70	5.28
Total from investment operations	2.73	4.45	(8.66)	3.06	5.64
Less distributions from:					
Net investment income	(0.29)	(0.07)	(0.15)	(0.44)	(0.38)
Net realized gains	—	(0.01)	(0.87)	(0.71)	(1.23)
Total distributions	(0.29)	(0.08)	(1.02)	(1.15)	(1.61)
Redemption fees[e]	—	—	—[f]	—[f]	—[f]
Net asset value, end of year	$28.97	$26.53	$22.16	$31.84	$29.93
Total return[g]	10.26%	20.07%	(27.27)%	10.24%	22.17%
Ratios to average net assets					
Expenses[h]	2.04%	2.12%[i]	2.01%[i]	2.01%[i]	2.05%[i]
Expenses incurred in connection with securities sold short	0.02%	0.09%	—%[j]	—%[j]	0.03%
Net investment income (loss)	0.89%[c]	(0.25)%[d]	0.82%	1.09%	1.28%
Supplemental data					
Net assets, end of year (000's)	$2,587,189	$2,460,205	$1,978,793	$3,075,593	$2,242,348
Portfolio turnover rate	37.76%	37.26%	25.23%	25.12%	22.27%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Net investment income per share includes approximately $0.05 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.71%.

[d]Net investment income per share includes approximately ($0.05) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been (0.05)%.

[e]Effective September 1, 2008, the redemption fee was eliminated.

[f]Amount rounds to less than $0.01 per share.

[g]Total return does not reflect sales commission or contingent deferred sales charges, if applicable.

[h]Includes dividend expense on securities sold short and stock loan fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

[i]Benefit of expense reduction rounds to less than 0.01%.

[j]Rounds to less than 0.01%.

Mutual Global Discovery Fund

Financial Highlights *(continued)*

Class R	Year Ended December 31, 2010	2009	2008	2007	2006
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$26.50	$22.12	$31.85	$29.93	$25.88
Income from investment operations[a]:					
Net investment income[b]	0.38[c]	0.06[d]	0.36	0.51	0.50
Net realized and unrealized gains (losses)	2.49	4.52	(8.92)	2.72	5.29
Total from investment operations	2.87	4.58	(8.56)	3.23	5.79
Less distributions from:					
Net investment income	(0.44)	(0.19)	(0.30)	(0.60)	(0.51)
Net realized gains	—	(0.01)	(0.87)	(0.71)	(1.23)
Total distributions	(0.44)	(0.20)	(1.17)	(1.31)	(1.74)
Redemption fees[e]	—	—	—[f]	—[f]	—[f]
Net asset value, end of year	$28.93	$26.50	$22.12	$31.85	$29.93
Total return[g]	10.84%	20.72%	(26.92)%	10.76%	22.78%
Ratios to average net assets					
Expenses[h]	1.54%	1.62%[i]	1.52%[i]	1.51%[i]	1.55%[i]
Expenses incurred in connection with securities sold short	0.02%	0.09%	—%[j]	—%[j]	0.03%
Net investment income	1.39%[c]	0.25%[d]	1.31%	1.59%	1.78%
Supplemental data					
Net assets, end of year (000's)	$422,042	$335,702	$206,858	$275,002	$175,790
Portfolio turnover rate	37.76%	37.26%	25.23%	25.12%	22.27%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Net investment income per share includes approximately $0.05 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.21%.

[d]Net investment income per share includes approximately ($0.05) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.45%.

[e]Effective September 1, 2008, the redemption fee was eliminated.

[f]Amount rounds to less than $0.01 per share.

[g]Total return does not reflect sales commission or contingent deferred sales charges, if applicable.

[h]Includes dividend expense on securities sold short and stock loan fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

[i]Benefit of expense reduction rounds to less than 0.01%.

[j]Rounds to less than 0.01%.

Mutual Global Discovery Fund

Statement of Investments, December 31, 2010

	Country	Shares	Value
Common Stocks and Other Equity Interests 83.8%			
Airlines 0.0%			
[a,b,c] Northwest Airlines Corp., Contingent Distribution	United States	69,160,000	$ —
Auto Components 0.2%			
[a,b,c] Collins & Aikman Products Co., Contingent Distribution	United States	1,967,769	19,678
[a,b,c] Dana Holding Corp., Contingent Distribution	United States	25,003,000	—
[a,d,e] IACNA Investor LLC	United States	402,771	4,028
[a,e,f] International Automotive Components Group Brazil LLC	Brazil	3,819,425	6,757,097
[a,e,f] International Automotive Components Group North America, LLC	United States	26,272,706	33,299,078
			40,079,881
Automobiles 1.5%			
[a] Daimler AG (EUR Traded)	Germany	3,985,980	271,517,912
[a] Daimler AG (USD Traded)	Germany	30,600	2,067,948
			273,585,860
Beverages 4.2%			
Brown-Forman Corp., A	United States	143,200	9,953,832
Brown-Forman Corp., B	United States	373,755	26,020,823
Carlsberg AS, B	Denmark	1,755,666	175,969,897
Coca-Cola Enterprises Inc.	United Kingdom	6,152,580	153,999,078
Dr. Pepper Snapple Group Inc.	United States	2,121,923	74,606,813
Pernod Ricard SA	France	3,492,339	328,713,242
			769,263,685
Biotechnology 1.4%			
[a] Amgen Inc.	United States	1,572,860	86,350,014
[a] Genzyme Corp.	United States	2,515,450	179,100,040
			265,450,054
Capital Markets 2.6%			
Morgan Stanley	United States	7,614,780	207,198,164
[a] UBS AG (CHF Traded)	Switzerland	16,322,398	268,253,543
			475,451,707
Chemicals 1.4%			
Airgas Inc.	United States	1,390,375	86,842,823
[a,b,c] Dow Corning Corp., Contingent Distribution	United States	14,735,153	2,857,538
Linde AG	Germany	1,097,300	166,681,536
			256,381,897
Commercial Banks 5.2%			
Barclays PLC	United Kingdom	48,728,994	199,716,469
BNP Paribas	France	2,817,892	179,472,330
[a,d,e] FE Capital Holdings Ltd.	Japan	29,212	—
Intesa Sanpaolo SpA	Italy	47,292,982	128,430,364
[a,e] NCB Warrant Holdings Ltd., A	Japan	135,864	—
PNC Financial Services Group Inc.	United States	2,768,280	168,089,961
Wells Fargo & Co.	United States	9,007,338	279,137,405
			954,846,529

Annual Report | 23

Mutual Global Discovery Fund

Statement of Investments, December 31, 2010 *(continued)*

	Country	Shares	Value
Common Stocks and Other Equity Interests (continued)			
Commercial Services & Supplies 0.4%			
[a] Comdisco Holding Co. Inc.	United States	929	$ 8,129
[a,b,c] Comdisco Holding Co. Inc., Contingent Distribution	United States	37,660,000	—
[a] Edenred	France	3,295,947	78,108,150
			78,116,279
Computers & Peripherals 0.8%			
[a,b,c] DecisionOne Corp., Contingent Distribution	United States	557,487	—
Hewlett-Packard Co.	United States	3,565,470	150,106,287
			150,106,287
Construction & Engineering 0.0%[†]			
Vinci SA	France	162,668	8,852,339
Construction Materials 0.7%			
CRH PLC	Ireland	5,108,521	105,925,825
Hanil Cement Co. Ltd.	South Korea	277,835	14,867,425
			120,793,250
Consumer Finance 0.1%			
[a,e] Cerberus CG Investor I LLC	United States	10,129,125	8,204,591
[a,e] Cerberus CG Investor II LLC	United States	10,128,973	8,204,468
[a,e] Cerberus CG Investor III LLC	United States	5,065,170	4,102,788
			20,511,847
Diversified Financial Services 2.5%			
Bank of America Corp.	United States	14,177,820	189,132,119
Deutsche Boerse AG	Germany	2,632,652	182,430,812
Guinness Peat Group PLC	United Kingdom	36,923,904	20,701,904
[a,b,c] Marconi Corp., Contingent Distribution	United Kingdom	33,909,700	—
[a,g] North American Financial Holdings Inc., A, 144A	United States	977,024	17,097,920
[a,g] North American Financial Holdings Inc., B, 144A, non-voting	United States	2,869,897	50,223,197
			459,585,952
Diversified Telecommunication Services 2.9%			
AboveNet Inc.	United States	764,352	44,684,018
Cable & Wireless Communication PLC	United Kingdom	39,390,535	29,897,928
Cable & Wireless Worldwide PLC	United Kingdom	39,390,535	40,345,302
[a,b,c] Global Crossing Holdings Ltd., Contingent Distribution	United States	45,658,716	—
Koninklijke KPN NV	Netherlands	10,726,339	156,692,833
Telefonica SA	Spain	11,268,702	255,742,398
			527,362,479
Electric Utilities 2.7%			
[a,b,c] Calpine Corp., Contingent Distribution	United States	12,095,000	—
E.ON AG	Germany	6,975,270	213,357,151
Exelon Corp.	United States	5,081,970	211,613,231
[c] Prime AET&D Holdings No. 1 Pty. Ltd.	Australia	14,532,996	—
[c] Prime Infrastructure Group	Australia	14,532,996	73,420,696
			498,391,078

24 | Annual Report

Mutual Global Discovery Fund

Statement of Investments, December 31, 2010 (continued)

Annual Report | 25

Mutual Global Discovery Fund

Statement of Investments, December 31, 2010 *(continued)*

	Country	Shares	Value
Common Stocks and Other Equity Interests (continued)			
Insurance 4.9%			
ACE Ltd.	United States	4,552,150	$ 283,371,337
[a] Alleghany Corp.	United States	79,636	24,398,081
[a] Berkshire Hathaway Inc., A	United States	373	44,927,850
[a] Berkshire Hathaway Inc., B	United States	255,417	20,461,456
E-L Financial Corp. Ltd.	Canada	177,619	88,390,923
[a,d,e] Imagine Group Holdings Ltd.	Bermuda	1,736,929	21,583,080
Old Republic International Corp.	United States	1,246,689	16,992,371
[a,e] Olympus Re Holdings Ltd.	United States	47,160	17,921
PartnerRe Ltd.	Bermuda	1,813,630	145,725,171
White Mountains Insurance Group Ltd.	United States	172,815	57,996,714
Zurich Financial Services AG	Switzerland	735,760	190,793,439
			894,658,343
IT Services 0.0%[†]			
[e] Glodyne Technoserve Ltd.	India	22,000	316,704
Machinery 1.8%			
Schindler Holding AG, PC	Switzerland	2,201,231	260,659,688
Schindler Holding AG, Registered	Switzerland	558,284	66,886,488
			327,546,176
Marine 1.5%			
A.P. Moller - Maersk AS, B	Denmark	30,011	272,038,981
Media 3.4%			
British Sky Broadcasting Group PLC	United Kingdom	12,114,430	139,200,917
Comcast Corp., Special, A	United States	2,935,500	61,087,755
Daekyo Co. Ltd.	South Korea	3,675,700	19,669,298
Eutelsat Communications	France	5,767,875	211,340,557
Time Warner Cable Inc.	United States	1,265,600	83,567,568
Time Warner Inc.	United States	3,741,170	120,353,439
			635,219,534
Metals & Mining 0.1%			
[a] ThyssenKrupp AG	Germany	592,838	24,656,517
Multi-Utilities 1.4%			
GDF Suez	France	7,408,179	266,091,335
Office Electronics 1.2%			
Xerox Corp.	United States	19,270,327	221,994,167
Oil, Gas & Consumable Fuels 3.4%			
BP PLC	United Kingdom	13,790,994	100,275,410
Royal Dutch Shell PLC, A	United Kingdom	10,155,974	335,985,606
Total SA, B	France	3,126,324	165,825,819
Total SA, B, ADR	France	417,296	22,316,990
			624,403,825
Pharmaceuticals 2.7%			
Eli Lilly & Co.	United States	6,107,810	214,017,663
Pfizer Inc.	United States	16,276,138	284,995,176
			499,012,839

26 | Annual Report

Mutual Global Discovery Fund

Statement of Investments, December 31, 2010 *(continued)*

	Country	Shares	Value
Common Stocks and Other Equity Interests (continued)			
Real Estate Investment Trusts (REITs) 1.7%			
The Link REIT	Hong Kong	83,755,102	$ 260,236,180
Weyerhaeuser Co.	United States	3,073,386	58,179,197
			318,415,377
Real Estate Management & Development 0.5%			
[c] Canary Wharf Group PLC	United Kingdom	5,400,183	23,413,593
Great Eagle Holdings Ltd.	Hong Kong	12,911,868	40,201,635
Swire Pacific Ltd., B	Hong Kong	10,866,015	32,503,680
			96,118,908
Software 3.2%			
[a] McAfee Inc.	United States	1,765,590	81,764,473
Microsoft Corp.	United States	9,666,180	269,879,745
Nintendo Co. Ltd.	Japan	521,333	153,044,230
[a] Symantec Corp.	United States	5,209,240	87,202,678
			591,891,126
Tobacco 9.7%			
Altria Group Inc.	United States	5,940,908	146,265,155
British American Tobacco PLC	United Kingdom	12,937,151	497,432,128
Imperial Tobacco Group PLC	United Kingdom	12,696,984	390,835,514
ITC Ltd.	India	2,497,500	9,747,023
Japan Tobacco Inc.	Japan	41,878	155,027,274
Lorillard Inc.	United States	3,059,390	251,053,543
Philip Morris International Inc.	United States	2,036,358	119,188,034
Reynolds American Inc.	United States	6,668,500	217,526,470
			1,787,075,141
Transportation Infrastructure 0.0%[†]			
Groupe Eurotunnel SA	France	854,989	7,525,951
Wireless Telecommunication Services 1.9%			
Vodafone Group PLC	United Kingdom	133,141,090	344,607,604
Total Common Stocks and Other Equity Interests (Cost $12,701,842,104)			15,449,544,358
Preferred Stocks 0.7%			
Automobiles 0.7%			
Volkswagen AG, pfd.	Germany	796,020	129,712,520
Diversified Financial Services 0.0%[†]			
[a,e] Hightower Holding LLC, pfd., A, Series 2	United States	781,797	1,626,239
Total Preferred Stocks (Cost $69,406,345)			131,338,759
		Principal Amount*	
Corporate Bonds, Notes and Senior Floating Rate Interests 3.8%			
[h] Avaya Inc., Term Loan B-1, FRN, 3.034%, 10/26/14	United States	7,650,235	7,249,967
[h] BP Capital Markets PLC, FRN, 1.302%, 3/17/11	United Kingdom	97,708,000	97,887,392
[e] Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	21,580	21,580

Annual Report | 27

Mutual Global Discovery Fund

Statement of Investments, December 31, 2010 *(continued)*

	Country	Principal Amount*	Value
Corporate Bonds, Notes and Senior Floating Rate Interests (continued)			
[e,i] Cerberus CG Investor I LLC, 12.00%, 7/31/14	United States	7,903,600	$ 6,401,916
[e,i] Cerberus CG Investor II LLC, 12.00%, 7/31/14	United States	7,903,600	6,401,916
[e,i] Cerberus CG Investor III LLC, 12.00%, 7/31/14	United States	3,951,800	3,200,958
CIT Group Inc.,			
senior secured sub. bond, 7.00%, 5/01/16	United States	90,202,744	90,766,511
senior secured sub. bond, 7.00%, 5/01/17	United States	76,135,336	76,516,013
[h] Term Loan Tranche 3, FRN, 6.25%, 8/11/15	United States	13,289,231	13,574,391
[h] First Data Corp., Term Loan, FRN, 3.011%, 9/24/14,			
B-1	United States	45,164,066	41,737,965
B-2	United States	12,723,820	11,758,604
B-3	United States	4,226,715	3,911,178
[e,f] International Automotive Components Group North America, LLC, 11.00%, 11/12/14	United States	3,472,200	3,472,200
[h] Realogy Corp., FRN,			
Delayed Draw Term Loan B, 3.286%, 10/10/13	United States	69,027,254	64,924,481
Initial Term Loan B, 3.286%, 10/10/13	United States	98,459,554	92,607,413
Synthetic Letter of Credit, 3.254%, 10/10/13	United States	10,965,966	10,314,182
Seadrill Ltd., cvt., senior note, 3.625%, 11/08/12	Bermuda	14,200,000	17,679,000
[h] Texas Competitive Electric Holdings Co. LLC, Delayed Draw Term Loan, FRN, 3.764%, 10/10/14	United States	120,959,863	92,971,081
[h] Trident Exploration Corp., Exit Term Loan, FRN, 12.50%, 5/17/14	United States	46,690,375	49,491,798
Total Corporate Bonds, Notes and Senior Floating Rate Interests (Cost $657,979,581)			690,888,546
		Shares	
Companies in Liquidation 0.0%†			
[a] Adelphia Recovery Trust	United States	45,477,593	454,776
[a,b] Adelphia Recovery Trust, Arahova Contingent Value Vehicle, Contingent Distribution	United States	5,538,790	553,879
[a,b,c] Century Communications Corp., Contingent Distribution	United States	15,282,000	—
[a,e] FIM Coinvestor Holdings I, LLC	United States	30,279,560	—
Total Companies in Liquidation (Cost $5,523,345)			1,008,655
Total Investments before Short Term Investments (Cost $13,434,751,375)			16,272,780,318
		Principal Amount*	
Short Term Investments 10.5%			
U.S. Government and Agency Securities 10.5%			
[i] FHLB, 1/03/11 - 1/05/11	United States	78,309,000	78,308,930
[i] U.S. Treasury Bills, 1/06/11 - 6/23/11	United States	1,866,500,000	1,865,834,576
Total U.S. Government and Agency Securities (Cost $1,943,940,462)			1,944,143,506
Total Investments before Money Market Funds (Cost $15,378,691,837)			18,216,923,824

28 | Annual Report

Mutual Global Discovery Fund

Statement of Investments, December 31, 2010 *(continued)*

	Country	Shares	Value
Money Market Funds (Cost $283,417) 0.0%†			
[a] Bank of New York Institutional Cash Reserve Fund, Series B	United States	283,417	$ 226,733
Total Investments (Cost $15,378,975,254) 98.8%			18,217,150,557
Other Assets, less Liabilities 1.2%			224,650,101
Net Assets 100.0%			$18,441,800,658

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

[a]Non-income producing.

[b]Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company.

[c]Security has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2010, the aggregate value of these securities was $99,711,505, representing 0.54% of net assets.

[d]See Note 13 regarding holdings of 5% voting securities.

[e]See Note 10 regarding restricted securities.

[f]At December 31, 2010, pursuant to the Fund's policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.

[g]Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At December 31, 2010, the aggregate value of these securities was $67,321,117, representing 0.37% of net assets.

[h]The coupon rate shown represents the rate at period end.

[i]See Note 8 regarding credit risk and defaulted securities.

[j]The security is traded on a discount basis with no stated coupon rate.

At December 31, 2010, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
British Pound	SSBT	Sell	128,770,000	$194,700,240	1/12/11	$ —	$ (6,180,960)
British Pound	BANT	Buy	15,000,000	23,942,208	1/12/11	—	(542,208)
British Pound	BANT	Sell	7,786,630	11,848,170	1/12/11	—	(298,973)
British Pound	DBFX	Sell	8,700,000	13,345,191	1/12/11	—	(226,809)
British Pound	DBFX	Buy	8,100,000	12,846,195	1/12/11	—	(210,195)
British Pound	BANT	Buy	2,172,976	3,384,670	1/12/11	5,172	—
British Pound	DBFX	Sell	84,442,541	133,028,738	1/12/11	1,298,374	—
British Pound	BANT	Sell	50,038,990	79,712,110	1/12/11	1,651,287	—
Euro	BBU	Sell	273,625,000	347,977,375	1/18/11	—	(18,053,817)
Euro	SSBT	Sell	162,050,000	205,916,935	1/18/11	—	(10,859,144)
Euro	BANT	Sell	115,519,253	147,156,510	1/18/11	—	(7,374,873)
Euro	DBFX	Sell	79,708,400	105,145,317	1/18/11	—	(1,481,492)
Euro	BANT	Buy	27,352,664	37,580,336	1/18/11	—	(990,374)
Euro	DBFX	Buy	20,775,246	28,437,111	1/18/11	—	(645,835)
Euro	SSBT	Buy	9,108,137	12,377,883	1/18/11	—	(193,827)
Euro	SSBT	Buy	1,753,366	2,243,961	1/18/11	101,536	—
Euro	BANT	Buy	27,812,163	36,702,721	1/18/11	501,917	—
Euro	DBFX	Buy	10,797,675	14,047,766	1/18/11	396,404	—

Annual Report | 29

Mutual Global Discovery Fund

Statement of Investments, December 31, 2010 *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	DBFX	Sell	38,082,077	$ 50,966,230	1/18/11	$ 23,414	$ —
Danish Krone	HAND	Sell	1,034,906,618	177,979,533	1/24/11	—	(7,736,556)
Danish Krone	HAND	Buy	411,617,302	76,310,578	1/24/11	—	(2,445,020)
Danish Krone	SSBT	Sell	11,900,000	2,023,569	1/24/11	—	(111,910)
Danish Krone	DBFX	Buy	19,450,177	3,546,261	1/24/11	—	(55,887)
Danish Krone	HAND	Buy	73,015,453	12,863,654	1/24/11	239,117	—
Danish Krone	BANT	Buy	36,100,000	6,306,117	1/24/11	172,101	—
Danish Krone	SSBT	Buy	4,391,775	773,599	1/24/11	14,514	—
South Korean Won	BANT	Sell	52,221,307,500	43,585,000	1/24/11	—	(2,921,165)
South Korean Won	DBFX	Sell	35,463,756,250	29,425,000	1/24/11	—	(2,157,574)
South Korean Won	DBFX	Buy	11,344,842,500	10,004,137	1/24/11	99,117	—
South Korean Won	BANT	Buy	4,305,420,000	3,780,000	1/24/11	54,231	—
Danish Krone	HAND	Buy	357,227,674	66,639,580	1/25/11	—	(2,534,504)
Danish Krone	SSBT	Buy	3,886,664	722,400	1/25/11	—	(24,932)
Danish Krone	HAND	Buy	73,562,341	13,040,786	1/25/11	160,093	—
Danish Krone	HAND	Sell	895,698,024	167,939,706	1/25/11	7,205,266	—
Canadian Dollar	DBFX	Sell	66,705,271	65,310,244	1/31/11	—	(1,542,236)
Swiss Franc	BBU	Sell	320,000,000	309,777,348	2/10/11	—	(33,005,736)
Swiss Franc	SSBT	Sell	34,175,877	33,127,751	2/10/11	—	(3,481,351)
Swiss Franc	DBFX	Sell	30,642,012	31,390,000	2/10/11	—	(1,433,635)
Swiss Franc	BANT	Sell	13,000,000	12,669,084	2/10/11	—	(1,256,479)
Swiss Franc	DBFX	Buy	13,675,907	14,118,216	2/10/11	531,377	—
Swiss Franc	BANT	Buy	1,585,163	1,692,890	2/10/11	5,132	—
Swiss Franc	SSBT	Buy	770,707	822,623	2/10/11	2,956	—
British Pound	BBU	Buy	4,050,000	6,450,476	2/14/11	—	(134,096)
British Pound	DBFX	Sell	95,079,922	149,636,127	2/14/11	1,392,425	—
British Pound	BBU	Sell	150,000,000	238,879,500	2/14/11	4,939,500	—
British Pound	BANT	Sell	20,740,000	33,187,089	2/14/11	926,872	—
New Zealand Dollar	DBFX	Sell	23,521,695	18,252,835	2/15/11	5,175	—
Norwegian Krone	DBFX	Sell	351,090,885	56,247,889	2/16/11	—	(3,909,454)
Norwegian Krone	HAND	Sell	109,274,677	18,320,000	2/16/11	—	(403,568)
Norwegian Krone	HAND	Buy	46,900,000	7,652,411	2/16/11	383,627	—
Norwegian Krone	DBFX	Buy	2,436,810	412,020	2/16/11	5,513	—
Norwegian Krone	BANT	Sell	8,072,750	1,385,000	2/16/11	1,782	—
Euro	BANT	Sell	414,421,887	529,736,251	2/28/11	—	(24,557,623)
Euro	BBU	Sell	134,356,146	172,647,648	2/28/11	—	(7,055,189)
Euro	DBFX	Buy	22,802,827	30,863,319	2/28/11	—	(364,285)
Euro	BANT	Buy	17,514,290	23,764,030	2/28/11	—	(338,474)
Euro	DBFX	Sell	4,580,000	5,949,374	2/28/11	—	(176,427)
Euro	SSBT	Buy	817,274	1,113,669	2/28/11	—	(20,556)
Euro	DBFX	Buy	12,300,000	16,022,349	2/28/11	429,038	—
British Pound	DBFX	Sell	137,316,783	221,354,654	3/15/11	7,244,686	—
Euro	DBFX	Sell	168,885,475	217,017,835	3/15/11	—	(8,854,731)
Euro	DBFX	Buy	29,556,620	40,208,819	3/15/11	—	(678,897)
Euro	BANT	Buy	23,120,537	31,386,945	3/15/11	—	(464,836)
Euro	BBU	Buy	9,870,000	13,277,815	3/15/11	—	(77,377)
Euro	HAND	Sell	4,210,000	5,590,922	3/15/11	—	(39,660)
Euro	SSBT	Buy	292,940	398,214	3/15/11	—	(6,427)

30 | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 31

32 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 33

Mutual Global Discovery Fund

Financial Statements (continued)

Statement of Operations for the year ended December 31, 2010

34 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 35

Mutual Global Discovery Fund

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of seven separate funds. The Mutual Global Discovery Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class B, Class C, and Class R. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Fund’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

36 | Annual Report

Mutual Global Discovery Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

Certain derivatives trade in the over-the-counter market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S.

Annual Report | 37

Mutual Global Discovery Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund entered into forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund purchased or wrote option contracts primarily to manage and/or gain exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of a particular security, currency or index, or notional amount of a swap (swap-tion), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the security is adjusted by any premium paid or received. Upon expiration of an option, any premium

38 | Annual Report

Mutual Global Discovery Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Derivative Financial Instruments (continued)

paid or received is recorded as a realized loss or gain. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Note 12 regarding other derivative information.

d. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay stock loan fees for borrowing the securities sold short and is required to pay the counter-party any dividends or interest due on securities sold short. Such dividends or interest and any stock loan fees are recorded as an expense to the Fund.

e. Securities Lending

The Fund participates in an agency based security lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund managed by the Fund’s custodian on the Fund’s behalf. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2010, the Fund had no securities on loan.

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Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
f.	Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. The Fund’s application of those tax rules is subject to its understanding. The Fund records a provision for taxes in its financial statements including penalties and interest, if any, for a tax position taken on a tax return (or expected to be taken) when it fails to meet the more likely than not (a greater than 50% probability) threshold and based on the technical merits, the tax position may not be sustained upon examination by the tax authorities. As of December 31, 2010, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund’s financial statements. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation. The Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax effects will significantly change in the next twelve months.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

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Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
g.	Security Transactions, Investment Income, Expenses and Distributions (continued)

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2010, there were an unlimited number of shares authorized (without par value).

Transactions in the Fund’s shares were as follows:

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Notes to Financial Statements *(continued)*

2. Shares of Beneficial Interest *(continued)*

	Year Ended December 31, 2010		2009	
	Shares	Amount	Shares	Amount
Class B Shares:				
Shares sold	231,401	$ 6,265,389	619,534	$ 14,440,996
Shares issued in reinvestment of distributions	24,728	703,495	9,143	234,821
Shares redeemed	(2,401,241)	(64,574,301)	(2,328,326)	(54,292,341)
Net increase (decrease)	(2,145,112)	$ (57,605,417)	(1,699,649)	$ (39,616,524)
Class C Shares:				
Shares sold	14,154,149	$ 388,216,620	21,582,406	$ 520,731,438
Shares issued in reinvestment of distributions	775,394	22,276,688	238,167	6,208,866
Shares redeemed	(18,361,585)	(499,107,139)	(18,394,998)	(434,681,616)
Net increase (decrease)	(3,432,042)	$ (88,613,831)	3,425,575	$ 92,258,688
Class R Shares:				
Shares sold	4,979,794	$ 136,210,296	6,083,374	$ 144,026,588
Shares issued in reinvestment of distributions	215,026	6,172,559	93,688	2,445,962
Shares redeemed	(3,276,406)	(89,196,997)	(2,858,621)	(69,035,242)
Net increase (decrease)	1,918,414	$ 53,185,858	3,318,441	$ 77,437,308

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

Effective July 1, 2010, the Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.800%	Up to and including $4 billion
0.770%	Over $4 billion, up to and including $7 billion
0.750%	Over $7 billion, up to and including $10 billion
0.730%	Over $10 billion, up to and including $13 billion
0.710%	Over $13 billion, up to and including $16 billion
0.690%	Over $16 billion, up to and including $19 billion
0.670%	In excess of $19 billion

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Notes to Financial Statements *(continued)*

3. Transactions with Affiliates *(continued)*

a. Management Fees *(continued)*

Prior to July 1, 2010, the Fund paid fees to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.800%	Up to and including $4 billion
0.770%	Over $4 billion, up to and including $7 billion
0.750%	Over $7 billion, up to and including $10 billion
0.730%	Over $10 billion, up to and including $13 billion
0.710%	Over $13 billion, up to and including $16 billion
0.690%	In excess of $16 billion

b. Administrative Fees

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B, C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class B	1.00%
Class C	1.00%
Class R	0.50%

The Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

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Mutual Global Discovery Fund

Notes to Financial Statements *(continued)*

3. Transactions with Affiliates *(continued)*

d. Sales Charges/Underwriting Agreements

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$5,981,165
Contingent deferred sales charges retained	$ 314,680

e. Transfer Agent Fees

For the year ended December 31, 2010, the Fund paid transfer agent fees of $26,247,937, of which $11,908,187 was retained by Investor Services.

4. Expense Offset Arrangement

5. Independent Trustees' Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees' Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the year ended December 31, 2010, the Fund's projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at at December 31, 2010	$501,302
[b]Increase in projected benefit obligation	$ 50,585
Benefit payments made to retired trustees	$ 21,833

[a]The projected benefit obligation is included in accrued expenses and other liabilities in the Statement of Assets and Liabilities.
[b]The increase in projected benefit obligation is included in trustees' fees and expenses in the Statement of Operations.

6. Income Taxes

During the year ended December 31, 2010, the Fund utilized $231,696,146 of capital loss carryforwards.

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Notes to Financial Statements (continued)

6. INCOME TAXES (continued)

For tax purposes, realized currency losses occurring subsequent to October 31 may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2010, the Fund deferred realized currency losses of $8,034,921.

The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009, was as follows:

At December 31, 2010, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment company shares, bond discounts and premiums, certain dividends on securities sold short, tax straddles, recognition of partnership income and certain corporate action adjustments.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, defaulted securities, foreign currency transactions, passive foreign investment company shares, bond discounts and premiums, tax straddles, recognition of partnership income, certain corporate action adjustments and certain dividends on securities sold short.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2010, aggregated $8,569,065,545 and $5,471,316,279, respectively.

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Notes to Financial Statements (continued)

7. INVESTMENT TRANSACTIONS (continued)

Transactions in options written during the period ended December 31, 2010, were as follows:

8. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At December 31, 2010, the aggregate value of distressed company securities for which interest recognition has been discontinued was $16,004,790, representing 0.09% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

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Notes to Financial Statements (continued)

10. RESTRICTED SECURITIES (continued)

At December 31, 2010, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

11. UNFUNDED CAPITAL COMMITMENTS

The Fund may enter into certain capital commitments and may be obligated to perform on such agreements at a future date. The Fund monitors these commitments and assesses the probability of required performance. For any agreements whose probability of performance is determined to be greater than remote, the Fund assesses the fair value of the commitment. In instances where the probability of performance is greater than remote and the performance under the commitment would result in an unrealized loss, the Fund recognizes such losses on the Statement of Assets and Liabilities and the Statement of Operations.

At December 31, 2010, the Fund had aggregate unfunded capital commitments of $6,028,940, for which no depreciation has been recognized.

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Mutual Global Discovery Fund

Notes to Financial Statements (continued)

12. OTHER DERIVATIVE INFORMATION

At December 31, 2010, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

For the year ended December 31, 2010, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

aRepresents the average number of option contracts or notional amount for other derivative contracts outstanding during the year. For derivative contracts denominated in foreign currencies, notional amounts are converted into U.S. dollars.

See Note 1(c) regarding derivative financial instruments.

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Notes to Financial Statements (continued)

13. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended December 31, 2010, were as shown below.

14. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 21, 2011. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended December 31, 2010, the Fund did not use the Global Credit Facility.

Effective January 21, 2011, the Borrowers renewed the Global Credit Facility for a total of $750 million, maturing January 20, 2012.

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Mutual Global Discovery Fund

Notes to Financial Statements (continued)

15. REGULATORY AND LITIGATION MATTERS

During the year ended December 31, 2010, the Fund received $45,564 resulting from a settlement between the SEC and Franklin Advisers, Inc. (an affiliate of the investment manager) relating to market-timing activities, as previously reported in the Fund’s financial statements during the years ended December 31, 2003 through December 31, 2007. This payment is included in capital shares transactions on the Statements of Changes in Net Assets.

16. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities

  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

The following is a summary of the inputs used as of December 31, 2010, in valuing the Fund’s assets and liabilities carried at fair value:

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aIncludes common and preferred stocks as well as other equity investments. bIncludes securities determined to have no value at December 31, 2010. cFor detailed industry descriptions, see the accompanying Statement of Investments.

At December 31, 2010, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

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Mutual Global Discovery Fund

[a]Includes common and preferred stocks as well as other equity investments.
[b]Includes securities determined to have no value at December 31, 2010.
[c]Includes securities determined to have no value at December 31, 2009.

17. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Mutual Series Funds and Shareholders of Mutual Global Discovery Fund:

We have audited the accompanying statement of assets and liabilities of Mutual Global Discovery Fund (one of the Funds constituting the Franklin Mutual Series Funds) (the “Fund”), including the statement of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mutual Global Discovery Fund at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

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Mutual Global Discovery Fund

Tax Designation (unaudited)

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund designates 51.50% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2010.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $405,115,246 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2010. Distributions, including qualified dividend income, paid during calendar year 2010 will be reported to shareholders on Form 1099-DIV in January 2011. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At December 31, 2010, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on December 16, 2010, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following tables provide a detailed analysis of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Fund, to Class Z, Class A, Class B, Class C, and Class R shareholders of record.

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

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Tax Designation (unaudited) (continued)

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

In January 2011, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2010. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2010 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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Mutual Global Discovery Fund

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Edward I. Altman, Ph.D. (1941) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 1987	8	None
Principal Occupation During Past 5 Years: Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial publishing organizations; and **formerly,** Vice Director, Salomon Center, Stern School of Business, New York University.				
Ann Torre Bates (1958) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 1995	32	SLM Corporation (Sallie Mae), Ares Capital Corporation (specialty finance company) and Allied Capital Corporation (financial services) (2003-2010).
Principal Occupation During Past 5 Years: Independent strategic and financial consultant; and **formerly,** Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).				
Burton J. Greenwald (1929) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2002	15	Franklin Templeton Emerging Markets Debt Opportunities Fund PLC and Fiduciary International Ireland Limited.
Principal Occupation During Past 5 Years: Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and **formerly,** Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute and Chairman, ICI Public Information Committee.				

56 | Annual Report

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Keith E. Mitchell (1954) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2009	8	None
Principal Occupation During Past 5 Years: Managing Member, Mitchell Hartley Advisers, LLC (formerly, Mitchell Advisers, LLC) (advisory firm); director of various boards of asset management firms; and **formerly,** Managing Director, Putman Lovell NBF.				
Charles Rubens II (1930) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 1998	15	None
Principal Occupation During Past 5 Years: Private investor.				
Larry D. Thompson (1945) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2009	138	Cbeyond, Inc. (business communications provider) and The Southern Company (energy company).
Principal Occupation During Past 5 Years: Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and **formerly,** Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).				
Jan Hopkins Trachtman (1947) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2009	8	None
Principal Occupation During Past 5 Years: President and Founder, The Jan Hopkins Group (communications consulting firm); President, Economic Club of New York; serves on Advisory Board of Knight Bagehot Fellowship; and **formerly,** Anchor/Correspondent, CNN Financial News (until 2003); Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air Reporter, ABC News' World News Tonight and Editor, CBS Network News.				
Robert E. Wade (1946) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee and Chairman of the Board	Trustee since 1993 and Chairman of the Board since 2005	39	El Oro Ltd (investments).
Principal Occupation During Past 5 Years: Attorney at law engaged in private practice (1973-2009) and member of various boards.				

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Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
****Gregory E. Johnson (1961)** One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	88	None
Principal Occupation During Past 5 Years: Director, President and Chief Executive Officer, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.				
****Peter A. Langerman (1955)** c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2702	Trustee, President and Chief Executive Officer – Investment Management	Trustee since 2007, President and Chief Executive Officer – Investment Management since 2005	8	American International Group, Inc. (AIG) Credit Facility Trust
Principal Occupation During Past 5 Years: Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; officer and/or director, as the case may be, of three of the investment companies in Franklin Templeton Investments.				
Philippe Brugere-Trelat (1949) 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Vice President	Since 2005	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Executive Vice President, Franklin Mutual Advisers, LLC; officer of two of the investment companies in Franklin Templeton Investments; and **formerly,** Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav).				
James M. Davis (1952) One Franklin Parkway San Mateo, CA 94403-1906	Chief Compliance Officer and Vice President – AML Compliance	Chief Compliance Officer since 2004 and Vice President – AML Compliance since 2006	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Director of Compliance, Franklin Resources, Inc. (1994-2001).				
Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).				

58 | Annual Report

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

David P. Goss (1947) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Secretary and Vice President	Secretary since 2005 and Vice President since 2009	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:
Director, Fund Accounting, Franklin Templeton Investments; and officer of four of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 500 East Broward Blvd. Suite 2100 Fort Lauderdale, FL 33394-3091	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 45 of the investment companies in Franklin Templeton Investments.

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Annual Report | 59

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc., which is the parent company of the Fund's investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, the Fund's investment manager.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Fund's Board has determined that certain of the members of the Audit Committee, including Ann Torre Bates, are audit committee financial experts, and "independent," under those provisions of the Sarbanes-Oxley Act of 2002, and the rules and form amendments adopted by the Securities and Exchange Commission, relating to audit committee financial experts.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/(800) 342-5236 to request the SAI.

60 | Annual Report

Mutual Global Discovery Fund

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

Annual Report | 61

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DECEMBER 31, 2010

ANNUAL REPORT
AND SHAREHOLDER LETTER

Sign up for electronic delivery
on **franklintempleton.com**

INTERNATIONAL

Mutual European Fund

FRANKLIN TEMPLETON
INVESTMENTS

Franklin · Templeton · **Mutual Series**

Annual Report

Mutual European Fund

Your Fund's Goals and Main Investments: Mutual European Fund seeks capital appreciation, with income as a secondary goal, by investing at least 80% of its net assets in securities of European companies that the manager believes are available at market prices less than their intrinsic value. The Fund defines European companies as issuers organized under the laws of, or whose principal business operations are located in, or who earn at least 50% of their revenue from, European countries, as defined in the prospectus.

We are pleased to bring you Mutual European Fund's annual report for the fiscal year ended December 31, 2010.

Performance Overview

Mutual European Fund – Class Z delivered a cumulative total return of +8.61% for the 12 months under review. The Fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) Europe Index, which tracks equity performance in Europe's developed markets and posted a +4.49% total return in local currency terms.[1] You can find the Fund's long-term performance data in the Performance Summary beginning on page 10.

Economic and Market Overview

During the year under review, equities advanced against a backdrop of heightened volatility and uneven global economic recovery. Emerging market regions primarily led growth, as they were generally unconstrained by the debt overhang burdening western economies and benefited from strong intrinsic demand and significant capital inflows. Policymakers in these regions began raising interest rates toward period-end to combat inflation and speculative investment. Developed economies grew at a more subdued

1. Source: © 2011 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The unmanaged index is calculated in local currency and includes reinvested daily net dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 22.

4 | Annual Report

pace, with demand recovery and asset price reflation heavily underpinned by government sponsored liquidity-enhancing measures. The U.S. Federal Reserve Board (Fed), having already brought official interest rates close to zero, began directly purchasing government securities as part of an extreme policy measure known as quantitative easing. Further promoting the U.S. recovery, the traditionally pro-business Republican Party gained control of the House of Representatives in mid-term elections and President Obama extended Bush-era tax cuts. In Europe, ballooning fiscal deficits took their toll on peripheral nations and growing concerns of potential sovereign defaults significantly roiled equity markets on several occasions during the period. The European Central Bank responded by pledging 750 billion euros in the spring with the intent to forestall defaults, stabilize markets and restore confidence in the euro currency, followed by further backstops in the autumn as Ireland and the rest of the periphery came under renewed duress.

Geographic Breakdown
Based on Total Net Assets as of 12/31/10

France
21.8%
U.K.
20.2%
Germany
16.5%
Switzerland
11.6%
Denmark
6.0%
Netherlands
3.8%
U.S.
3.1%
Italy
2.0%
Spain
1.9%
Norway
1.6%
Ireland
1.4%
Sweden
1.1%
Belgium
1.0%
Other
0.9%
Short-Term Investments & Other Net Assets
7.1%

The combination of intrinsic growth drivers in emerging markets and stimulus-induced support in the developed world encouraged the global economic recovery, and equity markets responded favorably. By the end of 2010, global equity markets recouped all losses suffered since Lehman Brothers Holdings' 2008 bankruptcy. Commodities surged in the second half of 2010 due to near-term supply constraints and emerging market demand increases, as well as longer term fears that overly accommodative monetary policies would ultimately have negative inflationary consequences. The dollar strengthened relative to the euro, which bore the burden of the region's fiscal crisis, but weakened against the yen, which hit multi-decade highs amid persistent deflationary pressures. Meanwhile, U.S. Treasuries and corporate bonds finished the year with gains, though Treasury prices declined considerably in the final quarter as Fed policies appeared to improve growth expectations. Although market conditions remained accommodative and corporate profitability improved, critical economic fundamentals such as employment, home prices and credit creation remained substantially depressed at period-end, leading many investors to question the true health of the global economy and the sustainability of the recovery.

Investment Strategy

We follow a distinctive value investment approach, that combines investments in what we believe are undervalued common stocks with distressed debt investing and risk arbitrage. Our style aims to provide our shareholders with superior risk-adjusted results over time. We employ rigorous, fundamental analysis to find compelling situations. In our opinion, successful investing is as much about assessing risk and containing losses as it is about achieving profits. In choosing investments, we look at the market price of an individual

Annual Report | 5

Top 10 Sectors/Industries
Based on Equity Securities as of 12/31/10

	% of Total Net Assets
Commercial Banks	6.4%
Insurance	6.3%
Oil, Gas & Consumable Fuels	6.3%
Automobiles	6.0%
Media	5.9%
Tobacco	4.6%
Food Products	4.6%
Diversified Telecommunication Services	4.5%
Machinery	4.4%
Hotels, Restaurants & Leisure	3.5%

company's securities relative to our evaluation of its intrinsic value based on factors including book value, cash flow generation, long-term earnings potential and earnings multiples. We may invest in bankrupt or distressed companies if we believe the market overreacted to adverse developments or failed to appreciate positive changes.

In addition, it is our practice to hedge the Fund's currency exposure when we deem it advantageous for our shareholders.

Manager's Discussion

As stock markets advanced in 2010, many of the Fund's investments increased in value. Three particularly strong Fund performers were Swiss durable goods manufacturer Schindler Holding; A.P. Moller-Maersk, a Danish industrial conglomerate engaged in container shipping, port operations, oil production and food retailing; and German automaker Volkswagen.

The share price of Swiss elevator and escalator manufacturer Schindler rose throughout 2010. During the year, the company's efforts to achieve a long-term profit margin target of 14% gained traction, driven by improved operating efficiencies and a focus on cost containment. Given the product's high service cost component as well as extensive on-site assembly requirements, we believe Schindler faced a relatively low risk of competition from the Chinese, a concern that weighed on other industrial companies. Toward the end of 2010, the company also announced its intention to merge its majority-owned IT distribution subsidiary ALSO with a competitor, and the market responded favorably. We believe this merger may allow Schindler to deconsolidate its ALSO investment and provide greater transparency on the profitability of its core elevator and escalator profits and cash flows.

Our investment in A.P. Moller-Maersk was another key contributor to portfolio returns. The stock price was propelled by better communications with investors following the arrival of a new chief financial officer and investor relations team, as well as investors' growing awareness of significant and ongoing improvements in the company's container shipping business, which is the world's largest.

We bought Volkswagen's stock in 2010, when it offered what we believed was an attractive combination of historically below-average valuation, a solid balance sheet combined with conservative accounting policies that understated the group's industrial cash flows and earnings, and a strong global presence. The company is Europe's largest automotive group and has market share not only in Europe but also in North America, South America and China. During the year, Volkswagen announced its intention to merge its operations with those of Porsche. We feel this is a synergistic move that, if finalized, may enhance the company's sales and profit development.

6 | Annual Report

In contrast, several Fund investments decreased in value, hindering Fund performance. Three major detractors from Fund performance were Intesa Sanpaolo (Intesa), an Italian financial services conglomerate; CRH, an Irish manufacturer and distributor of building materials sold throughout western Europe and North America; and German utility conglomerate E.ON, one of the world's largest investor-owned power and gas companies.

Top 10 Holdings
12/31/10

Company *Sector/Industry, Country*	% of Total Net Assets
A.P. Moller-Maersk AS, B *Marine, Denmark*	3.4%
British American Tobacco PLC *Tobacco, U.K.*	3.1%
Schindler Holding AG, PC & Registered *Machinery, Switzerland*	3.1%
Nestle SA *Food Products, Switzerland*	3.0%
Daimler AG *Automobiles, Germany*	3.0%
Vodafone Group PLC *Wireless Telecommunication Services, U.K.*	3.0%
Royal Dutch Shell PLC, A *Oil, Gas & Consumable Fuels, U.K.*	2.7%
Zurich Financial Services AG *Insurance, Switzerland*	2.6%
GDF Suez *Multi-Utilities, France*	2.3%
Porsche Automobile Holding SE *Automobiles, Germany*	2.3%

Annual Report | 7

Thank you for your continued participation in Mutual European Fund. We look forward to serving your future investment needs.

Mutual European Fund

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

8 | Annual Report

Philippe Brugere-Trelat has been co-portfolio manager for Mutual European Fund since December 2010 and was portfolio manager since 2005. He also has been portfolio manager for Mutual Global Discovery Fund since December 2009. He has been a member of the management team of the Mutual Series Funds since 2004, when he rejoined Franklin Templeton Investments. Previously, he was president and portfolio manager of Eurovest. Between 1984 and 1994, Mr. Brugere-Trelat was employed at Heine Securities Corporation, the Fund’s former manager.

Katrina Dudley has been co-portfolio manager for Mutual European Fund since December 2010 and was assistant portfolio manager since 2007. She follows industrial companies (foreign and domestic) including transportation, manufacturers, machinery, electrical equipment and general industrial, as well as health care services companies. Prior to joining Franklin Templeton Investments in 2002, Ms. Dudley was an investment analyst at Federated Investors, Inc., responsible for the technology and health care sectors. From 1995 to 2001, Ms. Dudley was a senior manager in the corporate finance division of Ernst & Young LLP, where she specialized in valuation and litigation consulting.

Annual Report | 9

Performance Summary as of 12/31/10

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

10 | Annual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returnsand value of $10,000 investment include maximum sales charges. Class Z/R: no sales charges; Class A: 5.75% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 11

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index is calculated in local currency and includes reinvested daily net dividends. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

12 | Annual Report

Annual Report | 13

Endnotes

Value securities may not increase in price as anticipated or may decline further in value. Because the Fund invests in issuers located in Europe, it may experience greater volatility than a more geographically diversified fund. Foreign securities risks include currency fluctuations, and economic and political uncertainties. In addition, the Fund’s investments in smaller company stocks carry an increased risk of price fluctuation, especially over the short term. The Fund may also invest in companies engaged in mergers, reorganizations or liquidations, which involve certain risks as pending deals may not be completed on time or on favorable terms, as well as lower rated bonds, which entail higher credit risk. The manager applies various techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class Z:	Shares are available to certain eligible investors as described in the prospectus.
Class B:	These shares have higher annual fees and expenses than Class A shares.
Class C:	Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

5. Source: © 2011 Morningstar. The MSCI Europe Index is a market capitalization-weighted index designed to measure equity market performance of developed markets in Europe.

14 | Annual Report

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and

  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 15

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (Z: 1.09%; A: 1.39%; B: 2.09%; C: 2.09%; and R: 1.59%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period

16 | Annual Report

Mutual European Fund

Financial Highlights

Class Z	Year Ended December 31, 2010	2009	2008	2007	2006
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$20.39	$17.25	$26.32	$24.59	$21.30
Income from investment operations[a]:					
Net investment income[b]	0.34	0.40	0.48	0.46	0.62
Net realized and unrealized gains (losses)	1.40	3.52	(8.90)	3.74	5.08
Total from investment operations	1.74	3.92	(8.42)	4.20	5.70
Less distributions from:					
Net investment income	(0.66)	(0.78)	(0.03)	(0.68)	(0.66)
Net realized gains	—	—	(0.62)	(1.79)	(1.75)
Total distributions	(0.66)	(0.78)	(0.65)	(2.47)	(2.41)
Redemption fees[c]	—	—	—[d]	—[d]	—[d]
Net asset value, end of year	$21.47	$20.39	$17.25	$26.32	$24.59
Total return	8.61%	23.01%	(32.47)%	17.15%	27.30%
Ratios to average net assets					
Expenses before expense reduction[e]	1.10%	1.13%	1.09%	1.04%	1.05%
Expenses net of expense reduction[e]	1.10%	1.12%	1.09%[f]	1.04%[f]	1.05%[f]
Expenses incurred in connection with securities sold short	—%	—%	—%[g]	—%[g]	0.01%
Net investment income	1.65%	2.17%	2.22%	1.65%	2.64%
Supplemental data					
Net assets, end of year (000's)	$1,057,801	$1,017,962	$800,264	$1,250,521	$1,034,000
Portfolio turnover rate	35.44%	58.83%	42.15%	39.60%	37.65%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Includes dividend expense on securities sold short and stock loan fees, if any. See below for the ratios of such expenses to average net assets for the periods presented.

[f]Benefit of expense reduction rounds to less than 0.01%.

[g]Rounds to less than 0.01%.

Mutual European Fund

Financial Highlights *(continued)*

Class A	Year Ended December 31, 2010	2009	2008	2007	2006
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$20.02	$16.89	$25.86	$24.19	$20.99
Income from investment operations[a]:					
Net investment income[b]	0.27	0.34	0.42	0.36	0.56
Net realized and unrealized gains (losses)	1.37	3.45	(8.75)	3.70	4.98
Total from investment operations	1.64	3.79	(8.33)	4.06	5.54
Less distributions from:					
Net investment income	(0.60)	(0.66)	(0.02)	(0.60)	(0.59)
Net realized gains	—	—	(0.62)	(1.79)	(1.75)
Total distributions	(0.60)	(0.66)	(0.64)	(2.39)	(2.34)
Redemption fees[c]	—	—	—[d]	—[d]	—[d]
Net asset value, end of year	$21.06	$20.02	$16.89	$25.86	$24.19
Total return[e]	8.25%	22.67%	(32.68)%	16.86%	26.96%
Ratios to average net assets					
Expenses before expense reduction[f]	1.40%	1.43%	1.38%	1.34%	1.34%
Expenses net of expense reduction[f]	1.40%	1.42%	1.38%[g]	1.34%[g]	1.34%[g]
Expenses incurred in connection with securities sold short	—%	—%	—%[h]	—%[h]	0.01%
Net investment income	1.35%	1.87%	1.93%	1.35%	2.35%
Supplemental data					
Net assets, end of year (000's)	$765,304	$807,932	$688,842	$1,333,176	$964,717
Portfolio turnover rate	35.44%	58.83%	42.15%	39.60%	37.65%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[f]Includes dividend expense on securities sold short and stock loan fees, if any. See below for the ratios of such expenses to average net assets for the periods presented.

[g]Benefit of expense reduction rounds to less than 0.01%.

[h]Rounds to less than 0.01%.

Mutual European Fund

Financial Highlights *(continued)*

Class B	Year Ended December 31, 2010	2009	2008	2007	2006
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$19.66	$16.37	$25.24	$23.65	$20.58
Income from investment operations[a]:					
Net investment income[b]	0.15	0.22	0.27	0.18	0.38
Net realized and unrealized gains (losses)	1.32	3.33	(8.51)	3.60	4.87
Total from investment operations	1.47	3.55	(8.24)	3.78	5.25
Less distributions from:					
Net investment income	(0.35)	(0.26)	(0.01)	(0.40)	(0.43)
Net realized gains	—	—	(0.62)	(1.79)	(1.75)
Total distributions	(0.35)	(0.26)	(0.63)	(2.19)	(2.18)
Redemption fees[c]	—	—	—[d]	—[d]	—[d]
Net asset value, end of year	$20.78	$19.66	$16.37	$25.24	$23.65
Total return[e]	7.53%	21.79%	(33.15)%	16.05%	26.01%
Ratios to average net assets					
Expenses before expense reduction[f]	2.10%	2.12%	2.09%	2.04%	2.05%
Expenses net of expense reduction[f]	2.10%	2.11%	2.09%[g]	2.04%[g]	2.05%[g]
Expenses incurred in connection with securities sold short	—%	—%	—%[h]	—%[h]	0.01%
Net investment income	0.65%	1.18%	1.22%	0.65%	1.64%
Supplemental data					
Net assets, end of year (000's)	$10,771	$23,239	$30,017	$65,317	$63,219
Portfolio turnover rate	35.44%	58.83%	42.15%	39.60%	37.65%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[f]Includes dividend expense on securities sold short and stock loan fees, if any. See below for the ratios of such expenses to average net assets for the periods presented.

[g]Benefit of expense reduction rounds to less than 0.01%.

[h]Rounds to less than 0.01%.

Mutual European Fund

Financial Highlights *(continued)*

Class C	Year Ended December 31, 2010	2009	2008	2007	2006
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$20.05	$16.76	$25.82	$24.17	$20.98
Income from investment operations[a]:					
Net investment income[b]	0.13	0.21	0.28	0.17	0.38
Net realized and unrealized gains (losses)	1.36	3.42	(8.71)	3.69	4.99
Total from investment operations	1.49	3.63	(8.43)	3.86	5.37
Less distributions from:					
Net investment income	(0.44)	(0.34)	(0.01)	(0.42)	(0.43)
Net realized gains	—	—	(0.62)	(1.79)	(1.75)
Total distributions	(0.44)	(0.34)	(0.63)	(2.21)	(2.18)
Redemption fees[c]	—	—	—[d]	—[d]	—[d]
Net asset value, end of year	$21.10	$20.05	$16.76	$25.82	$24.17
Total return[e]	7.52%	21.76%	(33.14)%	16.03%	26.10%
Ratios to average net assets					
Expenses before expense reduction[f]	2.10%	2.13%	2.08%	2.04%	2.05%
Expenses net of expense reduction[f]	2.10%	2.12%	2.08%[g]	2.04%[g]	2.05%[g]
Expenses incurred in connection with securities sold short	—%	—%	—%[h]	—%[h]	0.01%
Net investment income	0.65%	1.17%	1.23%	0.65%	1.64%
Supplemental data					
Net assets, end of year (000's)	$171,750	$192,122	$189,244	$384,861	$303,259
Portfolio turnover rate	35.44%	58.83%	42.15%	39.60%	37.65%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]Based on average daily shares outstanding.
[c]Effective September 1, 2008, the redemption fee was eliminated.
[d]Amount rounds to less than $0.01 per share.
[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.
[f]Includes dividend expense on securities sold short and stock loan fees, if any. See below for the ratios of such expenses to average net assets for the periods presented.
[g]Benefit of expense reduction rounds to less than 0.01%.
[h]Rounds to less than 0.01%.

Mutual European Fund

Financial Highlights *(continued)*

Class R	Year Ended December 31, 2010	2009[a]
Per share operating performance		
(for a share outstanding throughout the year)		
Net asset value, beginning of year	$19.98	$19.36
Income from investment operations[b]:		
Net investment income[c]	0.19	0.02
Net realized and unrealized gains (losses)	1.42	0.79
Total from investment operations	1.61	0.81
Less distributions from net investment income	(0.59)	(0.19)
Net asset value, end of year	$21.00	$19.98
Total return[d]	8.02%	4.23%
Ratios to average net assets[e]		
Expenses before expense reduction	1.60%	1.63%
Expenses net of expense reduction	1.60%	1.62%
Net investment income	1.15%	1.67%
Supplemental data		
Net assets, end of year (000's)	$21	$5
Portfolio turnover rate	35.44%	58.83%

[a]For the period October 30, 2009 (effective date) to December 31, 2009.

[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[c]Based on average daily shares outstanding.

[d]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

[e]Ratios are annualized for periods less than one year.

Mutual European Fund

Statement of Investments, December 31, 2010

Country	Shares	Value
Common Stocks and Other Equity Interests 88.8%			
Air Freight & Logistics 1.0%			
TNT NV	Netherlands	730,973	$ 19,312,719
Automobiles 3.0%			
[a]Daimler AG (EUR Traded)	Germany	875,545	59,640,578
[a]Daimler AG (USD Traded)	Germany	1,797	121,441
			59,762,019
Beverages 2.4%			
Carlsberg AS, B	Denmark	187,219	18,764,906
Pernod Ricard SA	France	313,472	29,505,268
			48,270,174
Biotechnology 0.5%			
[a]Crucell NV	Netherlands	302,170	9,539,779
Capital Markets 2.3%			
[a]UBS AG (CHF Traded)	Switzerland	2,799,187	46,003,769
Chemicals 2.2%			
Linde AG	Germany	284,144	43,161,905
Commercial Banks 6.4%			
Barclays PLC	United Kingdom	5,145,844	21,090,314
BNP Paribas	France	530,178	33,767,185
[a]Danske Bank AS	Denmark	749,490	19,234,247
Intesa Sanpaolo SpA	Italy	11,975,349	32,520,648
Intesa Sanpaolo SpA, di Risp	Italy	667,200	1,591,411
[a]KBC Groep NV	Belgium	63,310	2,159,670
Societe Generale, A	France	322,891	17,372,927
			127,736,402
Commercial Services & Supplies 1.0%			
[a]Edenred	France	845,823	20,044,518
Construction & Engineering 0.8%			
Vinci SA	France	306,726	16,691,928
Construction Materials 2.9%			
CRH PLC	Ireland	1,300,536	26,966,777
SA des Ciments Vicat	France	376,444	31,474,249
			58,441,026
Containers & Packaging 1.4%			
Rexam PLC	United Kingdom	5,520,758	28,733,671
Diversified Financial Services 3.4%			
Deutsche Boerse AG	Germany	492,164	34,104,727
Guinness Peat Group PLC	United Kingdom	12,456,412	6,983,862
Investor AB, B	Sweden	1,046,174	22,425,138
[a,b,c]Marconi Corp., Contingent Distribution	United Kingdom	28,582,000	—
Oslo Bors VPS Holding ASA	Norway	340,000	4,087,521
			67,601,248
Diversified Telecommunication Services 4.5%			
AboveNet Inc.	United States	192,541	11,255,947
Cable & Wireless Communication PLC	United Kingdom	15,528,811	11,786,569

22 | Annual Report

Mutual European Fund

Statement of Investments, December 31, 2010 (continued)

Annual Report | 23

Mutual European Fund

Statement of Investments, December 31, 2010 *(continued)*

	Country	Shares	Value
Common Stocks and Other Equity Interests (continued)			
Marine 3.4%			
A.P. Moller - Maersk AS, B	Denmark	7,459	$ 67,613,167
Media 5.9%			
British Sky Broadcasting Group PLC	United Kingdom	2,329,843	26,771,072
Eutelsat Communications	France	918,998	33,672,982
[a] Stroer Out-of-Home Media AG	Germany	775,759	27,376,416
Vivendi SA	France	1,129,576	30,524,025
			118,344,495
Metals & Mining 0.9%			
[a] ThyssenKrupp AG	Germany	450,365	18,730,973
Multi-Utilities 2.6%			
GDF Suez	France	1,306,642	46,932,737
Hera SpA	Italy	2,474,990	5,128,612
			52,061,349
Oil, Gas & Consumable Fuels 6.3%			
BP PLC	United Kingdom	1,619,810	11,777,767
[a,d,e] Euro Wagon LP	Jersey Islands	16,127,149	16,428,457
Royal Dutch Shell PLC, A	United Kingdom	1,661,262	54,958,797
Total SA, B	France	818,413	43,410,090
			126,575,111
Pharmaceuticals 0.6%			
Novartis AG	Switzerland	212,794	12,519,304
Real Estate Management & Development 0.0%[†]			
[c] Canary Wharf Group PLC	United Kingdom	192,100	832,889
Tobacco 4.6%			
British American Tobacco PLC	United Kingdom	1,640,605	63,081,094
Imperial Tobacco Group PLC	United Kingdom	948,984	29,211,398
			92,292,492
Transportation Infrastructure 0.2%			
Groupe Eurotunnel SA	France	448,380	3,946,818
Wireless Telecommunication Services 3.0%			
Vodafone Group PLC	United Kingdom	23,078,761	59,734,501
Total Common Stocks and Other Equity Interests (Cost $1,437,162,223)			1,780,584,288
Preferred Stocks 3.0%			
Automobiles 3.0%			
Porsche Automobile Holding SE, pfd.	Germany	585,576	46,672,250
Volkswagen AG, pfd.	Germany	88,424	14,408,809
Total Preferred Stocks (Cost $39,629,044)			61,081,059

24 | Annual Report

Mutual European Fund

Statement of Investments, December 31, 2010 *(continued)*

	Country	Principal Amount*	Value
Corporate Bonds, Notes and Senior Floating Rate Interests in Reorganization 1.1%			
[f,g,h]Glitnir Banki HF, senior note, 144A,			
[i]FRN, 4.763%, 4/20/10	Iceland	5,000,000	$ 1,475,000
6.375%, 9/25/12	Iceland	5,000,000	1,475,000
[g]Trico Shipping AS,			
[i]Tranche A Term Loan, FRN, 13.50%, 9/20/11	Norway	1,824,000	1,833,120
[i]Tranche B Term Loan, FRN, 13.50%, 9/20/11	Norway	852,000	851,370
[f]senior secured note, 144A, 11.875%, 11/01/14	Norway	19,692,000	16,516,665
Total Corporate Bonds, Notes and Senior Floating Rate Interests in Reorganization (Cost $24,152,193)			22,151,155
Total Investments before Short Term Investments (Cost $1,500,943,460)			1,863,816,502
Short Term Investments 6.8%			
Foreign Government and Agency Securities (Cost $13,723,046) 0.7%			
[j]German Treasury Bills, 6/29/11	Germany	10,000,000 EUR	13,349,048
U.S. Government and Agency Securities 6.1%			
[j]FHLB, 1/03/11	United States	7,200,000	7,200,000
[j]U.S. Treasury Bills,			
1/27/11	United States	25,000,000	24,999,250
2/24/11	United States	35,000,000	34,994,855
3/10/11 - 4/28/11	United States	55,000,000	54,985,258
Total U.S. Government and Agency Securities (Cost $122,165,535)			122,179,363
Total Investments before Money Market Funds (Cost $1,636,832,041)			1,999,344,913

	Country	Shares	Value
Money Market Funds (Cost $61,865) 0.0%[†]			
[a]Bank of New York Institutional Cash Reserve Fund, Series B	United States	61,865	49,492
Total Investments (Cost $1,636,893,906) 99.7%			1,999,394,405
Other Assets, less Liabilities 0.3%			6,252,622
Net Assets 100.0%			$2,005,647,027

[†]Rounds to less than 0.1% of net assets.

[*]The principal amount is stated in U.S. dollars unless otherwise indicated.

[a]Non-income producing.

[b]Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

[c]Security has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2010, the aggregate value of this security was $832,889, representing 0.04% of net assets.

[d]See Note 10 regarding restricted securities.

[e]See Note 12 regarding holdings of 5% voting securities.

Annual Report | 25

Mutual European Fund

Statement of Investments, December 31, 2010 *(continued)*

[f]Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At December 31, 2010, the aggregate value of these securities was $19,466,665, representing 0.97% of net assets.

[g]See Note 8 regarding credit risk and defaulted securities.

[h]A portion or all of the security purchased on a delayed delivery basis. See Note 1(c).

[i]The coupon rate shown represents the rate at period end.

[j]The security is traded on a discount basis with no stated coupon rate.

At December 31, 2010, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
British Pound	BANT	Sell	1,439,416	$ 2,190,107	1/12/11	$ —	$ (55,382)
British Pound	BANT	Buy	1,180,000	1,885,723	1/12/11	—	(44,923)
British Pound	DBFX	Sell	1,401,584	2,151,351	1/12/11	—	(35,121)
British Pound	DBFX	Buy	1,180,000	1,871,421	1/12/11	—	(30,621)
British Pound	DBFX	Sell	45,922,260	72,304,543	1/12/11	665,817	—
Euro	BBU	Sell	88,250,000	112,271,750	1/18/11	—	(5,781,252)
Euro	SSBT	Sell	32,900,000	41,806,030	1/18/11	—	(2,204,664)
Euro	BANT	Sell	22,989,363	29,285,460	1/18/11	—	(1,467,666)
Euro	DBFX	Sell	14,175,170	18,621,023	1/18/11	—	(341,259)
Euro	BANT	Buy	3,700,000	5,075,401	1/18/11	—	(125,870)
Euro	DBFX	Buy	2,987,317	4,084,262	1/18/11	—	(88,095)
Euro	DBFX	Buy	2,853,306	3,705,151	1/18/11	111,748	—
Euro	BANT	Buy	1,716,000	2,230,749	1/18/11	64,764	—
Euro	DBFX	Sell	21,283,900	29,532,424	1/18/11	1,060,715	—
Euro	BANT	Sell	3,723,233	5,104,739	1/18/11	124,129	—
Swedish Krona	HAND	Sell	7,500,000	1,110,881	1/19/11	—	(5,600)
Swedish Krona	HAND	Sell	141,871,003	21,337,996	1/19/11	218,503	—
Danish Krone	HAND	Sell	207,427,703	36,396,688	1/24/11	—	(826,634)
Danish Krone	HAND	Buy	17,225,526	3,209,805	1/24/11	—	(118,650)
Danish Krone	BANT	Sell	3,637,672	637,483	1/24/11	—	(15,304)
Danish Krone	DBFX	Buy	2,378,327	437,467	1/24/11	—	(10,671)
Danish Krone	HAND	Buy	8,137,327	1,391,500	1/24/11	68,760	—
Danish Krone	SSBT	Sell	4,630,650	845,156	1/24/11	14,176	—
Danish Krone	HAND	Sell	17,589,449	3,184,721	1/24/11	28,259	—
Danish Krone	HAND	Buy	29,525,394	5,501,704	1/25/11	—	(203,325)
Danish Krone	HAND	Sell	12,280,814	2,164,688	1/25/11	—	(39,124)
Danish Krone	SSBT	Buy	1,074,776	199,765	1/25/11	—	(6,894)
Danish Krone	HAND	Sell	99,023,385	18,566,479	1/25/11	796,574	—
Swiss Franc	SSBT	Sell	94,545,515	91,525,184	2/10/11	—	(9,751,701)
Swiss Franc	DBFX	Sell	2,061,759	2,065,000	2/10/11	—	(143,550)
Swiss Franc	DBFX	Buy	6,324,211	6,324,588	2/10/11	449,889	—
British Pound	BBU	Buy	590,000	939,699	2/14/11	—	(19,535)
British Pound	BBU	Sell	33,907,741	53,999,094	2/14/11	1,116,582	—
British Pound	SSBT	Sell	622,772	1,011,007	2/14/11	39,732	—
British Pound	BANT	Sell	1,307,229	2,091,002	2/14/11	57,479	—
British Pound	DBFX	Sell	575,000	915,916	2/14/11	21,762	—
New Zealand Dollar	SSBT	Buy	119,000	88,135	2/15/11	4,183	—

26 | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 27

28 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 29

Mutual European Fund Financial Statements (continued)

Statement of Operations for the year ended December 31, 2010

30 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 31

Mutual European Fund

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of seven separate funds. The Mutual European Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class B, Class C, and Class R. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Fund’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

32 | Annual Report

Mutual European Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

Certain derivatives trade in the over-the-counter market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S.

Annual Report | 33

Mutual European Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a Delayed Delivery Basis

The Fund may purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counter-party to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund entered into forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date.

34 | Annual Report

Mutual European Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Derivative Financial Instruments (continued)

Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

See Note 11 regarding other derivative information.

e. Securities Lending

The Fund participates in an agency based security lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund managed by the Fund’s custodian on the Fund’s behalf. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2010, the Fund had no securities on loan.

f. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. The Fund’s application of those tax rules is subject to its understanding. The Fund records a provision for taxes in its financial statements including penalties and interest, if any, for a tax position taken on a tax return (or expected to be taken) when it fails to meet the more likely than not (a greater than 50% probability) threshold and based on the technical merits, the tax position may not be sustained upon examination by the tax authorities. As of December 31, 2010, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund’s financial statements. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation. The Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax effects will significantly change in the next twelve months.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply

Annual Report | 35

Mutual European Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
f.	Income Taxes (continued)

the Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

36 | Annual Report

Mutual European Fund

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2010, there were an unlimited number of shares authorized (without par value).

Transactions in the Fund’s shares were as follows:

Annual Report | 37

Mutual European Fund

Notes to Financial Statements *(continued)*

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.800%	Up to and including $1 billion
0.770%	Over $1 billion, up to and including $2 billion
0.750%	Over $2 billion, up to and including $5 billion
0.730%	In excess of $5 billion

b. Administrative Fees

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B, C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

38 | Annual Report

Mutual European Fund

Notes to Financial Statements *(continued)*

3. Transactions with Affiliates *(continued)*

c. Distribution Fees *(continued)*

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class B	1.00%
Class C	1.00%
Class R	0.50%

The Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$155,602
Contingent deferred sales charges retained	$ 26,421

e. Transfer Agent Fees

For the year ended December 31, 2010, the Fund paid transfer agent fees of $3,642,669, of which $2,299,811 was retained by Investor Services.

4. Expense Offset Arrangement

5. Independent Trustees' Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees' Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

Annual Report | 39

Mutual European Fund

Notes to Financial Statements *(continued)*

5. Independent Trustees' Retirement Plan *(continued)*

During the year ended December 31, 2010, the Fund's projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at December 31, 2010	$69,351
[b]Increase in projected benefit obligation	$ 5,635
Benefit payments made to retired trustees	$ 2,582

[a]The projected benefit obligation is included in accrued expenses and other liabilities in the Statement of Assets and Liabilities.
[b]The increase in projected benefit obligation is included in trustees' fees and expenses in the Statement of Operations.

6. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2010, the Fund had tax basis capital losses of $55,974,741 expiring in 2017. During the year ended December 31, 2010, the Fund utilized $136,146,693 of capital loss carryforwards.

	2010	2009
Distributions paid from ordinary income	$56,979,693	$66,885,672

Cost of investments	$1,664,014,236
Unrealized appreciation	$ 415,037,454
Unrealized depreciation	(79,657,285)
Net unrealized appreciation (depreciation)	$ 335,380,169
Distributable earnings – undistributed ordinary income	$ 47,225,792

40 | Annual Report

Mutual European Fund Notes to Financial Statements (continued)

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2010, aggregated $608,162,015 and $624,441,913, respectively.

8. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At December 31, 2010, the aggregate value of distressed company securities for which interest recognition has been discontinued was $19,466,665, representing 0.97% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2010, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Annual Report | 41

Mutual European Fund

Notes to Financial Statements (continued)

11. OTHER DERIVATIVE INFORMATION

At December 31, 2010, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

For the year ended December 31, 2010, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

aRepresents the average notional amount for derivative contracts outstanding during the year. For derivative contracts denominated in foreign currencies, notional amounts are converted to U.S. dollars.

See Note 1(d) regarding derivative financial instruments.

12. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended December 31, 2010, were as shown below.

42 | Annual Report

Mutual European Fund

Notes to Financial Statements (continued)

13. SPECIAL SERVICING AGREEMENT

The Fund, which is an eligible underlying investment of one or more of the Franklin Templeton Fund Allocator Series Funds (Allocator Funds), participates in a Special Servicing Agreement (SSA) with the Allocator Funds and certain service providers of the Fund and the Allocator Funds. Under the SSA, the Fund may pay a portion of the Allocator Funds’ expenses (other than any asset allocation, administrative, and distribution fees) to the extent such payments are less than the amount of the benefits realized or expected to be realized by the Fund (e.g., due to reduced costs associated with servicing accounts) from the investment in the Fund by the Allocator Funds. The Allocator Funds are either managed by Franklin Advisers, Inc. or administered by FT Services, affiliates of Franklin Mutual. For the year ended December 31, 2010, the Fund was held by one or more of the Allocator Funds and the amount of expenses borne by the Fund is noted in the Statement of Operations. At December 31, 2010, 9.30% of the Fund’s outstanding shares was held by one or more of the Allocator Funds.

14. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 21, 2011. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended December 31, 2010, the Fund did not use the Global Credit Facility.

Effective January 21, 2011, the Borrowers renewed the Global Credit Facility for a total of $750 million, maturing January 20, 2012.

15. REGULATORY AND LITIGATION MATTERS

During the year ended December 31, 2010, the Fund received $40,490 resulting from a settlement between the SEC and Franklin Advisers, Inc. (an affiliate of the investment manager) relating to market-timing activities, as previously reported in the Fund’s financial statements during the years ended December 31, 2003 through December 31, 2007. This payment is included in capital shares transactions on the Statements of Changes in Net Assets.

Annual Report | 43

Mutual European Fund

Notes to Financial Statements (continued)

16. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities

  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

The following is a summary of the inputs used as of December 31, 2010, in valuing the Fund’s assets and liabilities carried at fair value:

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Mutual European Fund

Notes to Financial Statements (continued)

16. FAIR VALUE MEASUREMENTS (continued)

At December 31, 2010, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

17. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Annual Report | 45

Mutual European Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Mutual Series Funds and Shareholders of Mutual European Fund:

We have audited the accompanying statement of assets and liabilities of Mutual European Fund (one of the Funds constituting the Franklin Mutual Series Funds) (the “Fund”), including the statement of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mutual European Fund at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 18, 2011

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Mutual European Fund

Tax Designation (unaudited)

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund designates 3.74% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2010.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $53,125,012 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2010. Distributions, including qualified dividend income, paid during calendar year 2010 will be reported to shareholders on Form 1099-DIV in January 2011. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At December 31, 2010, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on December 16, 2010, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following tables provide a detailed analysis of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Fund, to Class Z, Class A, Class B, Class C, and Class R shareholders of record.

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Annual Report | 47

Mutual European Fund

Tax Designation (unaudited) (continued)

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

In January 2011, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2010. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2010 individual income tax returns.

1 Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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Mutual European Fund

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Edward I. Altman, Ph.D. (1941) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 1987	8	None
Principal Occupation During Past 5 Years: Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial publishing organizations; and **formerly,** Vice Director, Salomon Center, Stern School of Business, New York University.				
Ann Torre Bates (1958) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 1995	32	SLM Corporation (Sallie Mae), Ares Capital Corporation (specialty finance company) and Allied Capital Corporation (financial services) (2003-2010).
Principal Occupation During Past 5 Years: Independent strategic and financial consultant; and **formerly,** Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).				
Burton J. Greenwald (1929) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2002	15	Franklin Templeton Emerging Markets Debt Opportunities Fund PLC and Fiduciary International Ireland Limited.
Principal Occupation During Past 5 Years: Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and **formerly,** Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute and Chairman, ICI Public Information Committee.				

Annual Report | 49

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Keith E. Mitchell (1954) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2009	8	None

Principal Occupation During Past 5 Years:
Managing Member, Mitchell Hartley Advisers, LLC (formerly, Mitchell Advisers, LLC) (advisory firm); director of various boards of asset management firms; and **formerly,** Managing Director, Putman Lovell NBF.

Charles Rubens II (1930) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 1998	15	None

Principal Occupation During Past 5 Years:
Private investor.

Larry D. Thompson (1945) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2009	138	Cbeyond, Inc. (business communications provider) and The Southern Company (energy company).

Principal Occupation During Past 5 Years:
Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and **formerly,** Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Jan Hopkins Trachtman (1947) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2009	8	None

Principal Occupation During Past 5 Years:
President and Founder, The Jan Hopkins Group (communications consulting firm); President, Economic Club of New York; serves on Advisory Board of Knight Bagehot Fellowship; and **formerly,** Anchor/Correspondent, CNN Financial News (until 2003); Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air Reporter, ABC News' World News Tonight and Editor, CBS Network News.

Robert E. Wade (1946) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee and Chairman of the Board	Trustee since 1993 and Chairman of the Board since 2005	39	El Oro Ltd (investments).

Principal Occupation During Past 5 Years:
Attorney at law engaged in private practice (1973-2009) and member of various boards.

50 | Annual Report

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
****Gregory E. Johnson (1961)** One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	88	None
Principal Occupation During Past 5 Years: Director, President and Chief Executive Officer, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.				
****Peter A. Langerman (1955)** c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2702	Trustee, President and Chief Executive Officer – Investment Management	Trustee since 2007, President and Chief Executive Officer – Investment Management since 2005	8	American International Group, Inc. (AIG) Credit Facility Trust
Principal Occupation During Past 5 Years: Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; officer and/or director, as the case may be, of three of the investment companies in Franklin Templeton Investments; and **formerly,** Director, New Jersey's Division of Investment.				
Philippe Brugere-Trelat (1949) 101 John F. Kennedy Parkway, Short Hills NJ 07078-2789	Vice President	Since 2005	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Executive Vice President, Franklin Mutual Advisers, LLC; officer of two of the investment companies in Franklin Templeton Investments; and **formerly,** Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav).				
James M. Davis (1952) One Franklin Parkway San Mateo, CA 94403-1906	Chief Compliance Officer and Vice President – AML Compliance	Chief Compliance Officer since 2004 and Vice President – AML Compliance since 2006	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Director of Compliance, Franklin Resources, Inc. (1994-2001).				
Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).				

Annual Report | 51

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).				
David P. Goss (1947) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.				
Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Secretary and Vice President	Secretary since 2005 and Vice President since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.				
Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Director, Fund Accounting, Franklin Templeton Investments; and officer of four of the investment companies in Franklin Templeton Investments.				
Robert C. Rosselot (1960) 500 East Broward Blvd. Suite 2100 Fort Lauderdale, FL 33394-3091	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 45 of the investment companies in Franklin Templeton Investments.				
Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.				

52 | Annual Report

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc., which is the parent company of the Fund's investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, the Fund's investment manager.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Fund's Board has determined that certain of the members of the Audit Committee, including Ann Torre Bates, are audit committee financial experts, and "independent," under those provisions of the Sarbanes-Oxley Act of 2002, and the rules and form amendments adopted by the Securities and Exchange Commission, relating to audit committee financial experts.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/(800) 342-5236 to request the SAI.

Annual Report | 53

Mutual European Fund

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

54 | Annual Report

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DECEMBER 31, 2010

ANNUAL REPORT
AND SHAREHOLDER LETTER

Sign up for electronic delivery
on franklintempleton.com

SECTOR

Mutual Financial Services Fund

FRANKLIN TEMPLETON
INVESTMENTS

Franklin · Templeton · **Mutual Series**

Annual Report

Mutual Financial Services Fund

Your Fund's Goals and Main Investments: Mutual Financial Services Fund seeks capital appreciation, with income as a secondary goal, by investing at least 80% of its net assets in securities of financial services companies that the manager believes are available at market prices less than their intrinsic value. The Fund concentrates its investments in securities of issuers such as banks, savings and loan organizations, credit card companies, brokerage firms, finance companies, subprime lending institutions, investment advisors, investment companies and insurance companies.

This annual report for Mutual Financial Services Fund covers the fiscal year ended December 31, 2010.

Performance Overview

Mutual Financial Services Fund – Class Z delivered a +12.84% cumulative total return for the 12 months under review. The Fund's Class Z shares outperformed the +12.13% total return of its narrow benchmark, the Standard & Poor's 500 (S&P 500) Financials Index, which tracks financials stocks in the S&P 500 Index.[1] For the same period, the Fund underperformed U.S. stocks as measured by its broad benchmark, the S&P 500 Index, which posted a +15.06% total return.[1] You can find the Fund's long-term performance data in the Performance Summary beginning on page 11.

Economic and Market Overview

During the 12-month period ended December 31, 2010, the U.S. economy grew unevenly, supported by a combination of fundamental business improvement and government intervention. Economic activity as measured by gross domestic product expanded at an annualized 3.7% pace in 2010's first quarter and then downshifted to 1.7% annualized in the second quarter. Consumer spending picked up, likely due to pent-up post-recession demand, and the pace of growth rose at annualized rates of 2.6% in the third quarter and an estimated 3.2% in the fourth quarter. Globally, emerging market

1. Source: © 2011 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 22.

4 | Annual Report

regions primarily led growth, as they were generally unconstrained by the debt overhang burdening western economies and benefited from strong intrinsic demand and significant capital inflows. Developed economies grew at a more subdued pace, with demand recovery and asset price reflation heavily underpinned by government-sponsored, liquidity-enhancing measures.

In the U.S., challenges such as mixed economic data, elevated debt concerns surrounding the U.S. budget deficit and a lack of job prospects for the unemployed hindered consumer confidence and the economy's advance. Although home prices rose early in the year, home sales stalled as a homebuyer tax credit program ended, foreclosures mounted and the housing sector remained weak. The unemployment situation showed little improvement. Even though the jobless rate fell from 10.0% in December 2009 to 9.4% at period-end, some of the decline was attributable to a shrinking labor force as many unemployed workers stopped looking for jobs.[2]

Amid signs of a demand-led recovery, crude oil prices rose from $79 per barrel at the end of December 2009 to $91 per barrel by the end of December 2010 largely due to accelerating global demand. The pace of inflation slowed during the year, and in December 2010 the inflation rate was an annualized 1.5%.[2] Similarly, core inflation, which excludes volatile food and energy costs, slowed to a 0.8% annualized rate.[2]

Given few inflationary pressures and uncertainty surrounding the economic recovery, the Federal Open Market Committee (FOMC) made no major changes to its monetary policy for most of the period. The FOMC repeatedly stated it would keep the federal funds target rate within the exceptionally low 0% to 0.25% range "for an extended period" and eventually shifted its focus to its outlook and the status of its current holdings. In September, the FOMC revealed concerns about the subdued recovery and said inflation was below the pace "consistent with its mandate." Having already lowered interest rates effectively to zero, the FOMC announced its intention to purchase government securities to stimulate the economy and promote a low level of inflation consistent with healthy economic growth.

Investor confidence shifted with each release of encouraging or discouraging economic, regulatory and political news, stoking considerable volatility among equities. Ultimately, global stock indexes posted solid gains during the 12 months under review as investor risk aversion began to subside amid generally improving economic signs and rising consumer spending. The dollar strengthened relative to the euro, which declined as a result of the region's fiscal crisis, but weakened against the yen, which hit multi-decade highs amid persistent

Geographic Breakdown

Based on Total Net Assets as of 12/31/10

U.S.
39.4%
U.K.
13.9%
Australia
5.3%
Hong Kong
5.1%
Norway
4.8%
Bermuda
4.6%
Switzerland
3.2%
Germany
2.4%
France
2.1%
Japan
1.9%
China
1.9%
Italy
1.2%
Other
5.2%
Short-Term Investments & Other Net Assets
9.0%

2. Source: Bureau of Labor Statistics.

Annual Report | 5

What is return on equity?

Return on equity is an amount, expressed as a percentage, earned on a company's common stock investment for a given period. It is calculated by dividing common stock equity (net worth) over the average of the accounting period into net income for the period after preferred stock dividends but before common stock dividends. Return on equity tells common shareholders how effectually their money is being employed. Comparing percentages for current and prior periods also reveals trends, and comparison with industry composites reveals how well a company is holding its own against its competitors.

deflationary pressures. Meanwhile, U.S. Treasuries and corporate bonds finished the year with gains despite Treasury price declines late in the year.

Investment Strategy

We strive to provide investors with superior risk-adjusted returns over time through our distinctive, value investment style, which includes investments in undervalued common stocks, distressed debt and risk arbitrage. Rigorous fundamental analysis drives our investment process. We attempt to determine each investment's intrinsic value as well as the price at which we would be willing to commit shareholder funds. While valuation remains our key consideration, we utilize numerous fundamental factors such as return on equity, financial leverage and long-term earnings power. We also consider factors such as management quality and competitive position. As always, our approach to successful investing is as much about assessing risk and containing losses as it is about achieving profits.

In addition, it is our practice to hedge the Fund's currency exposure when we deem it advantageous for our shareholders.

Manager's Discussion

As we headed into 2010, the financial services sector faced a number of headwinds, some of which persisted as we moved into 2011. At the beginning of the year, we closely monitored the U.S. housing market, new regulations and the sovereign debt crisis in particular. As we expected, the announced regulations were not as onerous as the market had anticipated. However, there is a heightened cost of doing business in western banking markets as a result of tighter regulatory regimes. We believe some of the changes, such as better consumer protection, are positive. Meanwhile, we think other regulations have gone too far in determining what banks can and cannot do and it is the customer who will likely suffer the consequences. Nonetheless, it appeared to us that opportunities may be created for enterprising institutions with healthy balance sheets.

U.S. housing market activity continued along the bottom of its longer term trend line and demand fundamentals remained weak through year-end. In this environment, we did not see a meaningful level of distressed properties clearing the market. We thought this would take some time and, while low interest rates have helped in terms of affordability, high unemployment and a number of logistical hiccups delayed the process.

Although the aforementioned conditions still prevailed at year-end, heading to 2011 it was the sovereign debt issue we continued to monitor most carefully.

6 | Annual Report

Mutual Financial Services Fund generated a solid total return with a low level of volatility compared to the overall financial sector in 2010. We accomplished this with Mutual Series' customary focus on protecting against downside risk and preserving a margin of safety. We found opportunities in out-of-favor sectors and companies that we believe were overlooked. One such segment was property and casualty insurance. On one hand, conditions were challenging for the industry, with competitive pricing and low interest rates impairing the investment returns on their "float." On the other hand, we saw an unprecedented opportunity to buy what we consider best-in-class operators such as PartnerRe and ACE at discounts to book value that implied these businesses have no franchise value. We found the returns to be quite reasonable, and we remain watchful to make sure company managements maintain their pricing discipline. At the same time, these types of businesses were impaired less by low interest rates than their life insurance cousins, which typically have more highly leveraged balance sheets.

Although we are bottom-up investors foremost, it is interesting to note that as we moved through 2010 our exposure to life insurance increased. While many of our life insurance exposures like CNO Financial Group and Resolution Limited are special situations, we saw the extremely low interest rates recently challenging these businesses as an interesting opportunity. Rates could not go much lower than they were in 2010, but we believe there is an argument for higher rates in 2011 that would be broadly positive for life insurers. We have followed CNO Financial for some time. The existing management addressed problems created by the previous team's poorly executed acquisitions, and we took a position when management exited a large piece of this troubled business and recapitalized the company's balance sheet. Resolution has been consolidating the U.K. life insurance market with disciplined acquisitions and even more rigorous attention to the operations of acquired businesses.

Among life insurers, one of the largest contributors to Fund performance in 2010 was Tower Australia Group, which we have owned for several years. On the last trading day of the year, Dai-Ichi Life, which had paid $3.75 per share for a 29% Tower Australia stake in 2008, announced a friendly takeover bid for the life insurer at $4 per share — a 47% premium to the closing price at year-end 2010. We expect the transaction to conclude in the second quarter of 2011.

Lancashire Holdings, another of the Fund's top performers during the fiscal year, was one of those property and casualty insurers, domiciled in Bermuda and listed in the U.K., that benefited from disciplined underwriting and capital allocation. Lancashire specializes in insuring severe risks, most of which are associated with catastrophic events. We have discussed Lancashire as a positive Fund contributor prior to 2010; this year, its strong results were augmented by capital returns to shareholders in the form of dividends and share buy-backs.

Portfolio Breakdown

Based on Total Net Assets as of 12/31/10

Insurance
36.3%
Commercial Banks
18.8%
Diversified Financial Services
12.6%
Capital Markets
5.1%
Thrifts & Mortgage Finance
3.9%
Corporate Bonds
3.6%
Trading Companies & Distributors
2.4%
Industrial Conglomerates
1.5%
Real Estate Investment Trusts
1.4%
Household Durables
1.4%
Consumer Finance
1.3%
Real Estate Management & Development
1.1%
Other
1.5%
Short-Term Investments & Other Net Assets
9.1%

Annual Report | 7

Top 10 Holdings
12/31/10

Company *Sector/Industry, Country*	% of Total Net Assets
Symetra Financial Corp. *Insurance, U.S.*	3.3%
White Mountains Insurance Group Ltd. *Insurance, U.S.*	2.7%
Oslo Bors VPS Holding ASA *Diversified Financial Services, Norway*	2.6%
Resolution Ltd. *Insurance, U.K.*	2.4%
Seven Group Holdings *Trading Companies & Distributors, Australia*	2.4%
Deutsche Boerse AG *Diversified Financial Services, Germany*	2.4%
Tower Australia Group Ltd. *Insurance, Australia*	2.3%
Enstar Group Ltd. *Insurance, U.S.*	2.3%
ACE Ltd. *Insurance, U.S.*	2.2%
Protector Forsikring ASA *Insurance, Norway*	2.2%

First Pacific also contributed nicely to the Fund's results. This Hong Kong-based asset manager also has businesses situated in the Philippines and Indonesia. According to our analysis, First Pacific's stock was trading at a significant discount to net asset value of its listed operating businesses. We like the manner in which First Pacific actively contributes to the management of its operating businesses and has shown the ability over a long period of time to add value to those businesses. We also liked the fact that many of its operating businesses are utility-like, with strong cash flows that pay dividends to the holding company and can be deployed into new opportunities.

In contrast, some of the Fund's poorest-performing investments during 2010 were U.S.-based Atlantic Banc Holdings, which through its subsidiary Atlantic Bank & Trust provides personal and business banking products and services; Italian banking conglomerate Intesa Sanpaolo (Intesa); and Hellenic Exchanges, a holding company for a number of organizations that support the Greek capital market's structure and operation.

Atlantic Banc continued to be affected by residential real estate prices' steep declines across southeastern U.S. states, its primary region of business activity. The dislocation in property prices created debilitating credit problems during the year, especially in regard to Atlantic Banc's residential real estate loan portfolio. These credit problems caused the company to report large 2010 operating losses and, in our view, its capital ratios fell uncomfortably below the well-capitalized level. At year-end, we were engaged with Atlantic's management team in trying to identify avenues to recapitalize the bank and position it to take advantage of the ongoing banking dislocation in its markets.

Hellenic Exchanges suffered from the widespread dislocation of European markets in 2010 and, in particular, by deep market uncertainty surrounding Greece's sovereign debt woes and subsequent, government-mandated austerity measures. This uncertainty affected Hellenic Exchanges operationally and led to diminished liquidity and transaction volumes on the exchanges it operates.

8 | Annual Report

Andrew Sleeman has been portfolio manager for Mutual Financial Services Fund since December 2009. He has also been a co-portfolio manager for Mutual International Fund since its May 2009 inception. Mr. Sleeman joined Franklin Templeton Investments in 2007. Previously, he was with Fox-Pitt, Kelton, a financials specialist firm, where he focused on international financial equities. Prior to that, he worked in international equities at BNP Paribas. Mr. Sleeman also worked in Australia in the fixed income division of JP Morgan Investment Management.

Richard Cetlin joined Mutual Series as assistant portfolio manager for Mutual Financial Services Fund in December 2010 with primary coverage of European banks. Prior to joining Mutual Series, Mr. Cetlin was a consultant for Asian Century Quest, a hedge fund focused on the Asia-Pacific region. In this role, he focused on the analysis of banking, insurance and real estate stocks in China and banking stocks in Hong Kong and Korea. Prior to that, Mr. Cetlin worked for 14 years at AllianceBernstein where he was a senior vice president and senior analyst for U.S. banking and specialty finance.

10 | Annual Report

Performance Summary as of 12/31/10

Price and Distribution Information

Class Z (Symbol: TEFAX)		Change	12/31/10	12/31/09
Net Asset Value (NAV)		+$0.96	$13.01	$12.05
Distributions (1/1/10–12/31/10)				
Dividend Income	$0.5676			
Class A (Symbol: TFSIX)		**Change**	**12/31/10**	**12/31/09**
Net Asset Value (NAV)		+$0.96	$13.05	$12.09
Distributions (1/1/10–12/31/10)				
Dividend Income	$0.5266			
Class B (Symbol: TBFSX)		**Change**	**12/31/10**	**12/31/09**
Net Asset Value (NAV)		+$0.98	$12.83	$11.85
Distributions (1/1/10–12/31/10)				
Dividend Income	$0.3951			
Class C (Symbol: TMFSX)		**Change**	**12/31/10**	**12/31/09**
Net Asset Value (NAV)		+$0.96	$13.01	$12.05
Distributions (1/1/10–12/31/10)				
Dividend Income	$0.4333			

Annual Report | 11

Performance Summary *(continued)*

Performance

Class Z		1-Year	5-Year	10-Year
Cumulative Total Return[1]		+12.84%	-15.14%	+63.35%
Average Annual Total Return[2]		+12.84%	-3.23%	+5.03%
Value of $10,000 Investment[3]		$11,284	$8,486	$16,335
Total Annual Operating Expenses[4]	1.25%			
Class A		**1-Year**	**5-Year**	**10-Year**
Cumulative Total Return[1]		+12.45%	-16.38%	+58.22%
Average Annual Total Return[2]		+5.96%	-4.65%	+4.08%
Value of $10,000 Investment[3]		$10,596	$7,880	$14,910
Total Annual Operating Expenses[4]	1.54%			
Class B		**1-Year**	**5-Year**	**10-Year**
Cumulative Total Return[1]		+11.73%	-19.23%	+50.04%
Average Annual Total Return[2]		+7.73%	-4.47%	+4.14%
Value of $10,000 Investment[3]		$10,773	$7,956	$15,004
Total Annual Operating Expenses[4]	2.24%			
Class C		**1-Year**	**5-Year**	**10-Year**
Cumulative Total Return[1]		+11.69%	-19.27%	+47.84%
Average Annual Total Return[2]		+10.69%	-4.19%	+3.99%
Value of $10,000 Investment[3]		$11,069	$8,073	$14,784
Total Annual Operating Expenses[4]	2.25%			

12 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 13

14 | Annual Report

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and

  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

16 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (Z: 1.27%; A: 1.57%; B: 2.27%; and C: 2.27%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Annual Report | 17

Mutual Financial Services Fund

Financial Highlights

	Year Ended December 31,				
Class Z	**2010**	**2009**	**2008**	**2007**	**2006**
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$12.05	$10.80	$18.68	$22.59	$21.59
Income from investment operations[a]:					
Net investment income[b]	0.26	0.15[c]	0.46	0.51	0.40
Net realized and unrealized gains (losses)	1.27	1.44	(7.94)	(2.41)	3.76
Total from investment operations	1.53	1.59	(7.48)	(1.90)	4.16
Less distributions from:					
Net investment income	(0.57)	(0.34)	(0.40)	(0.61)	(0.57)
Net realized gains	—	—	—	(1.40)	(2.59)
Total distributions	(0.57)	(0.34)	(0.40)	(2.01)	(3.16)
Redemption fees[d]	—	—	—[e]	—[e]	—[e]
Net asset value, end of year	$13.01	$12.05	$10.80	$18.68	$22.59
Total return	12.84%	14.82%	(40.08)%	(8.71)%	19.73%
Ratios to average net assets					
Expenses before expense reduction[f]	1.28%	1.26%	1.19%	1.11%	1.08%
Expenses net of expense reduction[f]	1.28%	1.25%	1.19%[g]	1.11%[g]	1.08%[g]
Expenses incurred in connection with securities sold short	—%	—%[h]	0.01%	—%	—%
Net investment income	2.07%	1.24%[c]	3.15%	2.25%	1.71%
Supplemental data					
Net assets, end of year (000's)	$97,487	$99,610	$91,691	$164,890	$213,874
Portfolio turnover rate	35.37%	81.29%	41.98%	49.87%	62.65%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Net investment income per share includes approximately ($0.09) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 2.09%.

[d]Effective September 1, 2008, the redemption fee was eliminated.

[e]Amount rounds to less than $0.01 per share.

[f]Includes dividend expense on securities sold short and stock loan fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

[g]Benefit of expense reduction rounds to less than 0.01%.

[h]Rounds to less than 0.01%.

Mutual Financial Services Fund

Financial Highlights *(continued)*

Class A	Year Ended December 31, 2010	2009	2008	2007	2006
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$12.09	$10.83	$18.70	$22.60	$21.61
Income from investment operations[a]:					
Net investment income[b]	0.22	0.11[c]	0.42	0.44	0.33
Net realized and unrealized gains (losses)	1.27	1.46	(7.93)	(2.40)	3.76
Total from investment operations	1.49	1.57	(7.51)	(1.96)	4.09
Less distributions from:					
Net investment income	(0.53)	(0.31)	(0.36)	(0.54)	(0.51)
Net realized gains	—	—	—	(1.40)	(2.59)
Total distributions	(0.53)	(0.31)	(0.36)	(1.94)	(3.10)
Redemption fees[d]	—	—	—[e]	—[e]	—[e]
Net asset value, end of year	$13.05	$12.09	$10.83	$18.70	$22.60
Total return[f]	12.45%	14.53%	(40.23)%	(8.99)%	19.35%
Ratios to average net assets					
Expenses before expense reduction[g]	1.58%	1.55%	1.49%	1.40%	1.39%
Expenses net of expense reduction[g]	1.58%	1.54%	1.49%[h]	1.40%[h]	1.39%[h]
Expenses incurred in connection with securities sold short	—%	—%[i]	0.01%	—%	—%
Net investment income	1.77%	0.95%[c]	2.85%	1.96%	1.40%
Supplemental data					
Net assets, end of year (000's)	$226,172	$245,251	$260,479	$441,180	$557,768
Portfolio turnover rate	35.37%	81.29%	41.98%	49.87%	62.65%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Net investment income per share includes approximately ($0.09) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.80%.

[d]Effective September 1, 2008, the redemption fee was eliminated.

[e]Amount rounds to less than $0.01 per share.

[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[g]Includes dividend expense on securities sold short and stock loan fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

[h]Benefit of expense reduction rounds to less than 0.01%.

[i]Rounds to less than 0.01%.

Mutual Financial Services Fund

Financial Highlights *(continued)*

Class B	Year Ended December 31, 2010	2009	2008	2007	2006
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$11.85	$10.61	$18.26	$22.08	$21.17
Income from investment operations[a]:					
Net investment income[b]	0.12	0.01[c]	0.31	0.27	0.16
Net realized and unrealized gains (losses)	1.26	1.44	(7.72)	(2.33)	3.68
Total from investment operations	1.38	1.45	(7.41)	(2.06)	3.84
Less distributions from:					
Net investment income	(0.40)	(0.21)	(0.24)	(0.36)	(0.34)
Net realized gains	—	—	—	(1.40)	(2.59)
Total distributions	(0.40)	(0.21)	(0.24)	(1.76)	(2.93)
Redemption fees[d]	—	—	—[e]	—[e]	—[e]
Net asset value, end of year	$12.83	$11.85	$10.61	$18.26	$22.08
Total return[f]	11.73%	13.69%	(40.66)%	(9.58)%	18.51%
Ratios to average net assets					
Expenses before expense reduction[g]	2.28%	2.25%	2.19%	2.11%	2.08%
Expenses net of expense reduction[g]	2.28%	2.24%	2.19%[h]	2.11%[h]	2.08%[h]
Expenses incurred in connection with securities sold short	—%	—%[i]	0.01%	—%	—%
Net investment income	1.07%	0.25%[c]	2.15%	1.25%	0.71%
Supplemental data					
Net assets, end of year (000's)	$5,272	$9,835	$13,185	$30,756	$46,085
Portfolio turnover rate	35.37%	81.29%	41.98%	49.87%	62.65%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Net investment income per share includes approximately ($0.09) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.10%.

[d]Effective September 1, 2008, the redemption fee was eliminated.

[e]Amount rounds to less than $0.01 per share.

[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[g]Includes dividend expense on securities sold short and stock loan fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

[h]Benefit of expense reduction rounds to less than 0.01%.

[i]Rounds to less than 0.01%.

Mutual Financial Services Fund

Financial Highlights *(continued)*

Class C	Year Ended December 31, 2010	2009	2008	2007	2006
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$12.05	$10.80	$18.59	$22.46	$21.51
Income from investment operations[a]:					
Net investment income[b]	0.13	0.03[c]	0.31	0.28	0.16
Net realized and unrealized gains (losses)	1.26	1.44	(7.85)	(2.37)	3.73
Total from investment operations	1.39	1.47	(7.54)	(2.09)	3.89
Less distributions from:					
Net investment income	(0.43)	(0.22)	(0.25)	(0.38)	(0.35)
Net realized gains	—	—	—	(1.40)	(2.59)
Total distributions	(0.43)	(0.22)	(0.25)	(1.78)	(2.94)
Redemption fees[d]	—	—	—[e]	—[e]	—[e]
Net asset value, end of year	$13.01	$12.05	$10.80	$18.59	$22.46
Total return[f]	11.69%	13.64%	(40.63)%	(9.60)%	18.52%
Ratios to average net assets					
Expenses before expense reduction[g]	2.28%	2.26%	2.19%	2.11%	2.08%
Expenses net of expense reduction[g]	2.28%	2.25%	2.19%[h]	2.11%[h]	2.08%[h]
Expenses incurred in connection with securities sold short	—%	—%[i]	0.01%	—%	—%
Net investment income	1.07%	0.24%[c]	2.15%	1.25%	0.71%
Supplemental data					
Net assets, end of year (000's)	$89,989	$97,404	$103,509	$183,684	$225,305
Portfolio turnover rate	35.37%	81.29%	41.98%	49.87%	62.65%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Net investment income per share includes approximately ($0.09) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.09%.

[d]Effective September 1, 2008, the redemption fee was eliminated.

[e]Amount rounds to less than $0.01 per share.

[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[g]Includes dividend expense on securities sold short and stock loan fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

[h]Benefit of expense reduction rounds to less than 0.01%.

[i]Rounds to less than 0.01%.

Mutual Financial Services Fund

Statement of Investments, December 31, 2010

22 | Annual Report

Mutual Financial Services Fund

Statement of Investments, December 31, 2010 *(continued)*

	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests (continued)			
Diversified Financial Services 11.9%			
Bank of America Corp.	United States	257,510	$ 3,435,183
[a,f] Bond Street Holdings LLC, A, 144A	United States	199,643	4,052,753
Deutsche Boerse AG	Germany	144,799	10,033,912
First Pacific Co. Ltd.	Hong Kong	9,562,469	8,612,066
Guinness Peat Group PLC	United Kingdom	4,430,284	2,483,901
Guoco Group Ltd.	Hong Kong	198,000	2,628,961
Hellenic Exchanges SA Holding Clearing Settlement and Registry	Greece	658,078	4,313,685
[a,f] North American Financial Holdings Inc., A, 144A	United States	48,089	841,558
[a,f] North American Financial Holdings Inc., B, 144A, non-voting	United States	147,581	2,582,667
Oslo Bors VPS Holding ASA	Norway	911,000	10,952,152
			49,936,838
Electric Utilities 0.6%			
[c] Prime AET&D Holdings No. 1 Pty. Ltd.	Australia	490,308	—
[e] Prime Infrastructure Group	Australia	490,308	2,477,036
			2,477,036
Household Durables 1.4%			
[a] Berkeley Group Holdings PLC	United Kingdom	425,582	5,912,669
Industrial Conglomerates 1.5%			
Shanghai Industrial Holdings Ltd.	China	507,000	2,185,205
Shun Tak Holdings Ltd.	Hong Kong	6,566,000	4,097,150
			6,282,355
Insurance 36.3%			
ACE Ltd.	United States	146,560	9,123,360
Ageas	Belgium	1,635,640	3,741,613
AmTrust Financial Services Inc.	United States	190,046	3,325,805
Argo Group International Holdings Ltd.	United States	175,352	6,566,932
Aspen Insurance Holdings Ltd.	United States	127,860	3,659,353
AXA SA	France	280,570	4,672,890
[a] Brasil Insurance Participacoes e Administracao SA	Brazil	900	1,073,785
Catlin Group Ltd.	United Kingdom	1,109,668	6,398,695
[a] CNO Financial Group Inc.	United States	631,530	4,281,773
[a] Enstar Group Ltd.	United States	113,109	9,566,759
Hiscox Ltd.	United Kingdom	951,960	5,642,276
[a,c] Imagine Group Holdings Ltd.	Bermuda	210,496	2,615,623
Lancashire Holdings Ltd.	United Kingdom	787,766	6,784,263
Maiden Holdings Ltd.	United States	230,850	1,814,481
[f] Maiden Holdings Ltd., 144A	United States	172,000	1,351,920
[a,c] Olympus Re Holdings Ltd.	United States	7,480	2,842
PartnerRe Ltd.	Bermuda	104,810	8,421,484
[b] Protector Forsikring ASA	Norway	4,479,410	9,077,910
Resolution Ltd.	United Kingdom	2,783,267	10,187,069
RSA Insurance Group PLC	United Kingdom	2,355,820	4,605,317
[a] Storebrand ASA	Norway	1,099	8,239
Symetra Financial Corp.	United States	1,020,510	13,980,987
Tower Australia Group Ltd.	Australia	2,434,219	9,625,322
Validus Holdings Ltd.	Bermuda	178,684	5,469,517

Annual Report | 23

Mutual Financial Services Fund

Statement of Investments, December 31, 2010 *(continued)*

	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests (continued)			
Insurance (continued)			
White Mountains Insurance Group Ltd.	United States	34,128	$ 11,453,357
Zurich Financial Services AG	Switzerland	32,610	8,456,255
			151,907,827
Real Estate Investment Trusts (REITs) 1.4%			
The Link REIT	Hong Kong	1,911,533	5,939,340
Real Estate Management & Development 1.1%			
[a] Dolphin Capital Investors Ltd.	Virgin Islands (British)	3,979,650	2,514,585
Franshion Properties China Ltd.	China	6,517,631	1,962,207
[a,c] Star Asia Finance Ltd., 144A	Japan	96,850	223,830
			4,700,622
Thrifts & Mortgage Finance 3.9%			
Abington Bancorp Inc.	United States	153,814	1,835,001
[b] First Clover Leaf Financial Corp.	United States	436,070	2,969,637
TFS Financial Corp.	United States	151,800	1,369,236
Viewpoint Financial Group	United States	509,798	5,959,538
Westfield Financial Inc.	United States	474,380	4,388,015
			16,521,427
Trading Companies & Distributors 2.4%			
Seven Group Holdings Ltd.	Australia	1,124,477	10,110,622
Water Utilities 0.9%			
Guangdong Investment Ltd.	China	7,300,000	3,794,403
Total Common Stocks and Other Equity Interests (Cost $376,951,206)			362,008,256
Preferred Stocks 0.9%			
Commercial Banks 0.2%			
[a,c] First Southern Bancorp Inc., cvt. pfd., C	United States	190	696,346
[a,c] West Coast Bancorp, cvt. pfd., B	United States	1,224	155,325
			851,671
Diversified Financial Services 0.7%			
[a,c] Hightower Holding LLC, pfd., A	United States	3,000,000	2,496,150
[a,c] Hightower Holding LLC, pfd., A, Series 2	United States	248,287	516,470
			3,012,620
Total Preferred Stocks (Cost $3,295,442)			3,864,291
		Principal Amount*	
Corporate Bonds, Notes and Senior Floating Rate Interests 3.7%			
[f,g] Catlin Insurance Co. Ltd., pfd., junior sub. stock, 144A, 7.249%, Perpetual	Bermuda	3,000,000	2,655,000
[c,h] Cerberus CG Investor I LLC, 12.00%, 7/31/14	United States	1,000,000	810,000
[c,h] Cerberus CG Investor II LLC, 12.00%, 7/31/14	United States	1,000,000	810,000
[c,h] Cerberus CG Investor III LLC, 12.00%, 7/31/14	United States	500,000	405,000
[i] CIT Group Inc., Term Loan Tranche 3, FRN, 6.25%, 8/11/15	United States	535,067	546,549

24 | Annual Report

Mutual Financial Services Fund

Statement of Investments, December 31, 2010 *(continued)*

	Country	Principal Amount*	Value
Corporate Bonds, Notes and Senior Floating Rate Interests (continued)			
[g] EGG Banking PLC, sub. note, Series 19, 7.50%, Perpetual	United Kingdom	1,740,000 GBP	$ 2,577,829
[c,g] Eurocastle Investment Ltd., cvt., sub. note, Reg S, 20.00%, Perpetual	Guernsey Islands	1,584,790 EUR	1,837,379
[i] First Data Corp., Term Loan B-1, FRN, 3.011%, 9/24/14	United States	2,003,664	1,851,668
[i] iStar Financial Inc., Revolver, FRN, 1.113%, 6/28/11	United States	767,000	705,640
iStar Financial Inc., senior note, 5.65%, 9/15/11	United States	3,399,000	3,403,249
Total Corporate Bonds, Notes and Senior Floating Rate Interests (Cost $12,890,474)			15,602,314
		Shares	
Companies in Liquidation (Cost $—) 0.0%			
[a,c] FIM Coinvestor Holdings I, LLC	United States	4,357,178	—
Total Investments before Short Term Investments (Cost $393,137,122)			381,474,861
		Principal Amount*	
Short Term Investments 7.5%			
U.S. Government and Agency Securities 7.5%			
[j] FHLB, 1/03/11	United States	6,200,000	6,200,000
[j] U.S. Treasury Bills,			
1/20/11	United States	5,000,000	4,999,925
2/24/11	United States	10,000,000	9,998,530
4/28/11	United States	10,000,000	9,995,940
Total U.S. Government and Agency Securities (Cost $31,191,606)			31,194,395
Total Investments before Money Market Funds (Cost $424,328,728)			412,669,256
		Shares	
Money Market Funds (Cost $57,872) 0.0%†			
[a] Bank of New York Institutional Cash Reserve Fund, Series B	United States	57,872	46,298
Total Investments (Cost $424,386,600) 98.5%			412,715,554
Other Assets, less Liabilities 1.5%			6,205,159
Net Assets 100.0%			$418,920,713

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

[a]Non-income producing.

[b]See Note 13 regarding holdings of 5% voting securities.

[c]See Note 10 regarding restricted securities.

[d]Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company.

[e]Security has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2010, the aggregate value of these securities was $2,477,036, representing 0.59% net assets.

Annual Report | 25

Mutual Financial Services Fund

Statement of Investments, December 31, 2010 *(continued)*

[f]Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At December 31, 2010, the aggregate value of these securities was $11,483,898, representing 2.74% of net assets.

[g]Perpetual security with no stated maturity date.

[h]See Note 8 regarding credit risk and defaulted securities.

[i]The coupon rate shown represents the rate at period end.

[j]The security is traded on a discount basis with no stated coupon rate.

At December 31, 2010, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
British Pound	BANT	Buy	800,000	$ 1,254,584	1/12/11	$ —	$ (6,584)
British Pound	DBFX	Sell	40,000	61,357	1/12/11	—	(1,043)
British Pound	DBFX	Buy	2,772,631	4,280,270	1/12/11	45,034	—
British Pound	DBFX	Sell	16,858,643	26,476,329	1/12/11	176,847	—
Euro	SSBT	Sell	7,561,560	9,721,595	1/18/11	—	(393,587)
Euro	DBFX	Sell	2,444,643	3,218,863	1/18/11	—	(51,363)
Euro	DBFX	Buy	600,000	815,754	1/18/11	—	(13,127)
Euro	BANT	Buy	5,053,600	6,602,327	1/18/11	157,930	—
Euro	BANT	Sell	529,209	735,676	1/18/11	27,747	—
Euro	DBFX	Sell	483,248	661,526	1/18/11	15,081	—
Euro	SSBT	Sell	122,704	170,799	1/18/11	6,657	—
Danish Krone	HAND	Sell	13,316,182	2,295,218	1/24/11	—	(94,398)
Danish Krone	SSBT	Buy	3,017,779	562,163	1/24/11	—	(20,616)
Danish Krone	BANT	Sell	1,916,025	335,774	1/24/11	—	(8,061)
Danish Krone	DBFX	Buy	118,000	21,999	1/24/11	—	(823)
Danish Krone	HAND	Buy	670,000	114,058	1/24/11	6,175	—
South Korean Won	BANT	Sell	3,209,125,000	2,777,875	1/24/11	—	(80,041)
Danish Krone	HAND	Buy	1,512,000	277,123	1/25/11	—	(5,793)
Danish Krone	SSBT	Sell	1,930,000	345,775	1/25/11	—	(8)
Danish Krone	HAND	Sell	11,534,900	2,162,746	1/25/11	92,790	—
Swiss Franc	DBFX	Sell	48,590	50,000	2/10/11	—	(2,049)
Swiss Franc	DBFX	Buy	48,590	48,608	2/10/11	3,441	—
British Pound	SSBT	Sell	1,412,324	2,279,858	2/14/11	77,198	—
British Pound	BANT	Sell	265,000	416,687	2/14/11	5,704	—
British Pound	DBFX	Sell	95,000	148,024	2/14/11	1,018	—
New Zealand Dollar	DBFX	Sell	2,821,464	2,189,456	2/15/11	621	—
Norwegian Krone	DBFX	Sell	88,009,162	14,182,727	2/16/11	—	(897,121)
Norwegian Krone	HAND	Sell	7,244,653	1,225,000	2/16/11	—	(16,328)
Norwegian Krone	SSBT	Buy	850,000	135,030	2/16/11	10,612	—
Norwegian Krone	BANT	Sell	699,444	120,000	2/16/11	154	—
Australian Dollar	DBFX	Sell	7,366,798	7,222,908	2/22/11	—	(253,137)
Australian Dollar	DBFX	Buy	1,070,000	1,035,578	2/22/11	50,290	—
Euro	SSBT	Sell	9,752,130	13,317,021	2/28/11	273,439	—

26 | Annual Report

Mutual Financial Services Fund

Statement of Investments, December 31, 2010 *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
British Pound	DBFX	Sell	9,174,476	$14,789,255	3/15/11	$ 484,036	$ —
Euro	BANT	Sell	2,372,361	3,273,858	3/15/11	100,990	—
Euro	DBFX	Sell	2,182,868	3,015,999	3/15/11	96,565	—
Euro	BBU	Sell	1,744,771	2,406,214	3/15/11	72,704	—
British Pound	DBFX	Buy	210,000	335,219	4/15/11	—	(7,878)
British Pound	BANT	Buy	235,000	372,983	4/15/11	—	(6,673)
British Pound	BANT	Buy	70,000	108,613	4/15/11	500	—
British Pound	BBU	Sell	9,109,370	14,684,304	4/15/11	484,932	—
Euro	DBFX	Sell	125,000	171,764	4/15/11	4,607	—
Japanese Yen	DBFX	Sell	119,288,875	1,447,182	4/20/11	—	(24,214)
Japanese Yen	BANT	Sell	12,782,075	155,000	4/20/11	—	(2,663)
Japanese Yen	BBU	Sell	459,051,390	5,663,386	4/20/11	1,115	—
Japanese Yen	DBFX	Sell	33,900,000	419,710	4/20/11	1,563	—
Swiss Franc	DBFX	Sell	6,875,280	7,131,293	5/10/11	—	(242,782)
Swiss Franc	SSBT	Sell	4,301,761	4,460,557	5/10/11	—	(153,293)
Norwegian Krone	HAND	Buy	4,178,951	667,500	5/18/11	45,123	—
Unrealized appreciation (depreciation)						2,242,873	(2,281,582)
Net unrealized appreciation (depreciation)							$ (38,709)

See Abbreviations on page 47.

Annual Report | The accompanying notes are an integral part of these financial statements. | 27

28 | The accompanying notes are an integral part of these financial statements. | Annual Report

Mutual Financial Services Fund

Financial Statements *(continued)*

Statement of Assets and Liabilities *(continued)*

December 31, 2010

Class Z:	
Net assets, at value	$ 97,487,302
Shares outstanding	7,491,990
Net asset value and maximum offering price per share	$13.01
Class A:	
Net assets, at value	$ 226,172,384
Shares outstanding	17,330,453
Net asset value per share[a]	$13.05
Maximum offering price per share (net asset value per share ÷ 94.25%)	$13.85
Class B:	
Net assets, at value	$ 5,272,196
Shares outstanding	411,008
Net asset value and maximum offering price per share[a]	$12.83
Class C:	
Net assets, at value	$ 89,988,831
Shares outstanding	6,916,702
Net asset value and maximum offering price per share[a]	$13.01

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 29

Mutual Financial Services Fund

Financial Statements (continued)

Statement of Operations for the year ended December 31, 2010

30 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 31

Mutual Financial Services Fund

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of seven separate funds. The Mutual Financial Services Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class Z, Class A, Class B, and Class C. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Fund’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

32 | Annual Report

Mutual Financial Services Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

Certain derivatives trade in the over-the-counter market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S.

Annual Report | 33

Mutual Financial Services Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counter-party to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund entered into forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a coun-terparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund purchased or wrote option contracts primarily to manage and/or gain exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of a particular security, currency or index, or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options

34 | Annual Report

Mutual Financial Services Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Derivative Financial Instruments (continued)

written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the security is adjusted by any premium paid or received. Upon expiration of an option, any premium paid or received is recorded as a realized loss or gain. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Note 12 regarding other derivative information.

d. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay stock loan fees for borrowing the securities sold short and is required to pay the counter-party any dividends or interest due on securities sold short. Such dividends or interest and any stock loan fees are recorded as an expense to the Fund.

e. Securities Lending

The Fund participates in an agency based security lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund managed by the Fund’s custodian on the Fund’s behalf. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2010, the Fund had no securities on loan.

Annual Report | 35

Mutual Financial Services Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
f.	Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. However, final federal income tax status and accruals for the Fund’s investments may be unavailable at the distribution date. Once the Fund becomes aware of a change to an investment’s tax status, tax character of distributions or other tax information, it may be required to update or amend its federal income tax or excise tax returns for the periods affected and may incur federal income or excise tax. During the year ended December 31, 2010, the Fund received information related to the 2009 tax status of several underlying investments and incurred an excise tax of $223,244, as noted in the Statement of Operations.

The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. The Fund’s application of those tax rules is subject to its understanding. The Fund records a provision for taxes in its financial statements including penalties and interest, if any, for a tax position taken on a tax return (or expected to be taken) when it fails to meet the more likely than not (a greater than 50% probability) threshold and based on the technical merits, the tax position may not be sustained upon examination by the tax authorities. As of December 31, 2010, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund’s financial statements. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation. The Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax effects will significantly change in the next twelve months.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax

36 | Annual Report

Mutual Financial Services Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
g.	Security Transactions, Investment Income, Expenses and Distributions (continued)

character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2010, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

Annual Report | 37

Mutual Financial Services Fund

Notes to Financial Statements *(continued)*

2. Shares of Beneficial Interest *(continued)*

	Year Ended December 31,			
	2010		2009	
	Shares	Amount	Shares	Amount
Class A Shares:				
Shares sold	3,100,831	$ 38,872,693	4,355,078	$ 48,660,861
Shares issued in reinvestment of distributions	651,933	8,246,644	486,069	5,739,985
Shares redeemed	(6,714,101)	(83,243,234)	(8,597,968)	(96,839,072)
Net increase (decrease)	(2,961,337)	$(36,123,897)	(3,756,821)	$ (42,438,226)
Class B Shares:				
Shares sold	17,315	$ 210,175	50,954	$ 530,477
Shares issued in reinvestment of distributions	12,853	159,425	13,891	160,889
Shares redeemed	(449,123)	(5,446,092)	(477,634)	(5,240,327)
Net increase (decrease)	(418,955)	$ (5,076,492)	(412,789)	$ (4,548,961
Class C Shares:				
Shares sold	669,208	$ 8,255,621	973,744	$ 10,814,177
Shares issued in reinvestment of distributions	211,885	2,670,323	135,259	1,592,326
Shares redeemed	(2,048,401)	(25,299,784)	(2,612,255)	(29,054,572)
Net increase (decrease)	(1,167,308)	$(14,373,840)	(1,503,252)	$ (16,648,069)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.800%	Up to and including $1 billion
0.770%	Over $1 billion, up to and including $2 billion
0.750%	Over $2 billion, up to and including $5 billion
0.730%	In excess of $5 billion

38 | Annual Report

Mutual Financial Services Fund

Notes to Financial Statements *(continued)*

3. Transactions with Affiliates *(continued)*

b. Administrative Fees

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class B	1.00%
Class C	1.00%

The Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$57,207
Contingent deferred sales charges retained	$14,951

e. Transfer Agent Fees

For the year ended December 31, 2010, the Fund paid transfer agent fees of $1,101,337, of which $690,738 was retained by Investor Services.

Annual Report | 39

Mutual Financial Services Fund

Notes to Financial Statements *(continued)*

4. Expense Offset Arrangement

5. Independent Trustees' Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees' Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the year ended December 31, 2010, the Fund's projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at December 31, 2010	$18,430
[b]Increase in projected benefit obligation	$ 1,174
Benefit payments made to retired trustees	$ 568

[a]The projected benefit obligation is included in accrued expenses and other liabilities in the Statement of Assets and Liabilities.
[b]The increase in projected benefit obligation is included in trustees' fees and expenses in the Statement of Operations.

6. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2010, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:	
2016	$105,848,544
2017	73,527,713
2018	31,829,341
	$211,205,598

	2010	2009
Distributions paid from ordinary income	$16,151,511	$10,969,455

40 | Annual Report

Mutual Financial Services Fund

Notes to Financial Statements *(continued)*

6. Income Taxes *(continued)*

Cost of investments	$428,846,475
Unrealized appreciation	$ 61,509,050
Unrealized depreciation	(77,639,971)
Net unrealized appreciation (depreciation)	$ (16,130,921)
Distributable earnings - undistributed ordinary income	$ 80,009

7. Investment Transactions

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2009	—	$ —
Options written	1,414	183,669
Options expired	(1,414)	(183,669)
Options exercised	—	—
Options closed	—	—
Options outstanding at December 31, 2010	—	$ —

8. Credit Risk and Defaulted Securities

Annual Report | 41

Mutual Financial Services Fund

Notes to Financial Statements (continued)

8. CREDIT RISK AND DEFAULTED SECURITIES (continued)

distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At December 31, 2010, the aggregate value of distressed company securities for which interest recognition has been discontinued was $2,025,000, representing 0.48% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2010, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

42 | Annual Report

Mutual Financial Services Fund

Notes to Financial Statements *(continued)*

10. Restricted Securities *(continued)*

Principal Amount*/ Shares/Warrants	Issuer	Acquisition Dates	Cost	Value
1,584,790 EUR	Eurocastle Investment Ltd., cvt., sub. note, Reg S, 20.00%, Perpetual	6/24/09	$ 2,230,830	$ 1,837,379
4,357,178	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/02/09	—	—
1,478,468	First Chicago Bancorp	11/16/06 - 9/28/09	8,183,152	813,217
110,792	First Southern Bancorp Inc.	1/27/10 - 7/07/10	2,337,711	1,419,068
190	First Southern Bancorp Inc., cvt. pfd., C	1/27/10 - 7/07/10	190,000	696,346
3,000,000	Hightower Holding LLC, pfd., A	3/31/08 - 1/05/10	2,362,324	2,496,150
248,287	Hightower Holding LLC, pfd., A, Series 2	6/10/10	620,718	516,470
210,496	Imagine Group Holdings Ltd.	8/31/04	2,155,795	2,615,623
25,741	NCB Warrant Holdings Ltd., A	12/16/05 - 3/10/08	242,386	—
7,480	Olympus Re Holdings Ltd.	12/19/01	707,747	2,842
490,308	Prime AET&D Holdings No. 1 Pty. Ltd.	10/13/10	—	—
96,850	Star Asia Finance Ltd., 144A	2/22/07 - 5/18/07	9,836,925	223,830
1,224	[a]West Coast Bancorp, cvt. pfd., B	10/23/09	122,400	155,325
6,964	[a]West Coast Bancorp, wts., C, 10/23/16	10/23/09	—	495,698
	Total Restricted Securities (4.27% of Net Assets)			$17,903,279

*In U.S. dollars unless otherwise indicated.

11. Unfunded Capital Commitments

Annual Report | 43

Mutual Financial Services Fund

Notes to Financial Statements (continued)

12. OTHER DERIVATIVE INFORMATION

At December 31, 2010, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

For the year ended December 31, 2010, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

aRepresents the average number of option contracts or notional amount for other derivative contracts outstanding during the year. For derivative contracts denominated in foreign currencies, notional amounts are converted into U.S. dollars.

See Note 1(c) regarding derivative financial instruments.

44 | Annual Report

Mutual Financial Services Fund

Notes to Financial Statements (continued)

13. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended December 31, 2010, were as shown below.

14. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 21, 2011. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended December 31, 2010, the Fund did not use the Global Credit Facility.

Effective January 21, 2011, the Borrowers renewed the Global Credit Facility for a total of $750 million, maturing January 20, 2012.

Annual Report | 45

Mutual Financial Services Fund

Notes to Financial Statements (continued)

15. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities

  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

The following is a summary of the inputs used as of December 31, 2010, in valuing the Fund’s assets and liabilities carried at fair value:

46 | Annual Report

Mutual Financial Services Fund

Notes to Financial Statements *(continued)*

15. Fair Value Measurements *(continued)*

	Balance at Beginning of Year	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Transfer In (Out of) Level 3	Balance at End of Year	Net Change in Unrealized Appreciation (Depreciation) on Assets Still Held at Year End
Assets							
Investments in Securities:							
Equity Investments:[a]							
Commercial Banks	$ 8,358,668[b]	$ —	$ (2,323,648)	$ 2,527,711	$ (2,972,000)	$ 5,590,731[c]	$(3,173,640)
Consumer Finance	1,902,619	(16,322,158)	17,369,225	(354,432)	—	2,595,254	1,641,480
Diversified Financial Services	6,603,320	—	295,891	2,528,597	(6,415,188)	3,012,620	434,102
Electric Utilities	—	—	(123,641)	—	2,600,677	2,477,036[c]	(123,641)
Insurance	16,431,406[b]	169,789	(2,059,654)	(1,021,886)	(10,901,190)	2,618,465	349,534
Real Estate Management & Development	214,038	—	9,792	—	—	223,830	9,792
Corporate Bonds, Notes and Senior Floating Rate Interests	3,247,257	—	615,122	—	—	3,862,379	615,122
Total	$36,757,308	$(16,152,369)	$13,783,087	$ 3,679,990	$(17,687,701)	$20,380,315	$ (247,251)

16. Subsequent Events

ABBREVIATIONS

Counterparty

BANT - Bank of America N.A.
BBU - Barclays Bank PLC
DBFX - Deutsche Bank AG
HAND - Svenska Handelsbanken
SSBT - State Street Bank and Trust Co., N.A.

Currency

CHF - Swiss Franc
EUR - Euro
GBP - British Pound

Selected Portfolio

FHLB - Federal Home Loan Bank
FRN - Floating Rate Note

Annual Report | 47

Mutual Financial Services Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Mutual Series Funds and Shareholders of Mutual Financial Services Fund:

We have audited the accompanying statement of assets and liabilities of Mutual Financial Services Fund (one of the Funds constituting the Franklin Mutual Series Funds) (the “Fund”), including the statement of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mutual Financial Services Fund at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

48 | Annual Report

Mutual Financial Services Fund

Tax Designation (unaudited)

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund designates 12.42% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2010.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $7,026,445 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2010. Distributions, including qualified dividend income, paid during calendar year 2010 will be reported to shareholders on Form 1099-DIV in January 2011. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $760,735 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2010.

At December 31, 2010, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on December 16, 2010, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following tables provide a detailed analysis of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Fund, to Class Z, Class A, Class B, and Class C shareholders of record.

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Annual Report | 49

Mutual Financial Services Fund

Tax Designation (unaudited) (continued)

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

In January 2011, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2010. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2010 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

50 | Annual Report

Mutual Financial Services Fund

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Edward I. Altman, Ph.D. (1941) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 1987	8	None
Principal Occupation During Past 5 Years: Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial publishing organizations; and **formerly,** Vice Director, Salomon Center, Stern School of Business, New York University.				
Ann Torre Bates (1958) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 1995	32	SLM Corporation (Sallie Mae), Ares Capital Corporation (specialty finance company) and Allied Capital Corporation (financial services) (2003-2010).
Principal Occupation During Past 5 Years: Independent strategic and financial consultant; and **formerly,** Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).				
Burton J. Greenwald (1929) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2002	15	Franklin Templeton Emerging Markets Debt Opportunities Fund PLC and Fiduciary International Ireland Limited.
Principal Occupation During Past 5 Years: Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and **formerly,** Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute and Chairman, ICI Public Information Committee.				

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Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Keith E. Mitchell (1954) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2009	8	None
Principal Occupation During Past 5 Years: Managing Member, Mitchell Hartley Advisers, LLC (formerly, Mitchell Advisers, LLC) (advisory firm); director of various boards of asset management firms; and **formerly,** Managing Director, Putman Lovell NBF.				
Charles Rubens II (1930) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 1998	15	None
Principal Occupation During Past 5 Years: Private investor.				
Larry D. Thompson (1945) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2009	138	Cbeyond, Inc. (business communications provider) and The Southern Company (energy company).
Principal Occupation During Past 5 Years: Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and **formerly,** Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).				
Jan Hopkins Trachtman (1947) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2009	8	None
Principal Occupation During Past 5 Years: President and Founder, The Jan Hopkins Group (communications consulting firm); President, Economic Club of New York; serves on Advisory Board of Knight Bagehot Fellowship; and **formerly,** Anchor/Correspondent, CNN Financial News (until 2003); Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air Reporter, ABC News' World News Tonight and Editor, CBS Network News.				
Robert E. Wade (1946) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee and Chairman of the Board	Trustee since 1993 and Chairman of the Board since 2005	39	El Oro Ltd (investments).
Principal Occupation During Past 5 Years: Attorney at law engaged in private practice (1973-2009) and member of various boards.				

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Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
****Gregory E. Johnson (1961)** One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	88	None
Principal Occupation During Past 5 Years: Director, President and Chief Executive Officer, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.				
****Peter A. Langerman (1955)** c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2702	Trustee, President and Chief Executive Officer – Investment Management	Trustee since 2007, President and Chief Executive Officer – Investment Management since 2005	8	American International Group, Inc. (AIG) Credit Facility Trust
Principal Occupation During Past 5 Years: Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; officer and/or director, as the case may be, of three of the investment companies in Franklin Templeton Investments.				
Philippe Brugere-Trelat (1949) 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Vice President	Since 2005	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Executive Vice President, Franklin Mutual Advisers, LLC; officer of two of the investment companies in Franklin Templeton Investments; and **formerly,** Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav).				
James M. Davis (1952) One Franklin Parkway San Mateo, CA 94403-1906	Chief Compliance Officer and Vice President – AML Compliance	Chief Compliance Officer since 2004 and Vice President – AML Compliance since 2006	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Director of Compliance, Franklin Resources, Inc. (1994-2001).				
Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).				

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Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
David P. Goss (1947) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Secretary and Vice President	Secretary since 2005 and Vice President since 2009	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:
Director, Fund Accounting, Franklin Templeton Investments; and officer of four of the investment companies in Franklin Templeton Investments.

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Robert C. Rosselot (1960) 500 East Broward Blvd. Suite 2100 Fort Lauderdale, FL 33394-3091	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 45 of the investment companies in Franklin Templeton Investments.

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

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Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc., which is the parent company of the Fund's investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, the Fund's investment manager.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Fund's Board has determined that certain of the members of the Audit Committee, including Ann Torre Bates, are audit committee financial experts, and "independent," under those provisions of the Sarbanes-Oxley Act of 2002, and the rules and form amendments adopted by the Securities and Exchange Commission, relating to audit committee financial experts.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/(800) 342-5236 to request the SAI.

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Mutual Financial Services Fund

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A
(d)	N/A
(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Ann Torre Bates and she is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $567,544 for the fiscal year ended December 31, 2010 and $539,569 for the fiscal year ended December 31, 2009.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

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There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4.

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs

(a)	-(c) of Item 4.
(e)	(1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i)	pre-approval of all audit and audit related services;
(ii)	pre-approval of all non-audit related services to be

provided to the Fund by the auditors;

     (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

     (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f)	No disclosures are required by this Item 4(f).
(g)	There were no non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the

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registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants. N/A

Item 6. Schedule of Investments.

N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the

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supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.

There have been no significant

changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Matthew T. Hinkle, Chief Financial Officer and Chief Accounting Officer (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Matthew T. Hinkle, Chief Financial Officer and Chief Accounting Officer

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MUTUAL SERIES FUNDS

By /s/ LAURA F. FERGERSON Laura F. Fergerson Chief Executive Officer – Finance and Administration Date February 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ LAURA F. FERGERSON Laura F. Fergerson Chief Executive Officer – Finance and Administration Date February 25, 2011

By /s/ MATTHEW T. HINKLE Matthew T. Hinkle Chief Financial Officer and Chief Accounting Officer Date February 25, 2011

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